                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
                         Certified Shareholder Report of
                 Registered Management Investment Companies

                                    811-6061

                      (Investment Company Act File Number)

                              Federated Index Trust
       ---------------------------------------------------------------

             (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 10/31/05

            Date of Reporting Period: Fiscal year ended 10/31/05

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated Max-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2005

Institutional Shares
Institutional Service Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005	2004		2003		2002	2001
Net Asset Value, Beginning of Period	$22.93	$21.29		$17.97		$21.51	$29.08
Income From Investment Operations:
Net investment income	0.43	0.32		0.28		0.26	0.27
Net realized and unrealized gain (loss) on investments and futures contracts	1.53	1.63		3.31		(3.55)	(7.56)
TOTAL FROM INVESTMENT OPERATIONS	1.96	1.95		3.59		(3.29)	(7.29)
Less Distributions:
Distributions from net investment income	(0.42)	(0.31)		(0.27)		(0.25)	(0.28)
Net Asset Value, End of Period	$24.47	$22.93		$21.29		$17.97	$21.51
Total Return [1]	8.58%	9.21	% [2]	20.18	% [3]	(15.41)%	(25.15)%

Ratios to Average Net Assets:
Net expenses	0.35%	0.35%		0.35%		0.34%	0.34%
Net investment income	1.76%	1.35%		1.44%		1.22%	1.03%
Expense waiver/reimbursement [4]	0.28%	0.28%		0.29%		0.29%	0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$628,948	$705,040		$962,928		$906,710	$1,228,402
Portfolio turnover	30%	19%		24%		18%	7%

1 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

2 During the year, the Fund was reimbursed by the Manager, which had an impact of less than 0.01% on the total return. See Notes to Financial Statements (Note 5).

3 During the year, the Fund was reimbursed by the Sub-Manager for certain losses on investments, which had an impact of less than 0.01% on total return.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005	2004		2003		2002	2001
Net Asset Value, Beginning of Period	$22.88	$21.24		$17.93		$21.46	$29.01
Income From Investment Operations:
Net investment income	0.35	0.23		0.21		0.19	0.18
Net realized and unrealized gain (loss) on investments and futures contracts	1.54	1.65		3.32		(3.53)	(7.52)
TOTAL FROM INVESTMENT OPERATIONS	1.89	1.88		3.53		(3.34)	(7.34)
Less Distributions:
Distributions from net investment income	(0.35)	(0.24)		(0.22)		(0.19)	(0.21)
Net Asset Value, End of Period	$24.42	$22.88		$21.24		$17.93	$21.46
Total Return [1]	8.27%	8.89	% [2]	19.84	% [3]	(15.67)%	(25.39)%

Ratios to Average Net Assets:
Net expenses	0.65%	0.65%		0.65%		0.64%	0.64%
Net investment income	1.45%	1.05%		1.14%		0.92%	0.73%
Expense waiver/reimbursement [4]	0.29%	0.28%		0.29%		0.29%	0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$526,555	$556,243		$605,437		$425,421	$578,776
Portfolio turnover	30%	19%		24%		18%	7%

1 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

2 During the year, the Fund was reimbursed by the Manager, which had an impact of less than 0.01% on the total return. See Notes to Financial Statements (Note 5).

3 During the year, the Fund was reimbursed by the Sub-Manager for certain losses on investments, which had an impact of less than 0.01% on total return.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005	2004		2003		2002	2001
Net Asset Value, Beginning of Period	$22.81	$21.18		$17.88		$21.40	$28.91
Income From Investment Operations:
Net investment income	0.17	0.07		0.08		0.04	0.01
Net realized and unrealized gain (loss) on investments and futures contracts	1.55	1.64		3.31		(3.52)	(7.50)
TOTAL FROM INVESTMENT OPERATIONS	1.72	1.71		3.39		(3.48)	(7.49)
Less Distributions:
Distributions from net investment income	(0.18)	(0.08)		(0.09)		(0.04)	(0.02)
Net Asset Value, End of Period	$24.35	$22.81		$21.18		$17.88	$21.40
Total Return [1]	7.55%	8.07	% [2]	19.01	% [3]	(16.28)%	(25.92)%

Ratios to Average Net Assets:
Net expenses	1.32%	1.41%		1.37%		1.34%	1.34%
Net investment income	0.80%	0.29%		0.42%		0.22%	0.03%
Expense waiver/reimbursement [4]	0.02%	0.01%		0.04%		0.04%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$86,361	$102,614		$104,086		$88,070	$111,863
Portfolio turnover	30%	19%		24%		18%	7%

1 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

2 During the year, the Fund was reimbursed by the Manager, which had an impact of less than 0.01% on the total return. See Notes to Financial Statements (Note 5).

3 During the year, the Fund was reimbursed by the Sub-Manager for certain losses on investments, which had an impact of less than 0.01% on total return.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005	2004		2003	[1]
Net Asset Value, Beginning of Period	$22.90	$21.27		$17.81
Income From Investment Operations:
Net investment income	0.24	0.14		0.10
Net realized and unrealized gain on investments and futures contracts	1.53	1.65		3.45
TOTAL FROM INVESTMENT OPERATIONS	1.77	1.79		3.55
Less Distributions:
Distributions from net investment income	(0.24)	(0.16)		(0.09)
Net Asset Value, End of Period	$24.43	$22.90		$21.27
Total Return [2]	7.75%	8.42	% [3]	19.99	% [4]

Ratios to Average Net Assets:
Net expenses	1.10%	1.10%		1.09	% [5]
Net investment income	0.96%	0.60%		0.70	% [5]
Expense waiver/reimbursement [6]	0.02%	0.01%		0.04	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$39,617	$31,940		$16,228
Portfolio turnover	30%	19%		24	% [7]

1 Reflects operations for the period from April 8, 2003 (start of performance) to October 31, 2003.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the year, the Fund was reimbursed by the Manager, which had an impact of 0.05% on the total return. See Notes to Financial Statements (Note 5).

4 During the year, the Fund was reimbursed by the Sub-Manager for certain losses on investments, which had an impact of less than 0.01% on total return.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2003.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2005	Ending Account Value 10/31/2005	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,052.00	$1.81
Institutional Service Shares	$1,000	$1,050.50	$3.36
Class C Shares	$1,000	$1,047.10	$6.40
Class K Shares	$1,000	$1,047.70	$5.68
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,023.44	$1.79
Institutional Service Shares	$1,000	$1,021.93	$3.31
Class C Shares	$1,000	$1,018.95	$6.31
Class K Shares	$1,000	$1,019.66	$5.60

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Institutional Shares	0.35%
Institutional Service Shares	0.65%
Class C Shares	1.24%
Class K Shares	1.10%

Management's Discussion of Fund Performance

The Federated Max-Cap Index Fund's Institutional Shares, Institutional Service Shares, Class C Shares, and Class K Shares produced total returns of 8.58%, 8.27%, 7.55%, and 7.75%, respectively, based on net asset value for the reporting period ended October 31, 2005. The Fund's benchmark, the S&P 500 Index 1 (S&P 500), closed at 1,207.01 with a total return of 8.72% for the reporting period.

The end of 2004 brought a significant rise in the S&P 500, followed by a narrow trading range for most of 2005. For the two months ended December 31, 2004, the S&P 500 had a total return of 7.59%, followed by a total return of 1.05% from January 1, 2005 through October 31, 2005.

Value outperformed growth during the reporting period, with the S&P 500/Barra Value Index 2 returning 10.17%, while the S&P 500/Barra Growth Index 3 posted a return of 7.25%.

Turning to sector performance, eight of ten sectors 4 posted a positive return for the reporting period. The top performer for the reporting period was Energy returning 33.72%, followed by Utilities and Consumer Staples returning 23.86% and 10.18%, respectively. The worst performer during the reporting period was Consumer Discretionary returning (1.07)%, followed by Telecommunications and Materials returning (0.46)% and 3.22%, respectively.

1 The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and investments cannot be made in an index. Standard & Poor's®", "S&P®", S&P 500®", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's Ratings Services and have been licensed for use by Federated Securities Corp. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

2 The S&P 500/Barra Value Index is a market capitalization-weighted index of the stocks in the S&P 500 having the lowest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

3 The S&P 500/Barra Growth Index is a market capitalization-weighted index of stocks in the S&P 500 having the highest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

4 Sector classifications are based upon the classifications of the Standard & Poor's Global Industry Classification Standard (SPGIC).

The enhanced index component of the Fund contributed positively to the Fund's performance during the reporting period. Contributions to performance were balanced between quantitative strategies involving the overweight and underweight of stocks relative to the S&P 500 and stock substitution strategies involving the purchasing of substitutes for benchmark stocks such as shares listed on another exchange or acquisition targets of benchmark companies. Additionally, the Fund's successful management of certain index changes contributed positively to the Fund's performance.

The Fund utilized S&P 500 futures to provide equity exposure on the Fund's cash balances. While over the long term, S&P 500 futures should mirror the performance of the S&P 500, pricing disparity can occur in the short term and the Fund can benefit or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the trading of futures contracts had a negligible impact on the Fund.

Lastly, the total return of the Fund's shares reflects the impact of actual cash flows, transaction costs and other expenses.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Max-Cap Index Fund (Institutional Shares) (the "Fund") from October 31, 1995 to October 31, 2005, compared to the S&P 500. 2

Average Annual Total Returns for the Period Ended 10/31/2005
1 Year	8.58%
5 Years	(2.03)%
10 Years	8.93%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SERVICE SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Max-Cap Index Fund (Institutional Service Shares) (the "Fund") from October 31, 1995 to October 31, 2005, compared to the S&P 500. 2

Average Annual Total Returns for the Period Ended 10/31/2005
1 Year	8.27%
5 Years	(2.32)%
10 Years	8.61%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Max-Cap Index Fund (Class C Shares) (the "Fund") from November 10, 1997 (start of performance) to October 31, 2005, compared to the S&P 500. 2

Average Annual Total Returns for the Period Ended 10/31/2005 [3]
1 Year	5.48%
5 Years	(3.21)%
Start of Performance (11/10/1997)	3.48%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00%, and the maximum contingent deferred sales charge of 1.00%, if applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investments minus $100 sales charge = 9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Class K Shares of Federated Max-Cap Index Fund (the "Fund") commenced operation on April 8, 2003. The Fund offers three other classes of shares, Institutional Shares, Institutional Service Shares and Class C Shares. For the period prior to commencement of operations of the Class K Shares, the performance information shown is for the Fund's Institutional Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in the Fund's Class K Shares from October 31, 1995 to October 31, 2005, compared to the S&P 500. 2

Average Annual Total Returns for the Period Ended 10/31/2005
1 Year	7.75%
5 Years	(2.77)%
10 Years	8.12%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2005, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	20.5%
Information Technology	14.8%
Healthcare	12.9%
Industrials	10.7%
Consumer Discretionary	10.7%
Consumer Staples	9.7%
Energy	9.2%
Utilities	3.3%
Materials	2.9%
Telecommunication Services	2.9%
Other Securities [2]	0.5%
Securities Lending Collateral [3]	3.0%
Cash Equivalents [4]	2.1%
Other Assets and Liabilities--Net [5]	(3.2)%
TOTAL [6]	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities includes U.S. Treasury.

3 Cash collateral received from lending portfolio securities which is invested in short term investments such as repurchase agreements or money market funds.

4 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

5 See Statement of Assets and Liabilities.

6 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. Taking into consideration these open index futures contracts, the Fund's total exposure to the S&P 500 is effectively 100.7%.

Portfolio of Investments

October 31, 2005

Shares			Value
		COMMON STOCKS--97.6% [1]
		Consumer Discretionary--10.7%
16,000	[2]	Action Performance Cos., Inc.	$196,160
14,600	[3]	Apollo Group, Inc., Class A	920,092
25,790	[3]	AutoNation, Inc.	512,705
5,930	[3]	AutoZone, Inc.	479,737
31,714	[3]	Bed Bath & Beyond, Inc.	1,285,051
47,460		Best Buy Co., Inc.	2,100,580
33,921	[3]	Big Lots, Inc.	392,466
9,031		Black & Decker Corp.	741,716
35,986		Block (H&R), Inc.	894,612
9,099		Brunswick Corp.	346,945
51,207		Carnival Corp.	2,543,452
19,386	[2]	Centex Corp.	1,247,489
36,169		Circuit City Stores, Inc.	643,447
52,857		Clear Channel Communications, Inc.	1,607,910
40,200	[3]	Coach, Inc.	1,293,636
233,219	[3]	Comcast Corp., Class A	6,490,485
17,700	[3]	Comcast Corp., Class A	485,157
6,502		Cooper Tire & Rubber Co.	88,817
31,200		D. R. Horton, Inc.	957,528
13,028	[2]	Dana Corp.	97,840
15,882		Darden Restaurants, Inc.	514,894
21,616	[2]	Dillards, Inc., Class A	447,667
40,328		Dollar General Corp.	783,976
6,907	[2]	Dow Jones & Co.	234,216
33,505	[2]	Eastman Kodak Co.	733,760
29,160		Family Dollar Stores, Inc.	645,602
31,321		Federated Department Stores, Inc.	1,922,170
217,809	[2]	Ford Motor Co.	1,812,171
16,949		Fortune Brands, Inc.	1,287,616
27,980		Gannett Co., Inc.	1,753,227
84,160		Gap (The), Inc.	1,454,285
54,125	[2]	General Motors Corp.	1,483,025
20,967		Genuine Parts Co.	930,306
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
17,508	[2,3]	Goodyear Tire & Rubber Co.	$273,825
31,920		Harley Davidson, Inc.	1,580,998
19,744		Harrah's Entertainment, Inc.	1,194,117
17,014		Hasbro, Inc.	320,544
38,662		Hilton Hotels Corp.	751,976
242,589		Home Depot, Inc.	9,955,853
37,836		International Game Technology	1,002,276
35,619	[3]	Interpublic Group Cos., Inc.	367,944
21,606		Johnson Controls, Inc.	1,470,288
11,935		Jones Apparel Group, Inc.	325,587
13,692	[2]	KB HOME	894,772
10,197		Knight-Ridder, Inc.	544,316
37,408	[3]	Kohl's Corp.	1,800,447
19,751		Leggett and Platt, Inc.	395,810
18,322		Lennar Corp., Class A	1,018,337
41,671		Limited, Inc.	833,837
10,078		Liz Claiborne, Inc.	354,746
87,807		Lowe's Cos., Inc.	5,336,031
20,223		Marriott International, Inc., Class A	1,205,695
35,261		Mattel, Inc.	520,100
7,078	[2]	Maytag Corp.	121,883
141,500		McDonald's Corp.	4,471,400
43,114		McGraw-Hill Cos., Inc.	2,109,999
5,459		Meredith Corp.	272,404
14,305	[2]	New York Times Co., Class A	389,668
44,410	[2]	Newell Rubbermaid, Inc.	1,020,986
281,964		News Corp., Inc.	4,017,987
23,135		Nike, Inc., Class B	1,944,497
21,960	[2]	Nordstrom, Inc.	760,914
34,853	[3]	Office Depot, Inc.	959,503
7,706		Officemax, Inc.	215,922
21,326		Omnicom Group, Inc.	1,769,205
24,290		Penney (J.C.) Co., Inc.	1,243,648
25,884		Pulte Corp.	978,156
14,685	[2]	Radioshack Corp.	324,539
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
13,098		Reebok International Ltd.	$747,241
9,837	[3]	Sears Holdings Corp.	1,182,899
12,923		Sherwin-Williams Co.	549,874
4,561	[2,3]	Shopko Stores, Inc.	130,764
5,303		Snap-On Tools Corp.	191,014
9,113		Stanley Works	436,786
82,290		Staples, Inc.	1,870,452
102,968	[3]	Starbucks Corp.	2,911,935
25,233		Starwood Hotels & Resorts Worldwide, Inc.	1,474,364
9,900	[3]	TBC Corp.	342,441
70,142		TJX Cos., Inc.	1,510,157
100,013		Target Corp.	5,569,724
15,496	[2]	Tiffany & Co.	610,542
531,677		Time Warner, Inc.	9,479,801
35,247		Tribune Co.	1,110,633
25,368	[3]	Univision Communications, Inc., Class A	663,120
12,230		V.F. Corp.	639,018
182,942		Viacom, Inc., Class B	5,665,714
13,614	[3]	Visteon Corp.	113,405
231,517		Walt Disney Co.	5,642,069
1		Washington Post Co., Class B	745
11,019		Wendy's International, Inc.	514,808
6,442		Whirlpool Corp.	505,697
31,940		Yum! Brands, Inc.	1,624,788
127,265	[3]	eBay, Inc.	5,039,694
		TOTAL	136,604,635
		Consumer Staples--9.7%
9,316		Alberto-Culver Co., Class B	404,407
37,575	[2]	Albertsons, Inc.	943,508
242,062		Altria Group, Inc.	18,166,753
87,824		Anheuser-Busch Cos., Inc.	3,623,618
73,774		Archer-Daniels-Midland Co.	1,797,872
41,736		Avon Products, Inc.	1,126,455
11,860		Brown-Forman Corp., Class B	751,212
71,788		CVS Corp.	1,752,345
27,090		Campbell Soup Co.	788,319
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--continued
15,773		Clorox Co.	$853,635
244,982		Coca-Cola Co.	10,480,330
40,637		Coca-Cola Enterprises, Inc.	768,039
56,340		Colgate-Palmolive Co.	2,983,766
58,804		ConAgra, Inc.	1,368,369
24,200	[2,3]	Constellation Brands, Inc., Class A	569,668
52,604		Costco Wholesale Corp.	2,543,929
42,755		General Mills, Inc.	2,063,356
35,802		Heinz (H.J.) Co.	1,270,971
18,022		Hershey Foods Corp.	1,024,190
30,607		Kellogg Co.	1,351,911
55,186		Kimberly-Clark Corp.	3,136,772
85,521	[3]	Kroger Co.	1,701,868
17,343		Loews Corp.	1,612,552
12,500		McCormick & Co., Inc.	378,625
7,752		Molson Coors Brewing Co., Class B	478,298
184,445		PepsiCo, Inc.	10,897,011
395,012		Procter & Gamble Co.	22,116,722
9,200	[2]	Reynolds American, Inc.	782,000
18,290		SUPERVALU, Inc.	574,855
61,323		Safeway Inc.	1,426,373
90,987		Sara Lee Corp.	1,624,118
66,972		Sysco Corp.	2,137,077
32,224		The Pepsi Bottling Group, Inc.	916,128
29,600		Tyson Foods, Inc., Class A	526,880
15,177		UST, Inc.	628,176
285,730		Wal-Mart Stores, Inc.	13,517,886
112,596		Walgreen Co.	5,115,236
22,146		Wrigley (Wm.), Jr. Co.	1,539,147
		TOTAL	123,742,377
		Energy--9.2%
12,687		Amerada-Hess Corp.	1,587,144
27,410		Anadarko Petroleum Corp.	2,486,361
34,872		Apache Corp.	2,225,880
34,300		BJ Services Co.	1,191,925
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
39,481		Baker Hughes, Inc.	$2,169,876
42,320		Burlington Resources, Inc.	3,056,350
255,661		Chevron Corp.	14,590,573
164,892		ConocoPhillips	10,780,639
52,836		Devon Energy Corp.	3,190,238
21,806		EOG Resources, Inc.	1,478,011
56,539	[2]	El Paso Corp.	670,553
725,771		Exxon Mobil Corp.	40,744,784
48,648		Halliburton Co.	2,875,097
18,142		Kerr-McGee Corp.	1,542,796
11,313		Kinder Morgan, Inc.	1,028,352
41,896		Marathon Oil Corp.	2,520,463
18,400		Murphy Oil Corp.	862,040
15,490	[3]	Nabors Industries Ltd.	1,063,079
17,614	[3]	National-Oilwell, Inc.	1,100,347
13,178		Noble Corp.	848,399
44,451		Occidental Petroleum Corp.	3,506,295
8,552	[2]	Rowan Cos., Inc.	282,130
68,656		Schlumberger Ltd.	6,231,905
6,800	[3]	Spinnaker Exploration Co.	418,744
16,520		Sunoco, Inc.	1,230,740
40,190	[3]	Transocean Sedco Forex, Inc.	2,310,523
33,103		Valero Energy Corp.	3,483,723
17,000	[3]	Weatherford International Ltd.	1,064,200
62,361		Williams Cos., Inc.	1,390,650
39,732		XTO Energy, Inc.	1,726,753
		TOTAL	117,658,570
		Financials--20.5%
27,074		AON Corp.	916,455
32,500		Ace Ltd.	1,693,250
54,682		Aflac, Inc.	2,612,706
79,125		Allstate Corp.	4,177,009
10,473		Ambac Financial Group, Inc.	742,431
137,795		American Express Co.	6,858,057
302,332		American International Group, Inc.	19,591,114
27,839	[3]	Ameriprise Financial, Inc.	1,036,167
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
43,552		Amsouth Bancorporation	$1,098,817
11,600		Apartment Investment & Management Co., Class A	445,440
23,100		Archstone-Smith Trust	937,167
63,285	[2]	BB&T Corp.	2,679,487
450,451		Bank of America Corp.	19,702,727
87,239		Bank of New York Co., Inc.	2,729,708
11,934	[2]	Bear Stearns Cos., Inc.	1,262,617
22,700		CIT Group, Inc.	1,038,071
7,000		Capital Automotive	270,340
30,699		Capital One Financial Corp.	2,343,869
20,595		Chubb Corp.	1,914,717
21,273		Cincinnati Financial Corp.	905,166
589,719		Citigroup, Inc.	26,997,336
26,423		Comerica, Inc.	1,526,721
19,200		Commercial Federal Corp.	656,640
13,172		Compass Bancshares, Inc.	642,267
66,742		Countrywide Financial Corp.	2,120,393
53,500	[3]	E*Trade Group, Inc.	992,425
9,600	[3]	E-LOAN, Inc.	40,800
45,467		Equity Office Properties Trust	1,400,384
29,300		Equity Residential Properties Trust	1,150,025
82,869		Federal Home Loan Mortgage Corp.	5,084,013
116,116		Federal National Mortgage Association	5,517,832
12,900		Federated Investors, Inc.	451,629
1,700	[3]	Fidelity National Title Group, Inc., Class A	36,975
63,807		Fifth Third Bancorp	2,563,127
10,800	[2]	First Horizon National Corp.	417,744
17,380		Franklin Resources, Inc.	1,535,871
4,300		Genworth Financial, Inc., Class A	136,267
30,718		Golden West Financial Corp.	1,804,068
48,300		Goldman Sachs Group, Inc.	6,103,671
34,270		Hartford Financial Services Group, Inc.	2,733,033
13,689		Hibernia Corp., Class A	406,153
26,491		Huntington Bancshares, Inc.	616,181
3,700		Independence Community Bank	146,335
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
57,600	[3]	Instinet Group, Inc.	$284,544
415,668		J.P. Morgan Chase & Co.	15,221,762
26,192		Janus Capital Group, Inc.	459,670
18,059		Jefferson-Pilot Corp.	991,078
46,979	[2]	KeyCorp	1,514,603
30,603		Lehman Brothers Holdings, Inc.	3,662,261
21,208		Lincoln National Corp.	1,073,337
10,100		M & T Bank Corp.	1,086,558
17,731		MBIA Insurance Corp.	1,032,653
154,936		MBNA Corp.	3,961,714
17,164		MGIC Investment Corp.	1,016,795
2		Manulife Financial Corp.	104
59,910		Marsh & McLennan Cos., Inc.	1,746,377
25,100		Marshall & Ilsley Corp.	1,078,296
46,817		Mellon Financial Corp.	1,483,631
105,725		Merrill Lynch & Co., Inc.	6,844,637
92,341		MetLife, Inc.	4,562,569
6,600	[3]	Metris Cos., Inc.	96,954
25,134		Moody's Corp.	1,338,637
126,056		Morgan Stanley	6,858,707
69,366		National City Corp.	2,235,666
47,484		North Fork Bancorp, Inc.	1,203,245
21,869		Northern Trust Corp.	1,172,178
32,427		PNC Financial Services Group	1,968,643
18,300		Plum Creek Timber Co., Inc.	711,870
32,800	[2]	Principal Financial Group	1,627,864
17,130		Progressive Corp., OH	1,983,825
29,700		Prologis	1,277,100
57,200		Prudential Financial, Inc.	4,163,588
11,500		Public Storage, Inc.	761,300
54,329		Regions Financial Corp.	1,768,409
120		S&P Depositary Receipts Trust, ADR	14,416
12,522		SAFECO Corp.	697,475
40,140		SLM Corp.	2,228,974
123,786		Schwab (Charles) Corp.	1,881,547
21,200		Simon Property Group, Inc.	1,518,344
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
37,100		Sovereign Bancorp, Inc.	$800,247
36,762		State Street Corp.	2,030,365
40,591		SunTrust Banks, Inc.	2,942,036
30,255		Synovus Financial Corp.	831,105
12,854		T. Rowe Price Group, Inc.	842,194
79,649		The St. Paul Travelers Cos., Inc.	3,586,594
12,237		Torchmark Corp.	646,481
210,363		U.S. Bancorp	6,222,538
9,900		UICI	357,588
24,953	[2]	UNUMProvident Corp.	506,296
1,240	[2]	Unizan Financial Corp.	32,538
15,500		Vornado Realty Trust	1,255,500
172,346	[2]	Wachovia Corp.	8,706,920
111,114	[2]	Washington Mutual Bank	4,400,109
193,249		Wells Fargo & Co.	11,633,590
6,399		Westcorp, Inc.	403,201
16,236		XL Capital Ltd., Class A	1,040,078
8,967		Zions Bancorp	658,805
		TOTAL	262,460,721
		Healthcare--12.9%
177,241		Abbott Laboratories	7,630,225
2,100	[3]	Advanced Neuromodulation Systems, Inc.	128,079
36,052		Aetna, Inc.	3,192,765
14,419		Allergan, Inc.	1,287,617
13,192		AmerisourceBergen Corp.	1,006,154
140,057	[3]	Amgen, Inc.	10,610,718
33,648		Applera Corp.	816,637
9,204		Bard (C.R.), Inc.	574,146
5,432		Bausch & Lomb, Inc.	403,000
66,624		Baxter International, Inc.	2,547,036
26,428		Becton, Dickinson & Co.	1,341,221
14,000	[2,3]	Beverly Enterprises, Inc.	164,360
46,234	[3]	Biogen Idec, Inc.	1,878,487
28,704		Biomet, Inc.	999,760
73,076	[2,3]	Boston Scientific Corp.	1,835,669
Shares			Value
		COMMON STOCKS--continued [1]
		Healthcare--continued
220,825		Bristol-Myers Squibb Co.	$4,674,865
17,970		CIGNA Corp.	2,082,184
53,508		Cardinal Health, Inc.	3,344,785
39,751	[3]	Caremark Rx, Inc.	2,082,952
14,794	[2,3]	Chiron Corp.	653,007
17,700	[3]	Coventry Health Care, Inc.	955,623
114,666		Eli Lilly & Co.	5,709,220
15,500	[3]	Express Scripts, Inc., Class A	1,168,855
15,300	[3]	Fisher Scientific International, Inc.	864,450
38,576	[3]	Forest Laboratories, Inc., Class A	1,462,416
26,300	[3]	Genzyme Corp.	1,901,490
49,614	[3]	Gilead Sciences, Inc.	2,344,262
42,386		Guidant Corp.	2,670,318
48,448		HCA, Inc.	2,334,709
26,500		Health Management Association, Class A	567,365
13,844	[3]	Hospira, Inc.	551,683
17,931	[3]	Humana, Inc.	795,957
10,300	[2,3]	IDX Systems Corp.	446,917
26,673		IMS Health, Inc.	619,614
334,940		Johnson & Johnson	20,973,943
42,384	[3]	King Pharmaceuticals, Inc.	653,985
10,800	[2,3]	Labone, Inc.	473,796
14,100	[3]	Laboratory Corp. of America Holdings	680,325
9,643		Manor Care, Inc.	359,202
39,966		McKesson HBOC, Inc.	1,815,655
26,589	[3]	Medco Health Solutions, Inc.	1,502,279
24,437	[3]	Medimmune, Inc.	854,806
144,783		Medtronic, Inc.	8,203,405
260,620		Merck & Co., Inc.	7,354,696
4,477	[3]	Millipore Corp.	274,082
29,550		Mylan Laboratories, Inc.	567,656
4,078	[3]	PacifiCare Health Systems, Inc.	335,864
14,900	[3]	Patterson Cos., Inc.	616,562
13,707		PerkinElmer, Inc.	302,513
842,220		Pfizer, Inc.	18,309,863
19,992		Quest Diagnostic, Inc.	933,826
Shares			Value
		COMMON STOCKS--continued [1]
		Healthcare--continued
22,604	[3]	Renal Care Group, Inc.	$1,058,997
138,732	[2]	Schering Plough Corp.	2,821,809
38,808	[3]	St. Jude Medical, Inc.	1,865,501
38,802		Stryker Corp.	1,593,598
42,305	[3]	Tenet Healthcare Corp.	356,208
20,853	[3]	Thermo Electron Corp.	629,552
140,740		UnitedHealth Group, Inc.	8,147,439
13,100	[3]	Waters Corp.	474,220
10,783	[2,3]	Watson Pharmaceuticals, Inc.	372,660
2,800	[3]	WellChoice, Inc.	211,820
67,835	[3]	Wellpoint, Inc.	5,065,918
161,454		Wyeth	7,194,390
26,594	[3]	Zimmer Holdings, Inc.	1,695,899
		TOTAL	165,347,015
		Industrials--10.7%
77,052		3M Co.	5,854,411
23,943	[2,3]	Allied Waste Industries, Inc.	194,896
19,759		American Power Conversion Corp.	422,645
20,700		American Standard Cos.	787,428
11,542		Avery Dennison Corp.	653,854
93,805		Boeing Co.	6,063,555
40,638	[2]	Burlington Northern Santa Fe Corp.	2,521,994
23,632		CSX Corp.	1,082,582
76,076		Caterpillar, Inc.	4,000,837
131,463		Cendant Corp.	2,290,085
16,137	[2]	Cintas Corp.	654,678
9,657		Cooper Industries Ltd., Class A	684,585
4,417	[2]	Cummins, Inc.	377,079
28,940	[2]	Danaher Corp.	1,507,774
29,686		Deere & Co.	1,801,346
16,823		Donnelley (R.R.) & Sons Co.	589,141
22,002		Dover Corp.	857,638
22,454		Eaton Corp.	1,320,969
46,752		Emerson Electric Co.	3,251,602
14,516		Equifax, Inc.	500,367
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
33,168		FedEx Corp.	$3,049,134
6,756		Fluor Corp.	429,682
22,658		General Dynamics Corp.	2,635,125
1,210,236		General Electric Co.	41,039,103
12,690	[2]	Goodrich (B.F.) Co.	457,728
15,247		Grainger (W.W.), Inc.	1,021,244
95,618		Honeywell International, Inc.	3,270,136
9,796		ITT Industries, Inc.	995,274
24,309		Illinois Tool Works, Inc.	2,060,431
30,684		Ingersoll-Rand Co., Class A	1,159,548
12,075		L-3 Communications Holdings, Inc.	939,677
43,288		Lockheed Martin Corp.	2,621,521
9,260		Manpower, Inc.	419,293
41,436		Masco Corp.	1,180,926
9,868	[3]	Monster Worldwide, Inc.	323,769
15,063	[3]	Navistar International Corp.	414,534
49,953		Norfolk Southern Corp.	2,008,111
47,000		Northrop Grumman Corp.	2,521,550
17,696		PACCAR, Inc.	1,239,074
11,289	[2]	Pall Corp.	295,320
12,597		Parker-Hannifin Corp.	789,580
25,503		Pitney Bowes, Inc.	1,073,166
60,755		Raytheon Co.	2,244,897
17,194		Robert Half International, Inc.	634,115
15,743		Rockwell Automation, Inc.	836,740
16,343		Rockwell Collins	748,836
5,586	[2]	Ryder Systems, Inc.	221,597
81,946		Southwest Airlines Co.	1,311,955
14,330		Textron Inc.	1,032,333
223,792		Tyco International Ltd.	5,905,871
34,795		Union Pacific Corp.	2,407,118
125,540		United Parcel Service, Inc.	9,156,888
117,922		United Technologies Corp.	6,047,040
52,224		Waste Management, Inc.	1,541,130
1,500		York International Corp.	84,165
		TOTAL	137,534,077
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--14.8%
11,003	[2,3]	ADC Telecommunications, Inc.	$192,002
44,661		Adobe Systems, Inc.	1,440,317
35,934	[3]	Advanced Micro Devices, Inc.	834,387
20,200	[2,3]	Affiliated Computer Services, Inc., Class A	1,093,022
53,159	[3]	Agilent Technologies, Inc.	1,701,619
38,739	[3]	Altera Corp.	645,004
32,024		Analog Devices, Inc.	1,113,795
13,903	[3]	Andrew Corp.	147,650
100,098	[3]	Apple Computer, Inc.	5,764,644
209,910		Applied Materials, Inc.	3,438,326
34,533	[3]	Applied Micro Circuits Corp.	84,261
25,620	[3]	Autodesk, Inc.	1,156,231
64,205		Automatic Data Processing, Inc.	2,995,805
36,039	[3]	Avaya, Inc.	415,169
38,524	[3]	BMC Software, Inc.	754,685
27,311	[3]	Broadcom Corp.	1,159,625
57,349	[3]	CIENA Corp.	135,917
729,728	[3]	Cisco Systems, Inc.	12,733,754
29,430	[3]	Citrix Systems, Inc.	811,385
57,068		Computer Associates International, Inc.	1,596,192
18,741	[3]	Computer Sciences Corp.	960,476
46,070	[2,3]	Compuware Corp.	372,706
20,625	[3]	Comverse Technology, Inc.	517,688
17,325	[3]	Convergys Corp.	281,531
176,900	[3]	Corning, Inc.	3,553,921
274,699	[3]	Dell, Inc.	8,757,404
266,528	[3]	EMC Corp. Mass	3,720,731
26,900	[3]	Electronic Arts, Inc.	1,530,072
68,880		Electronic Data Systems Corp.	1,605,593
91,948		First Data Corp., Class	3,719,297
18,467	[3]	Fiserv, Inc.	806,639
41,824	[3]	Freescale Semiconductor, Inc., Class B	998,757
31,678	[2,3]	Gateway, Inc.	90,282
327,550		Hewlett-Packard Co.	9,184,502
186,443		IBM Corp.	15,265,953
700,480		Intel Corp.	16,461,280
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
19,965	[3]	Intuit, Inc.	$916,992
134,942	[2,3]	JDS Uniphase Corp.	283,378
21,285	[3]	Jabil Circuit, Inc.	635,357
19,725		KLA-Tencor Corp.	913,070
36,714	[2,3]	LSI Logic Corp.	297,751
11,618	[3]	Lexmark International Group, Class A	482,379
32,514		Linear Technology Corp.	1,079,790
406,288	[2,3]	Lucent Technologies, Inc.	1,157,921
7,644	[3]	Macromedia, Inc.	335,724
32,341		Maxim Integrated Products, Inc.	1,121,586
9,532	[3]	Mercury Interactive Corp.	331,618
85,998	[2,3]	Micron Technology, Inc.	1,117,114
1,070,018		Microsoft Corp.	27,499,463
18,681		Molex, Inc.	472,816
294,321		Motorola, Inc.	6,522,153
15,874	[3]	NCR Corp.	479,712
21,000	[3]	NVIDIA Corp.	704,550
40,814	[2]	National Semiconductor Corp.	923,621
53,461	[3]	Network Appliance, Inc.	1,462,693
48,023	[2,3]	Novell, Inc.	365,935
27,521	[3]	Novellus Systems, Inc.	601,609
392,013	[3]	Oracle Corp.	4,970,725
50,295	[3]	PMC-Sierra, Inc.	357,095
5,800	[2,3]	PalmSource, Inc.	105,734
22,483	[3]	Parametric Technology Corp.	146,364
39,757		Paychex, Inc.	1,540,981
9,266	[3]	Qlogic Corp.	279,463
186,278		Qualcomm, Inc.	7,406,413
13,400		SS&C Technologies, Inc.	480,256
12,886		Sabre Group Holdings, Inc.	251,664
69,401	[3]	Sanmina-SCI Corp.	253,314
15,780		Scientific-Atlanta, Inc.	559,243
68,182		Siebel Systems, Inc.	705,684
102,905	[3]	Solectron Corp.	363,255
370,486	[3]	Sun Microsystems, Inc.	1,481,944
132,080	[3]	Symantec Corp.	3,150,108
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
22,442		Symbol Technologies, Inc.	$186,269
8,556		Tektronix, Inc.	196,617
49,387	[3]	Tellabs, Inc.	472,140
16,101	[2,3]	Teradyne, Inc.	218,008
187,191		Texas Instruments, Inc.	5,344,303
40,022	[3]	Unisys Corp.	204,512
107,822	[3]	Xerox Corp.	1,463,145
30,712		Xilinx, Inc.	735,552
143,788	[3]	Yahoo, Inc.	5,315,842
		TOTAL	189,934,485
		Materials--2.9%
24,232		Air Products & Chemicals, Inc.	1,387,039
94,248		Alcoa, Inc.	2,289,284
8,745		Allegheny Technologies, Inc.	251,069
6,920		Ashland, Inc.	370,289
11,544		Ball Corp.	454,487
9,376		Bemis Co., Inc.	247,714
116,537		Dow Chemical Co.	5,344,387
113,706		Du Pont (E.I.) de Nemours & Co.	4,740,403
6,696		Eastman Chemical Co.	353,281
37,106		Ecolab, Inc.	1,227,466
10,763		Engelhard Corp.	292,754
17,611		Freeport-McMoRan Copper & Gold, Inc., Class B	870,336
22,190		Georgia-Pacific Corp.	721,841
9,458	[3]	Hercules, Inc.	105,362
10,142		International Flavors & Fragrances, Inc.	334,585
51,226		International Paper Co.	1,494,775
25,282		Louisiana-Pacific Corp.	630,280
34,028	[2]	MeadWestvaco Corp.	892,214
9,151	[2,3]	Metals USA, Inc.	190,158
23,477		Monsanto Co.	1,479,286
51,913		Newmont Mining Corp.	2,211,494
19,334		Nucor Corp.	1,157,140
17,842		PPG Industries, Inc.	1,069,985
16,308	[3]	Pactiv Corp.	321,268
13,666		Phelps Dodge Corp.	1,646,343
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
34,790		Praxair, Inc.	$1,718,974
15,958		Rohm & Haas Co.	694,652
10,625	[3]	Sealed Air Corp.	534,544
6,680		Sigma-Aldrich Corp.	425,516
10,724	[2]	Temple-Inland, Inc.	394,965
13,410		United States Steel Corp.	489,867
12,106		Vulcan Materials Co.	786,890
25,420		Weyerhaeuser Co.	1,610,103
		TOTAL	36,738,751
		Telecommunication Services--2.9%
117,787		AT&T Corp.	2,329,827
42,746		Alltel Corp.	2,644,268
170,802		BellSouth Corp.	4,444,268
15,430		CenturyTel, Inc.	505,024
46,438	[2]	Citizens Communications Co., Class B	568,401
7,500	[3]	PanAmSat Holding Corp.	179,025
189,772	[3]	Qwest Communications International, Inc.	827,406
359,012		SBC Communications, Inc.	8,562,436
332,588		Sprint Nextel Corp.	7,752,626
314,654		Verizon Communications	9,914,748
		TOTAL	37,728,029
		Utilities--3.3%
75,739	[3]	AES Corp.	1,203,493
16,443	[2,3]	Allegheny Energy, Inc.	464,679
16,757	[2]	Ameren Corp.	881,418
58,504		American Electric Power Co., Inc.	2,220,812
21,392	[2,3]	CMS Energy Corp.	318,955
34,446	[2,3]	Calpine Corp.	81,981
59,114	[2]	CenterPoint Energy, Inc.	782,669
18,647	[2]	Cinergy Corp.	744,015
28,641	[2]	Consolidated Edison Co.	1,303,166
20,324		Constellation Energy Group	1,113,755
27,967		DTE Energy Co.	1,208,174
33,807		Dominion Resources, Inc.	2,572,037
107,932	[2]	Duke Energy Corp.	2,858,039
37,458	[2,3]	Dynegy, Inc.	166,314
Shares or Principal Amount			Value
		COMMON STOCKS--continued [1]
		Utilities--continued
40,258		Edison International	$1,761,690
24,282		Entergy Corp.	1,717,223
75,938		Exelon Corp.	3,951,054
45,882		FPL Group, Inc.	1,975,679
34,984		FirstEnergy Corp.	1,661,740
15,756		KeySpan Corp.	544,685
1,589		NICOR, Inc.	62,289
26,580		NiSource, Inc.	628,617
45,436		P G & E Corp.	1,652,962
53,074		PPL Corp.	1,663,339
3,057	[2]	Peoples Energy Corp.	113,720
8,018		Pinnacle West Capital Corp.	334,832
21,807		Progress Energy, Inc.	950,567
26,569	[2]	Public Service Enterprises Group, Inc.	1,670,924
36,641		Sempra Energy	1,623,196
83,686	[2]	Southern Co.	2,928,173
18,588		TECO Energy, Inc.	321,572
22,958	[2]	TXU Corp.	2,313,019
40,824	[2]	Xcel Energy, Inc.	748,304
		TOTAL	42,543,092
		TOTAL COMMON STOCKS (IDENTIFIED COST $576,583,708)	1,250,291,752
		CORPORATE BONDS--0.0%
		Healthcare--0.0%
$250,000	[4]	Genzyme Corp., Conv. Bond, 1.25%, 12/1/2023	290,115
		Industrials--0.0%
227,000		Tyco International Group, Company Guarantee, 3.125%, 1/15/2023	293,400
		TOTAL CORPORATE BONDS (IDENTIFIED COST $583,870)	583,515
		PREFERRED STOCKS--0.0%
		Energy--0.0%
1,085		Amerada-Hess Corp., Conv. Pfd. $3.50, Annual Dividend	115,617
2,247		Valero Energy Corp., Conv. Pfd. $0.50, Annual Dividend	236,944
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $150,865)	352,561
		U.S. TREASURY--0.5% [5]
5,490,000		United States Treasury Bill, 1/12/2006 (IDENTIFIED COST $5,450,252)	5,450,252
Principal Amount			Value
		REPURCHASE AGREEMENTS--5.1%
$26,574,000		Interest in $3,500,000,000 joint repurchase agreement 4.04%, dated 10/31/2005, under which Bank of America N.A. will repurchase a U.S. Government Agency security with a maturity of 7/1/2035 for $3,500,392,778 on 11/1/2005. The market value of the underlying security at the end of the period was $3,570,000,001.	$26,574,000
15,000,000		Interest in $2,000,000,000 joint repurchase agreement 4.04%, dated 10/31/2005, under which Bear Stearns and Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,000,224,444 on 11/1/2005. The market value of the underlying securities at the end of the period was $2,060,002,229 (held as collateral for securities lending).	15,000,000
24,001,000		Interest in $1,000,000,000 joint repurchase agreement 4.04%, dated 10/31/2005, under which Deutsche Bank Securities, Inc. will repurchase U.S. Government Agency securities with various maturities to 11/1/2035 for $1,000,112,222 on 11/1/2005. The market value of the underlying securities at the end of the period was $1,022,185,524 (held as collateral for securities lending).	24,001,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	65,575,000
		TOTAL INVESTMENTS--103.2% (IDENTIFIED COST $648,343,695) [6]	1,322,253,080
		OTHER ASSETS AND LIABILITIES - NET--(3.2)%	(40,771,842)
		TOTAL NET ASSETS--100%	$1,281,481,238

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. The total market value of open index futures contracts is $39,923,400 at October 31, 2005, which represents 3.1% of total net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the Standard & Poor's 500 Index is 100.7%.

2 Certain or all shares are temporarily on loan to affiliated broker/dealers.

3 Non-income producing security.

4 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At October 31, 2005, these securities amounted to $290,115 which represents 0.0% of total net assets.

5 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

6 The cost of investments for federal tax purposes amounts to $690,382,244.

At October 31, 2005 the Fund had the following outstanding futures contracts:

Contracts	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
S&P 500 Index Futures	132	$39,923,400	December 2005	$873,057

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2005.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2005

Assets:
Total investments in securities, at value including $38,436,416 of securities loaned (identified cost $648,343,695)		$1,322,253,080
Cash		251,239
Income receivable		1,123,354
Receivable for investments sold		409,655
Receivable for shares sold		1,299,570
Receivable for daily variation margin		339,735
TOTAL ASSETS		1,325,676,633
Liabilities:
Payable for investments purchased	$527,120
Payable for shares redeemed	4,064,118
Payable for distribution services fee (Note 5)	94,353
Payable for shareholder services fee (Note 5)	121,054
Payable for collateral due to broker	39,001,000
Accrued expenses	387,750
TOTAL LIABILITIES		44,195,395
Net assets for 52,431,122 shares outstanding		$1,281,481,238
Net Assets Consist of:
Paid-in capital		$621,211,223
Net unrealized appreciation of investments and futures contracts		673,036,328
Accumulated net realized loss on investments and futures contracts		(13,917,868)
Undistributed net investment income		1,151,555
TOTAL NET ASSETS		$1,281,481,238
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value and offering price per share ($628,948,044 ÷ 25,700,905 shares outstanding), no par value, unlimited shares authorized		$24.47
Redemption proceeds per share		$24.47
Institutional Service Shares:
Net asset value and offering price per share ($526,554,834 ÷ 21,562,723 shares outstanding), no par value, unlimited shares authorized		$24.42
Redemption proceeds per share		$24.42
Class C Shares:
Net asset value per share ($86,361,314 ÷ 3,546,170 shares outstanding), no par value, unlimited shares authorized		$24.35
Offering price per share (100/99.00 of $24.35) [1]		$24.60
Redemption proceeds per share (99.00/100 of $24.35) [1]		$24.11
Class K Shares:
Net asset value and offering price per share ($39,617,046 ÷ 1,621,324 shares outstanding), no par value, unlimited shares authorized		$24.43
Redemption proceeds per share		$24.43

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2005

Investment Income:
Dividends (including $11,442 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $556)		$28,131,698
Interest (including $24,920 of income on securities loaned)		807,068
TOTAL INCOME		28,938,766
Expenses:
Management fee (Note 5)	$4,119,634
Custodian fees	124,182
Transfer and dividend disbursing agent fees and expenses--Institutional Shares	348,358
Transfer and dividend disbursing agent fees and expenses--Institutional Service Shares	350,788
Transfer and dividend disbursing agent fees and expenses--Class C Shares	76,654
Transfer and dividend disbursing agent fees and expenses--Class K Shares	102,336
Directors'/Trustees' fees	17,858
Auditing fees	15,516
Legal fees	9,221
Portfolio accounting fees	198,563
Distribution services fee--Institutional Service Shares (Note 5)	1,676,978
Distribution services fee--Class C Shares (Note 5)	722,662
Distribution services fee--Class K Shares (Note 5)	178,336
Shareholder services fee--Institutional Shares (Note 5)	1,705,491
Shareholder services fee--Institutional Service Shares (Note 5)	1,384,767
Shareholder services fee--Class C Shares (Note 5)	167,470
Share registration costs	63,728
Printing and postage	25,220
Insurance premiums	17,521
Miscellaneous	14,842
TOTAL EXPENSES	11,320,125

Statement of Operations - continued

Waivers and Reimbursements (Note 5) :
Waiver of management fee	$(242,490)
Waiver of distribution services fee--Institutional Service Shares	(1,385,816)
Waiver of shareholder services fee--Institutional Shares	(1,705,491)
Reimbursement of shareholder services fee--Institutional Service Shares	(6,406)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Shares	(97,641)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Service Shares	(145,197)
TOTAL WAIVERS AND REIMBURSEMENTS		$(3,583,041)
Net expenses			$7,737,084
Net investment income			21,201,682
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			117,556,786
Net realized gain on futures contracts			3,817,794
Net change in unrealized appreciation of investments and futures contracts			(28,954,394)
Net realized and unrealized gain on investments and futures contracts			92,420,186
Change in net assets resulting from operations			$113,621,868

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$21,201,682	$17,805,371
Net realized gain on investments and futures contracts	121,374,580	60,060,206
Net change in unrealized appreciation/depreciation of investments and futures contracts	(28,954,394)	(19,869,812)
Net increase due to reimbursement from Adviser (Note 5)	--	303,086
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	113,621,868	58,298,851
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(11,962,520)	(11,499,926)
Institutional Service Shares	(8,070,522)	(6,308,572)
Class C Shares	(741,985)	(366,992)
Class K Shares	(351,431)	(170,916)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(21,126,458)	(18,346,406)
Share Transactions:
Proceeds from sale of shares	260,461,318	381,538,443
Net asset value of shares issued to shareholders in payment of distributions declared	15,479,840	13,373,777
Cost of shares redeemed	(482,792,686)	(727,706,734)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(206,851,528)	(332,794,514)
Change in net assets	(114,356,118)	(292,842,069)
Net Assets:
Beginning of period	1,395,837,356	1,688,679,425
End of period (including undistributed net investment income of $1,151,555 and $1,162,559, respectively)	$1,281,481,238	$1,395,837,356

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2005

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Max-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Institutional Shares, Institutional Service Shares, Class C Shares, and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide investment results that generally correspond to the aggregate price and dividend performance of publicly-traded common stocks comprising the Standard & Poor's 500 Composite Stock Price Index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank or broker to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as transfer and dividend disbursing agent, distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends, and capital gains have been provided for in accordance with applicable country's tax rules and rates.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2005, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral [1]
$38,436,416	$39,001,000

1 Does not include mark to market proceeds held as cash of $418,514.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2005, the Fund had realized gains on future contracts of $3,817,794.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2005		2004
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	4,423,741	$107,156,340	7,435,898	$168,030,536
Shares issued to shareholders in payment of distributions declared	281,610	6,824,079	307,932	6,895,565
Shares redeemed	(9,751,365)	(236,464,553)	(22,234,530)	(459,152,396)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(5,046,014)	$(122,484,134)	(14,490,700)	$(284,226,295)

Year Ended October 31	2005		2004
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	4,968,302	$119,988,103	7,733,530	$174,152,856
Shares issued to shareholders in payment of distributions declared	317,621	7,684,549	268,130	6,001,388
Shares redeemed	(8,032,853)	(194,690,054)	(12,198,542)	(241,170,302)
NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	(2,746,930)	$(67,017,402)	(4,196,882)	$(61,016,058)

Year Ended October 31	2005		2004
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	634,001	$15,283,388	833,007	$18,607,614
Shares issued to shareholders in payment of distributions declared	25,662	620,875	13,698	305,909
Shares redeemed	(1,611,535)	(38,844,221)	(1,263,748)	(22,154,174)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(951,872)	$(22,939,958)	(417,043)	$(3,240,651)

Year Ended October 31	2005		2004
Class K Shares	Shares	Amount	Shares	Amount
Shares sold	747,381	$18,033,487	920,279	$20,747,437
Shares issued to shareholders in payment of distributions declared	14,451	350,337	7,614	170,915
Shares redeemed	(535,377)	(12,793,858)	(296,072)	(5,229,862)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	226,455	$5,589,966	631,821	$15,688,490
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(8,518,361)	$(206,851,528)	(18,472,804)	$(332,794,514)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for dividends earned on REIT's and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Loss)
--	$(86,228)	$86,228

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2005 and 2004, was as follows:

	2005	2004
Ordinary income [1]	$21,126,458	$18,346,406

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,151,545
Net unrealized appreciation	$631,870,836
Undistributed long-term capital gains	$27,243,474

At October 31, 2005, the cost of investments for federal tax purposes was $690,382,244. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation from futures contracts was $631,870,836. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $638,717,469 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,846,633.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for discount accretion/premium amortization on debt securities and the deferral of losses on wash sales.

The Fund used capital loss carryforwards of $87,527,279 to offset taxable gains realized during the year ended October 31, 2005.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania, the Fund's manager (the "Manager"), receives for its services an annual management fee equal to 0.30% of the Fund's average daily net assets. The Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2005, the Manager voluntarily waived $242,490 of its fee. In addition, the Manager reimbursed $242,838 of transfer and dividend disbursing agent fees and expenses. Under the terms of a subadvisory contract between the Manager and Fund Asset Management L.P. doing business as Mercury Advisors, an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (the "Subadviser"), the Subadviser receives an annual fee from the Manager equal to 0.0150% times 80% of the Fund's average daily net assets plus 0.150% times 20% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Fund's Manager or an affiliate of the Manager. The Manager has agreed to reimburse certain investment manager fees as a result of these transactions. Income distributions earned from investments in this fund are recorded as income in the accompanying financial statements and totaled $11,442 for the period.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Institutional Service Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Service Shares	0.30%
Class C Shares	0.75%
Class K Shares	0.50%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2005, FSC voluntarily waived $1,385,816. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended October 31, 2005, FSC retained $393,873 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2005, FSC retained $1,468 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares, Institutional Service Shares, and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended October 31, 2005, FSSC voluntarily waived $1,705,491 of its fee. For the year ended October 31, 2005, FSSC retained $201,733 of fees paid by the Fund.

Other

Federated retained an outside law firm to perform an internal review of past mutual fund trading practices and report to a special investigative committee of Federated's Board. In conjunction with this review, the Independent Trustees of the Fund retained a financial expert to assess the impact of these trading practices. In accordance with the findings of the financial expert, the Fund's Manager contributed $303,086 to the Fund during fiscal year 2004, which relates to a contribution to Paid-in-Capital for detrimental impact to the Fund that may have resulted from orders incorrectly accepted by Federated employees after the Fund's closing time.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2005, were as follows:

Purchases	$404,452,219
Sales	$562,470,708

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2005, 100.0% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2005, 100.0% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND SHAREHOLDERS OF FEDERATED MAX-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Max-Cap Index Fund (one of the portfolios constituting Federated Index Trust), (the "Fund"), as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Max-Cap Index Fund, a portfolio of Federated Index Trust at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 12, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: January 1990	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions : Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: February 1990	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John W. Harris Birth Date: June 6, 1954 VICE PRESIDENT Began serving: May 2004	John W. Harris has been the Fund's Portfolio Manager since January 2003. He is Vice President of the Trust. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and an Assistant Vice President of the Fund's Manager in December 1998. In January 2000, Mr. Harris became a Vice President of the Fund's Manager. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract and subadvisory contract. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's and Subadviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization and the Subadviser, as the case may be, in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew an Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser and Subadviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser and the Subadviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's and Subadviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund, the Federated organization, and the Subadviser. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of advisory contracts is informed by reports covering such matters as: the Adviser's and Subadviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates and the Subadviser; compliance and audit reports concerning the Federated funds, the Federated companies that service them and the Subadviser (including communications from regulatory agencies), as well as Federated's and the Subadviser's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds, and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The Board also considers information regarding the results of the Adviser's evaluation and monitoring of the Subadviser's performance and considers the Adviser's recommendation to renew the subadvisory agreement with the Subadviser. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates and the Subadviser was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser and the Subadviser are executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. For the periods ending December 31, 2004, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated and the Subadviser derive from their relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated or the Subadviser may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's or the Subadviser's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Max-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E106
Cusip 31420E403
Cusip 31420E502
Cusip 31420E809

29454 (12/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2005

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$19.84	$18.22	$14.11	$15.26	$20.13
Income From Investment Operations:
Net investment income	0.22	0.13	0.10	0.10	0.11
Net realized and unrealized gain (loss) on investments and futures contracts	3.09	1.75	4.12	(0.90)	(2.51)
TOTAL FROM INVESTMENT OPERATIONS	3.31	1.88	4.22	(0.80)	(2.40)
Less Distributions:
Distributions from net investment income	(0.19)	(0.12)	(0.11)	(0.10)	(0.14)
Distributions from net realized gain on investments and futures contracts	(0.77)	(0.14)	--	(0.25)	(2.33)
TOTAL DISTRIBUTIONS	(0.96)	(0.26)	(0.11)	(0.35)	(2.47)
Net Asset Value, End of Period	$22.19	$19.84	$18.22	$14.11	$15.26
Total Return [1]	17.09%	10.38%	30.04%	(5.47)%	(12.97)%

Ratios to Average Net Assets:
Net expenses	0.49%	0.49%	0.49%	0.50%	0.58%
Net investment income	1.06%	0.69%	0.69%	0.66%	0.72%
Expense waiver/reimbursement [2]	0.20%	0.27%	0.26%	0.23%	0.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$889,064	$708,296	$564,618	$364,656	$304,982
Portfolio turnover	14%	16%	11%	40%	30%

1 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

2 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/2005	Ending Account Value 10/31/2005	Expenses Paid During Period [1]
Actual	$1,000	$1,111.10	$2.61
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,022.74	$2.50

1 Expenses are equal to the Fund's annualized net expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

Federated Mid-Cap Index Fund produced a total return of 17.09%, based on net asset value during the reporting period ended October 31, 2005. The Fund's benchmark, the S&P MidCap 400 Index 1 (S&P 400), closed at 864.57, with a total return of 17.65% during the reporting period.

The end of 2004 brought a significant rise in the S&P 400, followed by positive gains throughout 2005. For the two months ended December 31, 2004, the S&P 400 had a total return of 10.39%, followed by a total return of 6.58% from January 1, 2005 through October 31, 2005.

Value outperformed growth during the reporting period, with the S&P MidCap 400/Barra Value Index 2 returning 18.62%, while the S&P MidCap 400/Barra Growth Index 3 posted a return of 16.59%.

Turning to sector performance, all ten sectors 4 posted a positive return for the reporting period. The top performer for the reporting period was Energy returning 49.75%, followed by Consumer Staples and Healthcare returning 27.88% and 23.59%, respectively. The worst performer during the reporting period was Telecommunications returning 1.43%, followed by Consumer Discretionary and Technology returning 9.08% and 11.26%, respectively.

1 The S&P MidCap 400 Index is a market capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged, and investments cannot be made in an index. "Standard & Poor's®", "S&P®", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index" are trademarks of Standard & Poor's Ratings Services ("S&P") and have been licensed for use by Federated Securities Corp. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

2 The S&P MidCap 400/Barra Value Index is a market capitalization-weighted index of the stocks in the S&P MidCap 400 Index having the lowest price-to-book ratios. The index consists of approximately half of the S&P MidCap 400 Index on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

3 The S&P MidCap 400/Barra Growth Index is a market capitalization-weighted index of the stocks in the S&P MidCap 400 Index having the highest price-to-book ratios. The index consists of approximately half of the S&P MidCap 400 Index on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

4 Sector classifications are based upon the classifications of the Standard & Poor's Global Industry Classification Standard (SPGIC).

The S&P 400 incurred several composition name changes over the reporting period and the Fund benefited from its trading strategy to adjust the portfolio's holdings accordingly.

The Fund utilized S&P 400 futures to provide equity exposure on the Fund's cash balances. While over the long-term, S&P 400 futures should mirror the performance of the S&P 400, pricing disparity can occur in the short-term and the Fund can benefit or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the Fund benefited from its trading of futures contracts.

In addition, the total return of the Fund's shares reflects the negative impact of actual cash flows, transaction costs and other expenses.

GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Mid-Cap Index Fund (the "Fund") from October 31, 1995 to October 31, 2005 compared to the S&P 400. 2

Average Annual Total Returns for the Period Ended 10/31/2005
1 Year	17.09%
5 Years	6.70%
10 Years	13.34%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 400 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 400 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2005 the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	15.7%
Consumer Discretionary	13.8%
Information Technology	13.1%
Industrials	11.2%
Healthcare	9.9%
Energy	7.5%
Utilities	6.5%
Materials	3.6%
Consumer Staples	2.9%
Telecommunication Services	0.4%
Other Securities [2]	0.7%
Securities Lending Collateral [3]	17.0%
Cash Equivalents [4]	14.5%
Other Assets and Liabilities--Net [5]	(16.8)%
TOTAL [6]	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS) except that the manager assigns a classification to securities not classified by the GICS and to securities for which the manager does not have access to the classification made by the GICS.

2 Other Securities include a U.S. Treasury security.

3 Cash collateral received from lending portfolio securities which is invested in short term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

5 See Statement of Assets and Liabilities.

6 The Fund purchases index future contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. Taking into consideration these open index future contracts, the fund's total exposure to the S&P MidCap 400 Index is effectively 99.9%.

Portfolio of Investments

October 31, 2005

Shares			Value
		COMMON STOCKS--84.6% [1]
		Consumer Discretionary--13.8%
39,210	[2,3]	99 Cents Only Stores	$378,377
62,426		Abercrombie & Fitch Co., Class A	3,245,527
76,950	[2]	Advance Auto Parts, Inc.	2,885,625
38,900	[2,3]	Aeropostale, Inc.	760,106
99,962		American Eagle Outfitters, Inc.	2,354,105
48,170	[3]	American Greetings Corp., Class A	1,216,292
54,400	[2]	AnnTaylor Stores Corp.	1,320,288
58,366		Applebee's International, Inc.	1,278,799
47,613	[3]	ArvinMeritor, Inc.	763,236
10,200	[3]	Bandag, Inc.	433,500
41,150	[2]	Barnes & Noble, Inc.	1,487,984
33,900		Beazer Homes USA, Inc.	1,964,505
73,332	[3]	Belo (A.H.) Corp., Series A	1,583,971
22,100	[3]	Blyth Industries, Inc.	403,104
24,500	[3]	Bob Evans Farms, Inc.	549,045
52,802		Borders Group, Inc.	1,036,503
38,988		BorgWarner, Inc.	2,260,914
32,627		Boyd Gaming Corp.	1,345,864
61,494	[2]	Brinker International, Inc.	2,344,151
36,044		CBRL Group, Inc.	1,250,727
50,900	[3]	Callaway Golf Co.	725,325
73,313	[2,3]	CarMax, Inc.	1,969,920
72,094	[2]	Career Education Corp.	2,565,825
31,900	[3]	Catalina Marketing Corp.	831,314
53,673	[2]	Cheesecake Factory, Inc.	1,842,057
129,676	[2]	Chicos Fas, Inc.	5,127,389
67,888		Claire's Stores, Inc.	1,768,482
62,176	[2]	Corinthian Colleges, Inc.	773,469
44,644	[2,3]	DeVRY, Inc.	1,008,954
74,832	[2]	Dollar Tree Stores, Inc.	1,613,378
49,357	[2]	Education Management Corp.	1,522,170
26,500	[2,3]	Emmis Communications Corp., Class A	518,605
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
30,169	[2]	Entercom Communication Corp.	$870,979
112,900		Foot Locker, Inc.	2,194,776
37,944	[3]	Furniture Brands International, Inc.	688,684
45,700	[2,3]	GameStop Corp.	1,621,436
108,300	[3]	Gentex Corp.	2,038,206
92,226		Gtech Holdings Corp.	2,936,476
47,300		Harman International Industries, Inc.	4,723,378
45,038		Harte-Hanks	1,152,973
26,588	[2,3]	Hovnanian Enterprises, Inc., Class A	1,196,194
28,444	[2]	ITT Educational Services, Inc.	1,572,384
27,031	[3]	International Speedway Corp., Class A	1,396,962
34,256	[2,3]	Laureate Education, Inc.	1,692,246
49,538	[3]	Lear Corp.	1,508,927
31,156	[3]	Lee Enterprises, Inc.	1,221,627
16,550	[3]	Media General, Inc., Class A	873,013
95,438		Michaels Stores, Inc.	3,157,089
23,500	[3]	Modine Manufacturing Co.	776,910
39,088	[2]	Mohawk Industries, Inc.	3,050,818
78,100	[2,3]	O'Reilly Automotive, Inc.	2,202,420
49,500		Outback Steakhouse, Inc.	1,864,170
54,200	[2]	Pacific Sunwear of California	1,356,084
48,526	[2]	Payless ShoeSource, Inc.	891,423
101,476		PetSmart, Inc.	2,384,686
65,819	[3]	Pier 1 Imports, Inc.	679,252
44,800		Polo Ralph Lauren Corp., Class A	2,204,160
66,200		Readers Digest Association, Inc., Class A	1,014,184
30,450	[3]	Regis Corp. Minnesota	1,168,062
51,957	[2]	Rent-A-Center, Inc.	936,265
102,325	[3]	Ross Stores, Inc.	2,766,868
44,613	[3]	Ruby Tuesday, Inc.	977,471
33,800	[3]	Ryland Group, Inc.	2,274,740
99,399	[2]	Saks, Inc.	1,804,092
26,781	[2,3]	Scholastic Corp.	871,722
34,338	[2]	Sothebys Holdings, Inc., Class A	534,643
26,800	[3]	Thor Industries, Inc.	874,484
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
41,700	[2]	Timberland Co., Class A	$1,173,855
86,100	[2,3]	Toll Brothers, Inc.	3,177,951
41,360	[3]	Tupperware Corp.	948,385
81,200	[2,3]	Urban Outfitters, Inc.	2,300,396
34,462	[2]	Valassis Communications, Inc.	1,076,938
4,315	[3]	Washington Post Co., Class B	3,214,675
49,831		Westwood One, Inc.	921,874
81,851	[2]	Williams-Sonoma, Inc.	3,201,193
		TOTAL	122,622,582
		Consumer Staples--2.9%
48,863	[2,3]	BJ's Wholesale Club, Inc.	1,391,618
43,605	[3]	Church and Dwight, Inc.	1,528,355
107,256	[2]	Dean Foods Co.	3,877,304
49,370	[2]	Energizer Holdings, Inc.	2,492,691
54,914		Hormel Foods Corp.	1,746,265
20,549	[3]	Lancaster Colony Corp.	823,809
48,851	[3]	PepsiAmericas, Inc.	1,139,205
28,000	[3]	Ruddick Corp.	616,280
68,307	[2]	Smithfield Foods, Inc.	2,020,521
40,644		Smucker (J.M.) Co.	1,857,837
20,987	[3]	Tootsie Roll Industries, Inc.	635,906
18,337	[3]	Universal Corp.	686,537
48,319	[3]	Whole Foods Market, Inc.	6,964,217
		TOTAL	25,780,545
		Energy--7.5%
46,700	[3]	Arch Coal, Inc.	3,599,169
41,506	[2]	Cooper Cameron Corp.	3,060,237
42,500	[2,3]	Denbury Resources, Inc.	1,854,275
109,088		ENSCO International, Inc.	4,973,322
46,841	[2]	FMC Technologies, Inc.	1,707,823
40,788	[2]	Forest Oil Corp.	1,781,620
91,167	[2]	Grant Prideco, Inc.	3,545,485
55,300	[2,3]	Hanover Compressor Co.	711,158
38,457	[3]	Helmerich & Payne, Inc.	2,130,518
91,000	[2]	Newfield Exploration Co.	4,125,030
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
125,488		Noble Energy, Inc.	$5,025,794
22,513	[3]	Overseas Shipholding Group, Inc.	1,071,619
123,188		Patterson-UTI Energy, Inc.	4,204,406
94,126		Peabody Energy Corp.	7,356,888
103,551		Pioneer Natural Resources, Inc.	5,182,728
56,149	[2]	Plains Exploration & Production Co.	2,189,811
41,157	[3]	Pogo Producing Co.	2,078,429
110,738	[2]	Pride International, Inc.	3,108,416
152,602		Smith International, Inc.	4,944,305
45,625		Tidewater, Inc.	2,096,925
42,788	[3]	Western Gas Resources, Inc.	1,852,720
		TOTAL	66,600,678
		Financials--15.7%
59,057		AMB Property Corp.	2,609,138
37,000	[2]	Allmerica Financial Corp.	1,409,700
28,000	[3]	AmerUs Group Co.	1,655,360
36,044		American Financial Group, Inc.	1,231,983
101,876	[2]	Americredit Corp.	2,276,929
97,022	[3]	Associated Banc Corp.	3,028,057
67,701		Astoria Financial Corp.	1,892,243
37,563		Bank of Hawaii Corp.	1,929,987
82,775		Berkley, W. R. Corp.	3,617,267
41,538		Brown & Brown	2,256,760
42,700		Cathay Bancorp, Inc.	1,664,873
30,994		City National Corp.	2,274,340
106,582	[3]	Colonial BancGroup, Inc.	2,595,272
120,476	[3]	Commerce Bancorp, Inc.	3,670,904
34,700		Cullen Frost Bankers, Inc.	1,832,854
78,000		Developers Diversified Realty	3,407,040
90,112		Eaton Vance Corp.	2,242,888
53,506		Edwards(AG), Inc.	2,264,374
44,657		Everest Re Group Ltd.	4,441,138
125,063		Fidelity National Financial, Inc.	4,684,860
21,886	[2]	Fidelity National Title Group, Inc., Class A	476,021
66,308		First American Financial Corp.	2,905,617
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
57,931	[3]	FirstMerit Corp.	$1,527,640
64,607	[3]	Gallagher (Arthur J.) & Co.	1,900,738
36,938		Greater Bay Bancorp	926,774
72,312		HCC Insurance Holdings, Inc.	2,169,360
41,600		Highwoods Properties, Inc.	1,173,536
29,700		Horace Mann Educators Corp.	576,477
49,462		Hospitality Properties Trust	1,963,641
56,698		Independence Community Bank	2,242,406
43,831	[3]	IndyMac Bancorp, Inc.	1,636,211
46,357	[3]	Investors Financial Services Corp.	1,769,910
37,600	[3]	Jefferies Group, Inc.	1,596,496
40,138	[2,3]	Labranche & Co. Inc.	382,917
80,675		Legg Mason, Inc.	8,657,234
60,778	[3]	Leucadia National Corp.	2,611,023
60,850		Liberty Property Trust	2,536,837
44,300		Macerich Co. (The)	2,847,161
46,407		Mack-Cali Realty Corp.	1,979,259
57,088		Mercantile Bankshares Corp.	3,217,480
27,000	[3]	Mercury General Corp.	1,632,150
71,200		New Plan Excel Realty Trust	1,636,888
175,240	[3]	New York Community Bancorp, Inc.	2,833,631
43,900	[3]	Ohio Casualty Corp.	1,197,592
127,651		Old Republic International Corp.	3,307,437
63,975		PMI Group, Inc.	2,551,323
47,744		Protective Life Corp.	2,093,097
62,182		Radian Group, Inc.	3,239,682
43,900	[3]	Raymond James Financial, Inc.	1,493,917
53,063		Rayonier, Inc.	2,028,579
46,900		Regency Centers Corp.	2,610,923
48,301		SEI Investments Co.	1,874,079
25,188	[2,3]	SVB Financial Group	1,252,095
19,644		StanCorp Financial Group, Inc.	1,809,212
85,214	[3]	TCF Financial Corp.	2,309,299
27,100	[3]	Texas Regional Bancshares, Inc., Class A	794,843
94,527		United Dominion Realty Trust, Inc.	2,091,883
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
34,731		Unitrin, Inc.	$1,597,626
55,675		Waddell & Reed Financial, Inc., Class A	1,067,847
58,997	[3]	Washington Federal, Inc.	1,356,341
36,600	[3]	Webster Financial Corp. Waterbury	1,689,822
60,000		Weingarten Realty Investors	2,133,600
21,900	[3]	WestAmerica Bancorp.	1,167,489
46,419		Wilmington Trust Corp.	1,759,744
		TOTAL	139,611,804
		Healthcare--9.9%
49,123	[2,3]	Advanced Medical Optics, Inc.	1,752,708
37,325	[2,3]	Apria Healthcare Group, Inc.	861,087
76,416	[2]	Barr Laboratories, Inc.	4,390,099
45,825		Beckman Coulter, Inc.	2,257,340
43,000	[2,3]	Cephalon, Inc.	1,960,370
53,469	[2,3]	Charles River Laboratories International, Inc.	2,339,803
62,263	[2]	Community Health Systems, Inc.	2,310,580
43,519	[2,3]	Covance, Inc.	2,117,199
78,600	[2,3]	Cytyc Corp.	1,992,510
55,063		Dentsply International, Inc.	3,036,174
41,413	[2,3]	Edwards Lifesciences Corp.	1,713,670
35,300	[2,3]	Gen-Probe, Inc.	1,441,652
81,384	[2]	Health Net, Inc.	3,812,027
63,688	[2]	Henry Schein, Inc.	2,524,592
41,925		Hillenbrand Industries, Inc.	1,931,485
26,100	[2]	INAMED Corp.	1,855,710
25,700	[2]	Intuitive Surgical, Inc.	2,280,361
39,100	[2]	Invitrogen Corp.	2,486,369
156,422	[2,3]	Ivax Corp.	4,465,848
42,550	[2]	LifePoint Hospitals, Inc.	1,663,705
69,794	[2]	Lincare Holdings, Inc.	2,851,085
22,800	[2,3]	Martek Biosciences Corp.	703,836
216,452	[2]	Millennium Pharmaceuticals, Inc.	1,974,042
75,794		Omnicare, Inc.	4,100,455
62,896	[2]	PacifiCare Health Systems, Inc.	5,180,115
26,462	[2,3]	Par Pharmaceutical Cos., Inc.	684,837
Shares			Value
		COMMON STOCKS--continued [1]
		Healthcare--continued
56,188	[3]	Perrigo Co.	$751,234
78,532	[2,3]	Protein Design Laboratories, Inc.	2,200,467
47,350	[2]	Renal Care Group, Inc.	2,218,348
75,657	[2,3]	Sepracor, Inc.	4,255,706
46,100		Steris Corp.	1,051,541
28,100	[2,3]	Techne Corp.	1,523,582
60,143	[2]	Triad Hospitals, Inc.	2,473,682
41,569	[3]	Universal Health Services, Inc., Class B	1,959,563
56,200	[2,3]	VCA Antech, Inc.	1,449,960
64,000	[3]	Valeant Pharmaceuticals International	1,098,240
93,926	[2]	Varian Medical Systems, Inc.	4,279,269
24,269	[2,3]	Varian, Inc.	892,371
66,227	[2,3]	Vertex Pharmaceuticals, Inc.	1,506,664
		TOTAL	88,348,286
		Industrials--11.2%
61,457	[2]	AGCO Corp.	982,697
48,012		AMETEK, Inc.	1,955,528
66,900		Adesa, Inc.	1,431,660
63,600	[2,3]	AirTran Holdings, Inc.	951,456
18,300	[2,3]	Alaska Air Group, Inc.	576,999
30,450		Alexander and Baldwin, Inc.	1,490,223
26,200	[2,3]	Alliant Techsystems, Inc.	1,839,764
18,281	[3]	Banta Corp.	920,266
40,550	[3]	Brinks Co. (The)	1,592,399
122,888		C.H. Robinson Worldwide, Inc.	4,333,031
35,800		CNF Transportation, Inc.	2,014,466
21,744	[3]	Carlisle Cos., Inc.	1,450,107
62,683	[2,3]	ChoicePoint, Inc.	2,648,984
52,482	[2,3]	Copart, Inc.	1,227,554
29,700		Corporate Executive Board Co.	2,454,408
36,994	[3]	Crane Co.	1,145,334
37,870		Deluxe Corp.	1,262,207
52,476	[3]	Donaldson Co., Inc.	1,639,875
48,306	[2]	Dun & Bradstreet Corp.	3,058,736
76,513	[3]	Expeditors International Washington, Inc.	4,642,044
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
45,856	[3]	Fastenal Co.	$3,215,881
35,526	[3]	Federal Signal Corp.	576,232
37,838	[2,3]	Flowserve Corp.	1,324,330
33,625	[3]	GATX Corp.	1,256,566
47,962		Graco, Inc.	1,643,658
25,325	[3]	Granite Construction, Inc.	863,836
38,688		HNI Corp.	1,891,843
28,744		Harsco Corp.	1,846,802
41,624		Hubbell, Inc., Class B	2,004,612
94,676		Hunt (J.B.) Transportation Services, Inc.	1,837,661
116	[2]	Information Resources, Inc.	64
40,051	[2]	Jacobs Engineering Group, Inc.	2,553,251
70,726	[2,3]	Jet Blue Airways Corp.	1,316,211
57,000		Joy Global, Inc.	2,614,590
16,675	[3]	Kelly Services, Inc., Class A	461,564
26,162		Kennametal, Inc.	1,337,140
26,400	[2,3]	Korn/Ferry International	454,608
45,100	[3]	MSC Industrial Direct Co.	1,721,918
63,500		Manpower, Inc.	2,875,280
49,132		Miller Herman, Inc.	1,346,708
22,600		Mine Safety Appliances Co.	946,714
23,882	[3]	Nordson Corp.	887,694
71,026		Pentair, Inc.	2,307,635
95,400		Precision Castparts Corp.	4,518,144
80,632	[2,3]	Quanta Services, Inc.	926,462
91,214		Republic Services, Inc.	3,224,415
24,775	[3]	Rollins, Inc.	471,221
54,144	[3]	SPX Corp.	2,329,275
5,500	[2,3]	Sequa Corp., Class A	339,350
31,169	[2,3]	Stericycle, Inc.	1,794,088
40,782	[2,3]	Swift Transportation Co.	744,272
13,300	[3]	Tecumseh Products Co., Class A	267,729
27,962		Teleflex, Inc.	1,850,805
39,986	[2]	Thomas & Betts Corp.	1,556,255
62,100		Timken Co.	1,761,156
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
32,050	[3]	Trinity Industries, Inc.	$1,219,503
50,569	[2,3]	United Rentals, Inc.	989,635
41,131	[3]	Werner Enterprises, Inc.	737,068
41,657	[2,3]	Yellow Roadway Corp.	1,893,311
29,900		York International Corp.	1,677,689
		TOTAL	99,202,914
		Information Technology--13.1%
292,041	[2]	3Com Corp.	1,124,358
191,510	[2]	Activision, Inc.	3,020,123
58,957		Acxiom Corp.	1,258,142
50,050		Adtran, Inc.	1,514,012
13,300	[2,3]	Advent Software, Inc.	408,576
48,000	[2,3]	Alliance Data Systems Corp.	1,706,880
62,900		Amphenol Corp., Class A	2,514,113
21,700	[2,3]	Anteon International Corp.	980,840
82,019	[2]	Arrow Electronics, Inc.	2,420,381
323,604	[2,3]	Atmel Corp.	796,066
101,745	[2]	Avnet, Inc.	2,345,222
33,875	[2,3]	Avocent Corp.	1,038,608
82,300	[2]	Bisys Group, Inc.	1,043,564
46,457	[3]	CDW Corp.	2,617,852
37,000	[2]	CSG Systems International, Inc.	869,870
16,679	[2,3]	Cabot Microelectronics Corp.	490,363
195,477	[2]	Cadence Design Systems, Inc.	3,123,722
102,070	[2]	Ceridian Corp.	2,236,354
43,275		Certegy, Inc.	1,621,082
63,538	[2]	Checkfree Corp.	2,700,365
98,000	[2]	Cognizant Technology Solutions Corp.	4,310,040
39,744	[2,3]	CommScope, Inc.	775,803
65,788	[2,3]	Credence Systems Corp.	506,568
52,200	[2,3]	Cree, Inc.	1,254,888
99,358	[2,3]	Cypress Semiconductor Corp.	1,351,269
51,738	[2,3]	DST Systems, Inc.	2,903,537
49,644		Diebold, Inc.	1,794,134
26,606	[2,3]	Dycom Industries, Inc.	530,258
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
26,400	[2]	F5 Networks, Inc.	$1,373,592
45,432	[3]	Fair Isaac & Co., Inc.	1,897,240
83,532	[2,3]	Fairchild Semiconductor International, Inc., Class A	1,286,393
46,261	[2,3]	Gartner Group, Inc., Class A	556,982
95,626		Harris Corp.	3,930,229
58,008	[3]	Henry Jack & Associates, Inc.	1,042,984
24,169	[3]	Imation Corp.	1,034,675
91,700	[2]	Ingram Micro, Inc., Class A	1,659,770
152,057	[2,3]	Integrated Device Technology, Inc.	1,502,323
48,331	[2]	International Rectifier Corp.	1,430,114
106,813	[3]	Intersil Holding Corp.	2,431,064
58,594	[2]	Kemet Corp.	405,470
99,938	[2]	Lam Research Corp.	3,371,908
76,413	[2,3]	Lattice Semiconductor Corp.	334,689
110,200	[2]	MEMC Electronic Materials	1,976,988
68,095	[2]	MPS Group, Inc.	847,783
53,226	[2]	Macromedia, Inc.	2,337,686
33,706	[2]	Macrovision Corp.	635,021
118,682	[2]	McAfee, Inc.	3,564,020
101,800	[2,3]	McData Corp., Class A	489,658
51,019	[2]	Mentor Graphics Corp.	421,927
52,013	[2,3]	Micrel, Inc.	520,130
150,120		Microchip Technology, Inc.	4,529,120
63,700	[3]	Moneygram International, Inc.	1,547,910
41,750		National Instruments Corp.	997,825
26,600	[2,3]	Newport Corp.	346,864
33,262	[3]	Plantronics, Inc.	992,871
28,300	[2]	Plexus Corp.	500,061
66,731	[2]	Polycom, Inc.	1,020,984
78,800	[2,3]	Powerwave Technologies, Inc.	883,348
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
137,751	[2,3]	RF Micro Devices, Inc.	$721,815
47,151	[2,3]	RSA Security, Inc.	537,521
39,938		Reynolds & Reynolds Co., Class A	1,059,955
30,900	[2]	SRA International, Inc.	1,014,138
130,414	[2,3]	Sandisk Corp.	7,680,080
51,250	[2,3]	Semtech Corp.	772,850
33,725	[2,3]	Silicon Laboratories, Inc.	1,084,933
62,275	[2,3]	Sybase, Inc.	1,385,619
105,639	[2]	Synopsys, Inc.	2,001,859
42,200	[2]	Tech Data Corp.	1,461,808
25,500	[2]	Transaction Systems Architects, Inc., Class A	688,755
90,525	[2]	Triquint Semiconductor, Inc.	380,205
77,400	[2,3]	UTStarcom, Inc.	427,248
127,509	[2,3]	Vishay Intertechnology, Inc.	1,445,952
156,600	[2,3]	Western Digital Corp.	1,894,860
55,700	[2,3]	Wind River Systems, Inc.	729,670
50,384	[2]	Zebra Technologies Corp., Class A	2,172,054
		TOTAL	116,585,941
		Materials--3.6%
48,244	[3]	Airgas, Inc.	1,363,857
29,581		Albemarle Corp.	1,037,997
42,613	[3]	Bowater, Inc.	1,129,245
42,700	[3]	Cabot Corp.	1,456,497
174,199	[3]	Chemtura Corp.	1,863,929
28,926		Cytec Industries, Inc.	1,194,644
25,681	[2]	FMC Corp.	1,398,074
29,119	[3]	Ferro Corp.	519,483
29,800	[3]	Glatfelter (P.H.) Co.	404,982
35,500	[3]	Longview Fibre Co.	667,400
49,700		Lubrizol Corp.	2,067,023
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
149,139		Lyondell Chemical Co.	$3,996,925
31,945		Martin Marietta Materials	2,520,780
14,700	[3]	Minerals Technologies, Inc.	785,862
47,494	[3]	Olin Corp.	849,193
49,451		Packaging Corp. of America	1,003,361
21,038		Potlatch Corp.	941,030
80,969		RPM, Inc.	1,507,643
17,300	[2]	Scotts Co.	1,518,767
33,975	[3]	Sensient Technologies Corp.	601,018
67,723	[3]	Sonoco Products Co.	1,916,561
28,700	[3]	Steel Dynamics, Inc.	888,839
72,776		Valspar Corp.	1,604,711
55,381	[3]	Worthington Industries, Inc.	1,114,266
		TOTAL	32,352,087
		Telecommunication Services--0.4%
165,290	[2]	Cincinnati Bell, Inc.	654,548
36,888		Telephone and Data System, Inc.	1,333,501
38,988	[3]	Telephone and Data System, Inc.	1,474,526
		TOTAL	3,462,575
		Utilities--6.5%
53,332		AGL Resources, Inc.	1,876,753
80,513		Alliant Energy Corp.	2,129,568
67,851	[3]	Aqua America, Inc.	2,298,792
282,700	[2]	Aquila, Inc.	1,000,758
22,169	[3]	Black Hills Corp.	921,565
94,613		DPL, Inc.	2,438,177
52,300	[3]	Duquesne Light Holdings, Inc.	872,887
109,400		Energy East Corp.	2,609,190
86,100		Equitable Resources, Inc.	3,327,765
Shares or Principal Amount			Value
		COMMON STOCKS--continued [1]
		Utilities--continued
53,044	[3]	Great Plains Energy, Inc.	$1,522,893
58,324	[3]	Hawaiian Electric Industries, Inc.	1,536,837
33,306	[3]	Idacorp, Inc.	961,544
83,176	[3]	MDU Resources Group, Inc.	2,742,313
73,776		NSTAR	2,006,707
58,463	[3]	National Fuel Gas Co.	1,762,075
94,245		Northeast Utilities Co.	1,714,317
61,557		OGE Energy Corp.	1,585,708
75,182	[3]	ONEOK, Inc.	2,160,731
47,343		PNM Resources, Inc.	1,200,145
131,657		Pepco Holdings, Inc.	2,829,309
80,957		Puget Energy, Inc.	1,735,718
61,288		Questar Corp.	4,826,430
81,445		SCANA Corp.	3,230,923
135,470	[2,3]	Sierra Pacific Resources	1,754,337
51,304		Vectren Corp.	1,392,904
32,100	[3]	WGL Holdings, Inc.	997,668
28,457	[3]	WPS Resources Corp.	1,552,614
59,926		Westar Energy, Inc.	1,324,365
85,245		Wisconsin Energy Corp.	3,224,818
		TOTAL	57,537,811
		TOTAL COMMON STOCKS (IDENTIFIED COST $580,256,468)	752,105,223
		U.S. TREASURY--0.7%
$6,335,000	[4]	United States Treasury Bill, 1/12/2006 (IDENTIFIED COST $6,289,135)	6,289,135
Principal Amount			Value
		REPURCHASE AGREEMENTS--31.5%
$128,831,000		Interest in $3,500,000,000 joint repurchase agreement 4.04%, dated 10/31/2005, under which Bank of America N.A. will repurchase a U.S. Government Agency security with a maturity of 7/1/2035 for $3,500,392,778 on 11/1/2005. The market value of the underlying security at the end of the period was $3,570,000,001.	$128,831,000
80,000,000		Interest in $2,000,000,000 joint repurchase agreement 4.04%, dated 10/31/2005 under which Bear Stearns and Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,000,224,444 on 11/1/2005. The market value of the underlying securities at the end of the period was $2,060,002,229 (held as collateral for securities lending).	80,000,000
71,499,000		Interest in $1,000,000,000 joint repurchase agreement 4.04%, dated 10/31/2005 under which Deutsche Bank Securities, Inc. will repurchase U.S. Government Agency securities with various maturities to 11/1/2035 for $1,000,112,222 on 11/1/2005. The market value of the underlying securities at the end of the period was $1,022,185,524 (held as collateral for securities lending).	71,499,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	280,330,000
		TOTAL INVESTMENTS--116.8% (IDENTIFIED COST $(866,875,603) [5]	1,038,724,358
		OTHER ASSETS AND LIABILITIES - NET--(16.8)%	(149,660,745)
		TOTAL NET ASSETS--100%	$889,063,613

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. The underlying face amount, at value, of open index futures contracts is $134,624,500 at October 31, 2005, which represents 15.1% of total net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to S&P MidCap 400 Index is 99.9%.

2 Non-income producing security.

3 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

4 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

5 The cost of investments for federal tax purposes amounts to $890,948,997.

At October 31, 2005, the Fund had the following outstanding futures contracts:

Contracts	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
S&P MidCap 400 Index Futures	383	$134,624,500	December 2005	$(2,761,507)

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2005.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments in securities	$758,394,358
Investments in repurchase agreements	280,330,000
Total investments in securities, at value including $149,749,357 of securities loaned (identified cost $866,875,603)		$1,038,724,358
Cash		57,536
Income receivable		399,308
Receivable for investments sold		346,582
Receivable for shares sold		3,699,329
Receivable for daily variation margin		2,407,095
TOTAL ASSETS		$1,045,634,208
Liabilities:
Payable for investments purchased	$2,915,547
Payable for shares redeemed	2,024,806
Payable for shareholder services fee (Note 5)	22,141
Payable for collateral due to broker	151,499,000
Accrued expenses	109,101
TOTAL LIABILITIES		156,570,595
Net assets for 40,068,100 shares outstanding		$889,063,613
Net Assets Consist of:
Paid-in capital		$692,749,713
Net unrealized appreciation of investments and future contracts		169,087,248
Accumulated net realized gain on investments and future contracts		25,354,302
Undistributed net investment income		1,872,350
TOTAL NET ASSETS		$889,063,613
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$889,063,613 ÷ 40,068,100 shares outstanding, no par value, unlimited shares authorized		$22.19

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2005

Investment Income:
Dividends (including $14,028 received from affiliated issuers) (Note 5)			$10,266,641
Interest (including income on securities loaned of $77,323)			2,290,985
TOTAL INCOME			12,557,626
Expenses:
Management fee (Note 5)		$3,230,483
Custodian fees		23,278
Transfer and dividend disbursing agent fees and expenses		291,077
Directors'/Trustees' fees		9,899
Auditing fees		14,516
Legal fees		9,790
Portfolio accounting fees		132,900
Shareholder services fee (Note 5)		1,853,987
Share registration costs		22,608
Printing and postage		25,598
Insurance premiums		12,668
Miscellaneous		7,748
TOTAL EXPENSES		5,634,552
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of management fee	$(26,750)
Waiver of shareholder services fee	(1,611,701)
TOTAL WAIVERS AND REIMBURSEMENT		(1,638,451)
Net expenses			3,996,101
Net investment income			8,561,525
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			42,604,394
Net realized gain on futures contracts			9,259,356
Net change in unrealized appreciation of investments			65,293,633
Net change in unrealized appreciation of futures contracts			(3,374,757)
Net realized and unrealized gain on investments and futures contracts			113,782,626
Change in net assets resulting from operations			$122,344,151

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,561,525	$4,536,197
Net realized gain on investments and futures contracts	51,863,750	30,396,416
Net change in unrealized appreciation/depreciation on investments and futures contracts	61,918,876	26,056,726
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	122,344,151	60,989,339
Distributions to Shareholders:
Distributions from net investment income	(7,102,594)	(4,092,053)
Distributions from net realized gains on investments and futures contracts	(27,655,905)	(4,326,757)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(34,758,499)	(8,418,810)
Share Transactions:
Proceeds from sale of shares	285,066,700	240,507,438
Net asset value of shares issued to shareholders in payment of distributions declared	30,650,832	7,128,260
Cost of shares redeemed	(222,535,241)	(156,528,759)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	93,182,291	91,106,939
Change in net assets	180,767,943	143,677,468
Net Assets:
Beginning of period	708,295,670	564,618,202
End of period (including undistributed net investment income of $1,872,350 and $542,984, respectively)	$889,063,613	$708,295,670

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2005

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Mid-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that compromise the mid-level stock capitalization sector of the United States equity market. This group of stocks is known as the S&P MidCap 400 Index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2005, the Fund had net realized gains on future contracts of $9,259,356.

Futures contracts outstanding at period end, if any, are listed after the fund's portfolio of investments.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2005, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral [1]
$149,749,357	$151,499,000

1 Does not include mark to market proceeds held as cash of $2,213,576.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended October 31	2005	2004
Shares sold	13,367,482	12,438,325
Shares issued to shareholders in payment of distributions declared	1,493,147	378,297
Shares redeemed	(10,488,666)	(8,116,221)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	4,371,963	4,700,401

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dividend redesignations and discount accretion and premium amortization on debt securities. For the year ended October 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains
$20	$(129,565)	$129,545

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2005 and 2004, was as follows:

	2005	2004
Ordinary income [1]	$ 11,127,429	$ 5,724,792
Long-term capital gains	$23,631,070	$2,694,018

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,562,436
Undistributed long-term capital gain	$41,927,472
Net unrealized appreciation	$147,775,361

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At October 31, 2005, the cost of investments for federal tax purposes was $890,948,997. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation from futures contracts was $147,775,361. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $191,346,664 and net unrealized depreciation from investments for those securities having an excess of cost over value of $43,571,303.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania, the Fund's manager (the "Manager"), receives for its services an annual management fee equal to 0.40% of the Fund's average daily net assets. The Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion. Under the terms of a subadvisory contract between the Manager and Fund Asset Management L.P., doing business as Mercury Advisors, an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (the "Subadvisor"), the Subadvisor receives an annual fee from the Manager equal to 0.030% of the Fund's average daily net assets. For the year ended October 31, 2005, the Manager voluntarily waived $26,688 of its fee.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Manager or an affiliate of the Manager. The Manager has agreed to reimburse the Fund for certain management fees as a result of these transactions. Income distributions earned from investments in this fund are recorded as income in the accompanying financial statements and totaled $14,028 for the period.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended October 31, 2005, FSSC voluntarily waived $1,611,701 of its fee. For the year ended October 31, 2005, FSSC did not retain any fees paid by the Fund.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended October 31, 2005, were as follows:

Purchases	$105,358,080
Sales	$128,422,731

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2005, the amount of long-term capital gain designated by the Fund was $23,631,070.

For the fiscal year ended October 31, 2005, 79.9% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2005, 79.8% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND SHAREHOLDERS OF FEDERATED MID-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Mid-Cap Index Fund (one of the portfolios constituting Federated Index Trust) (the "Fund") as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Mid-Cap Index Fund, a portfolio of Federated Index Trust at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 12, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: January 1990	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions : Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: February 1990	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John W. Harris Birth Date: June 6, 1954 VICE PRESIDENT Began serving: May 2004	John W. Harris has been the Fund's Portfolio Manager since January 2003. He is Vice President of the Trust. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and an Assistant Vice President of the Fund's Manager in December 1998. In January 2000, Mr. Harris became a Vice President of the Fund's Manager. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract and subadvisory contract. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's and Subadviser's management philosophy, personnel, processes, and investment and operating strategies; long term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization and the Subadviser, as the case may be, in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew an Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser and Subadviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser and the Subadviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's and Subadviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund, the Federated organization and the Subadviser. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of advisory contracts is informed by reports covering such matters as: the Adviser's and Subadviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates and the Subadviser; compliance and audit reports concerning the Federated fund, the Federated companies that service them and the Subadviser (including communications from regulatory agencies), as well as Federated's and the Subadviser's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The Board also considers information regarding the results of the Adviser's evaluation and monitoring of the Subadviser's performance and considers the Adviser's recommendation to renew the subadvisory agreement with the Subadviser. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates and the Subadviser was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser and the Subadviser are executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. During the year ending December 31, 2004, the Fund's performance for both the one and three year periods were above the median of the relevant peer group. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated and the Subadviser derive from their relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated or the Subadviser may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's or the Subadviser's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Mid-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E205

29455 (12/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mini-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2005

Institutional Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$14.06	$12.65		$8.95	$10.25	$13.99
Income From Investment Operations:
Net investment income	0.06 [1]	0.02		0.04	0.05	0.06
Net realized and unrealized gain (loss) on investments and futures contracts	1.48	1.40		3.70	(1.30)	(1.82)
TOTAL FROM INVESTMENT OPERATIONS	1.54	1.42		3.74	(1.25)	(1.76)
Less Distributions:
Distributions from net investment income	(0.02)	(0.01)		(0.04)	(0.05)	(0.08)
Distributions from net realized gain on investments and futures contracts	--	--		--	--	(1.90)
TOTAL DISTRIBUTIONS	(0.02)	(0.01)		(0.04)	(0.05)	(1.98)
Net Asset Value, End of Period	$15.58	$14.06		$12.65	$8.95	$10.25
Total Return [2]	10.95%	11.20	% [3]	41.96%	(12.31)%	(13.76)%

Ratios to Average Net Assets:
Net expenses	0.91%	0.91%		0.89%	0.94%	1.05%
Net investment income	0.40%	0.16%		0.41%	0.46%	0.56%
Expense waiver/reimbursement [4]	0.25%	0.23%		0.44%	0.22%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$79,665	$90,937		$89,785	$61,495	$82,393
Portfolio turnover	20%	27%		48%	75%	56%

1 Based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the period, the Fund was reimbursed by the Manager, which had an impact of 0.24% on the total return. (See Notes to Financial Statements, Note 5.)

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$13.73		$12.47		$ 8.85	$10.18	$13.91
Income From Investment Operations:
Net investment income (loss)	(0.06	) [1]	(0.08)		(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments and futures contracts	1.45		1.34		3.65	(1.30)	(1.80)
TOTAL FROM INVESTMENT OPERATIONS	1.39		1.26		3.62	(1.33)	(1.83)
Less Distributions:
Distributions from net realized gain on investments and futures contracts	--		--		--	--	(1.90)
Net Asset Value, End of Period	$15.12		$13.73		$12.47	$ 8.85	$10.18
Total Return [2]	10.12%		10.10	% [3]	40.90%	(13.06)%	(14.39)%

Ratios to Average Net Assets:
Net expenses	1.72%		1.79%		1.77%	1.82%	1.93%
Net investment income (loss)	(0.41)%		(0.72)%		(0.47)%	(0.41)%	(0.34)%
Expense waiver/reimbursement [4]	0.15%		0.10%		0.31%	0.09%	--
Supplemental Data:
Net assets, end of period (000 omitted)	$14,232		$10,473		$8,643	$5,302	$5,375
Portfolio turnover	20%		27%		48%	75%	56%

1 Based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charges, redemption fee or contingent deferred sales charges, if applicable. Total returns for periods of less than one year are not annualized.

3 During the period, the Fund was reimbursed by the Manager, which had an impact of 0.16% on the total return. See Notes to Financial Statements (Note 5.)

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder service fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2005	Ending Account Value 10/31/2005	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,117.60	$4.86
Class C Shares	$1,000	$1,113.40	$8.90
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,020.62	$4.63
Class C Shares	$1,000	$1,016.79	$8.49

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Institutional Shares	0.91%
Class C Shares	1.67%

Management's Discussion of Fund Performance

The Federated Mini-Cap Index Fund's Institutional Shares produced a total return of 10.95% while the Fund's Class C Shares produced a total return of 10.12%, based on net asset value during the reporting period ended October 31, 2005. The Fund's benchmark, the Russell 2000 Index (Russell 2000) 1 , closed at 2,694.46, with a total return of 12.08% during the reporting period.

The end of 2004 brought a significant rise in the Russell 2000, followed by a narrow trading range for most of 2005. For the two months ended December 31, 2004, the Russell 2000 had a total return of 11.89%, followed by a total return of 0.17% through October 31, 2005.

Value outperformed growth during the reporting period, with the Russell 2000 Value Index 2 returning 13.04%, while the Russell 2000 Growth Index 3 posted a return of 10.91%.

Turning to sector performance, all ten sectors 4 posted a positive return for the reporting period. The top performer for the reporting period was Energy returning 57.67%, followed by Industrials and Telecommunications returning 20.36% and 18.74% respectively. The worst performer during the reporting period was Technology returning 2.13%, followed by Consumer Discretionary and Financial Services returning 5.98% and 8.22% respectively.

1 Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Indexes are unmanaged and investments cannot be made in an index. The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Fund is neither affiliated with nor promoted, sponsored, or endorsed by the Frank Russell Company. Frank Russell's only relationship to the Fund is the licensing of the use of the Index. Frank Russell's Company is the owner of the trademarks and copyrights relating to the Index. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2 Russell 2000 Value index measures the performance of those Russell 2000 companies with lower price to book ratios and lower forecasted growth values.

3 Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price to book ratios and higher forecasted growth values.

4 Sector classifications are based upon the classification of the Standard & Poor's Global Industry Classification Standard (SPGIC).

The Fund utilized Russell 2000 futures to provide equity exposure on the Fund's cash balances. While over the long-term Russell 2000 futures should mirror the performance of the Russell 2000, pricing disparity can occur in the short-term and the Fund can benefit from or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the Fund benefited from its trading of futures contracts. In addition, the total return of the Fund's Shares reflects the negative impact of actual cash flows, transaction costs and other expenses.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated Mini-Cap Index Fund (the "Fund") from October 31, 1995 to October 31, 2005, compared to the Russell 2000 Index (RUS2) 2 ..

Average Annual Total Returns for the Period Ended 10/31/2005
1 Year	10.95%
5 Years	5.78%
10 Years	8.10%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RUS2 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Mini-Cap Index Fund (the "Fund") from November 10, 1997 (start of performance) to October 31, 2005 compared to the Russell 2000 Index (RUS2) 2 ..

Average Annual Total Returns [3] for the Period Ended 10/31/2005
1 Year	8.02%
5 Years	4.71%
Start of Performance (11/10/1997)	4.02%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RUS2 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cash-flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2005, the Fund's sector composition 1 for its equity securities investments was as follows:

Sector	Percentage of Total Net Assets
Financials	21.5%
Information Technology	18.1%
Consumer Discretionary	14.6%
Industrials	14.6%
Healthcare	12.4%
Energy	6.4%
Materials	4.6%
Consumer Staples	2.9%
Utilities	2.5%
Telecommunication Services	1.4%
Other Securities [2]	1.1%
Securities Lending Collateral [3]	26.6%
Other Assets and Liabilities--Net [4]	(26.7)%
TOTAL [5]	100.0%

1 Except for Other Securities, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include preferred stock and U.S. Treasury security.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 See Statement of Assets and Liabilities.

5 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. Taking into consideration these open index futures contracts, the Fund's total exposure to the Russell 2000 Index is effectively 99.9%.

Portfolio of Investments

October 31, 2005

Shares			Value
		COMMON STOCKS--99.0% [1]
		Consumer Discretionary--14.6%
600	[2,3]	1-800 CONTACTS, Inc.	$10,644
1,879	[2,3]	1-800-FLOWERS.COM, Inc.	12,758
1,051	[2,3]	4 Kids Entertainment, Inc.	17,930
3,400	[2,3]	99 Cents Only Stores	32,810
1,200	[2,3]	A.C. Moore Arts & Crafts, Inc.	16,512
2,525		ADVO, Inc.	62,367
900	[2,3]	AFC Enterprises, Inc.	10,440
3,086	[3]	Aaron Rents, Inc.	60,794
4,400	[2]	Aeropostale, Inc.	85,976
1,431	[2,3]	Aftermarket Technology Co.	26,373
3,200	[2]	Alderwoods Group, Inc.	50,368
4,100	[2,3]	Alliance Gaming Corp.	44,321
2,800	[2,3]	Alloy Online, Inc.	12,880
1,400		Ambassadors Group, Inc.	36,372
700	[2,3]	America's Car-Mart, Inc.	11,312
3,600	[3]	American Axle & Manufacturing Holdings, Inc.	78,480
2,400		Ameristar Casinos, Inc.	51,192
2,500		Arbitron, Inc.	93,525
1,529		Arctic Cat, Inc.	28,638
5,600	[3]	ArvinMeritor, Inc.	89,768
900	[2]	Asbury Automotive Group, Inc.	15,210
2,200	[2,3]	Audible, Inc.	22,990
1,698	[2]	Audiovox Corp., Class A	24,128
500	[2,3]	Avatar Holdings, Inc.	28,325
2,817	[2,3]	Aztar Corp.	84,707
900	[2]	BJ's Restaurants, Inc.	19,530
896		Bandag, Inc.	38,080
900		Bassett Furniture Industries, Inc.	16,848
493	[2]	Beasley Broadcast Group, Inc., Class A	7,183
1,500	[3]	Big 5 Sporting Goods Corp.	33,270
8,500	[2]	Big Lots, Inc.	98,345
212		Blair Corp.	7,992
14,600		Blockbuster, Inc.	66,576
1,900	[2]	Blount International, Inc.	30,134
1,400	[2,3]	Blue Nile, Inc.	50,218
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,300	[2,3]	Bluegreen Corp.	$19,721
2,300	[3]	Blyth Industries, Inc.	41,952
3,263	[3]	Bob Evans Farms, Inc.	73,124
2,900	[2,3]	Bombay Co., Inc.	11,629
700	[3]	Bon-Ton Stores, Inc.	14,035
2,146	[2,3]	Bright Horizons Family Solutions, Inc.	85,775
1,200	[3]	Brookfield Homes Corp.	60,108
1,439		Brown Shoe Co., Inc.	46,724
624		Buckle, Inc.	22,988
800	[2,3]	Buffalo Wild Wings, Inc.	21,952
1,100	[2,3]	Build-A-Bear Workshop, Inc.	26,356
1,200		Building Materials Holding Corp.	102,012
1,456		Burlington Coat Factory Warehouse	56,143
3,050	[2]	CEC Entertainment, Inc.	103,120
4,200	[3]	CKE Restaurants, Inc.	53,424
3,594	[2,3]	CSK Auto Corp.	54,377
581		CSS Industries, Inc.	19,829
2,000	[2,3]	Cabela's, Inc., Class A	32,800
1,400	[2]	Cache, Inc.	22,344
400	[2]	California Coastal Communities, Inc.	14,280
1,900	[2]	California Pizza Kitchen, Inc.	60,819
5,900	[3]	Callaway Golf Co.	84,075
1,300		Carmike Cinemas, Inc.	28,704
1,300	[2]	Carter's, Inc.	82,095
2,700	[2,3]	Casual Male Retail Group, Inc.	15,579
4,200	[3]	Catalina Marketing Corp.	109,452
2,437		Cato Corp., Class A	48,691
6,098	[2,3]	Champion Enterprises, Inc.	84,640
735	[3]	Charles & Colvard Ltd.	17,052
1,200	[2,3]	Charlotte Russe Holdings, Inc.	21,144
9,671	[2]	Charming Shoppes, Inc.	108,315
26,900	[2,3]	Charter Communications, Inc., Class A	32,280
600		Cherokee, Inc.	20,658
1,521	[2,3]	Children's Place Retail Stores, Inc.	65,297
3,025	[3]	Christopher & Banks Corp.	40,444
585		Churchill Downs, Inc.	18,784
2,700	[2,3]	Citadel Broadcasting Corp.	37,206
700	[2,3]	Citi Trends, Inc.	20,041
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,125	[3]	Coachmen Industries, Inc.	$13,399
2,964	[2,3]	Coldwater Creek, Inc.	79,998
600	[2]	Comstock Homebuilding Cos., Inc.	9,960
200	[2,3]	Conn's, Inc.	5,854
5,100	[3]	Cooper Tire & Rubber Co.	69,666
6,900	[2,3]	Corinthian Colleges, Inc.	85,836
2,050	[2,3]	Cost Plus, Inc.	31,488
750		Courier Corp.	24,563
2,500	[2]	Cox Radio, Inc., Class A	35,750
1,171	[2,3]	Crown Media Holdings, Inc., Class A	12,530
3,918	[2,3]	Cumulus Media, Inc., Class A	47,643
1,000	[2,3]	DSW, Inc., Class A	20,820
900	[2,3]	Dave & Buster's, Inc.	12,222
4,400	[2,3]	DeVRY, Inc.	99,440
300	[3]	Deb Shops, Inc.	7,587
1,100	[2,3]	Deckers Outdoor Corp.	18,865
6,000	[2]	Denny's Corp.	24,000
500	[2,3]	Design Within Reach, Inc.	4,035
500	[2,3]	Dixie Group, Inc.	6,860
2,150		Domino's Pizza, Inc.	51,428
747	[3]	Dover Downs Gaming & Entertainment, Inc.	9,382
1,369	[3]	Dover Motorsports, Inc.	8,488
2,134	[2,3]	Dress Barn, Inc.	56,700
1,200	[2,3]	Drew Industries, Inc.	34,620
4,200	[2,3]	Drugstore.com, Inc.	13,314
800	[2]	Earle M. Jorgensen Co.	6,784
900	[2,3]	Educate, Inc.	10,602
4,500	[2,3]	Emmis Communications Corp., Class A	88,065
2,600	[2]	Entercom Communication Corp.	75,062
5,100	[2,3]	Entravision Communications Corp.	41,820
500	[2,3]	Escala Group, Inc.	8,230
400	[3]	Escalade, Inc.	5,228
2,800	[3]	Ethan Allen Interiors, Inc.	94,696
100	[2]	F.A.O., Inc.	0
1,100	[2,3]	FTD Group, Inc.	12,166
3,000		Finish Line, Inc., Class A	46,920
500	[2,3]	Fisher Communications, Inc.	24,405
4,474	[2,3]	Fleetwood Enterprises, Inc.	49,438
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
4,000	[2,3]	Fossil, Inc.	$62,640
3,203	[3]	Freds, Inc.	47,725
3,900	[3]	Furniture Brands International, Inc.	70,785
2,100	[2,3]	GSI Commerce, Inc.	33,558
4,123	[2,3]	GameStop Corp.	146,305
2,978	[2,3]	Gaylord Entertainment Co.	117,571
18,100	[2]	Gemstar-TV Guide International, Inc.	47,060
1,854	[2]	Genesco, Inc.	68,227
1,500	[3]	Goody's Family Clothing, Inc.	14,250
3,500	[3]	Gray Television, Inc.	31,500
1,900	[2,3]	Great Wolf Resorts, Inc.	16,720
1,545	[2,3]	Group 1 Automotive, Inc.	42,704
1,045	[2,3]	Guess ?, Inc.	28,340
2,197	[2,3]	Guitar Center, Inc.	114,486
3,000	[2]	Gymboree Corp.	53,100
1,729	[3]	Handleman Co.	20,575
4,100	[2,3]	Harris Interactive, Inc.	17,097
1,300	[2,3]	Hartmarx Corp.	9,074
1,448		Haverty Furniture Cos., Inc.	17,724
3,800	[2,3]	Hayes Lemmerz International, Inc.	14,858
2,737	[2]	Hibbett Sporting Goods, Inc.	71,792
4,700	[3]	Hollinger International, Inc.	41,219
500	[3]	Hooker Furniture Corp.	7,225
3,966	[2,3]	Hot Topic, Inc.	59,054
1,595	[3]	IHOP Corp.	75,316
3,200	[2,3]	Innovo Group, Inc.	3,936
4,300	[2]	Insight Communication Co.	49,450
3,896	[2]	Insight Enterprises, Inc.	79,946
3,705	[2,3]	Interface, Inc.	28,603
1,423	[2,3]	Isle of Capri Casinos, Inc.	30,281
1,850	[2]	J. Jill Group, Inc.	23,495
2,343	[2,3]	JAKKS Pacific, Inc.	43,064
2,937	[2]	Jack in the Box, Inc.	87,229
3,000		Jackson Hewitt Tax Service, Inc.	74,160
4,425	[2,3]	Jarden Corp.	149,521
1,840	[2]	Jo-Ann Stores, Inc.	26,882
1,062	[2,3]	Jos A. Bank Clothiers, Inc.	43,340
1,600		Journal Communications, Inc., Class A	22,640
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
3,319	[2,3]	Journal Register Co.	$53,204
2,000		K-Swiss, Inc., Class A	60,900
3,200	[2]	K2, Inc.	32,096
2,239	[3]	Kellwood Co.	49,056
769	[3]	Kenneth Cole Productions, Inc., Class A	19,225
1,600	[2]	Keystone Automotive Industries, Inc.	45,776
1,796	[3]	Kimball International, Inc., Class B	19,828
4,400	[2,3]	Krispy Kreme Doughnuts, Inc.	20,460
1,400	[2,3]	LKQ Corp.	42,420
14,768	[2]	La Quinta Properties, Inc.	123,313
4,200	[3]	La-Z Boy Chair Co.	49,728
1,663	[3]	Landry's Seafood Restaurants, Inc.	45,733
2,300	[2,3]	Leapfrog Enterprises, Inc.	34,500
1,325	[3]	Levitt Corp.	26,036
1,249		Libbey, Inc.	14,051
1,290		Liberty Corp.	59,908
1,550	[2]	Life Time Fitness, Inc.	57,567
600	[3]	Lifetime Brands, Inc.	14,028
2,800	[2]	Lin TV Corp., Class A	35,924
3,682	[2,3]	Linens 'N Things, Inc.	92,565
1,200		Lithia Motors, Inc., Class A	32,688
1,058	[2]	Lodgenet Entertainment	13,754
1,600	[2]	Lodgian, Inc.	16,288
1,809	[3]	Lone Star Steakhouse & Saloon	46,690
2,500	[2]	Luby's, Inc.	31,450
1,000	[3]	M/I Schottenstein Homes, Inc.	44,900
2,400	[2]	MTR Gaming Group, Inc.	16,080
3,000	[2,3]	Magna Entertainment Corp., Class A	20,040
1,100	[2,3]	Maidenform Brands, Inc.	13,849
1,517		Marcus Corp.	33,313
1,000	[3]	Marine Products Corp.	9,540
900	[2,3]	MarineMax, Inc.	22,230
1,996	[2,3]	Martha Stewart Living Omnimedia	34,371
2,592		Matthews International Corp., Class A	93,156
6,000	[3]	Maytag Corp.	103,320
100	[2,3]	McCormick & Schmick's Seafood Restaurants, Inc.	2,245
1,600		Media General, Inc., Class A	84,400
5,000	[2,3]	Mediacom Communications Corp.	29,050
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,589	[2]	Midas, Inc.	$31,081
2,200	[2,3]	Mikohn Gaming Corp.	23,078
2,521		Modine Manufacturing Co.	83,344
2,079	[3]	Monaco Coach Corp.	25,509
400	[2,3]	Monarch Casino & Resort, Inc.	7,748
800	[2]	Monro Muffler Brake, Inc.	23,960
600	[2,3]	Morningstar, Inc.	17,640
1,200	[3]	Movado Group, Inc.	21,036
2,275	[3]	Movie Gallery, Inc.	15,834
2,300	[2,3]	Multimedia Games, Inc.	22,816
436	[3]	National Presto Industries, Inc.	19,110
2,100	[2,3]	Navarre Corp.	9,303
3,300	[2,3]	NetFlix, Inc.	87,153
700	[2]	New York & Co.	9,450
600	[3]	Noble International Ltd.	14,094
1,400	[2]	Nutri/System, Inc.	41,958
2,221	[2]	O'Charleys, Inc.	30,450
1,900	[3]	Oakley, Inc.	28,120
200		Orleans Homebuilders, Inc.	3,984
1,000	[2,3]	Overstock.com, Inc.	33,330
1,100	[3]	Oxford Industries, Inc.	54,175
2,210	[2,3]	P. F. Chang's China Bistro, Inc.	101,085
4,900	[2]	PETCO Animal Supplies, Inc.	93,149
5,700	[2]	Pacific Sunwear of California	142,614
1,143	[2,3]	Palm Harbor Homes, Inc.	21,065
1,153	[2,3]	Papa Johns International, Inc.	59,875
900	[2]	Party City Corp.	14,742
5,400	[2]	Payless ShoeSource, Inc.	99,198
4,656	[3]	Pep Boys-Manny Moe & Jack	64,253
1,200	[2,3]	Perry Ellis International, Inc.	24,828
1,595		Phillips Van Heusen Corp.	45,378
6,300	[3]	Pier 1 Imports, Inc.	65,016
3,211	[2,3]	Pinnacle Entertainment, Inc.	60,848
1,440	[2,3]	Playboy Enterprises, Inc., Class B	21,802
1,031	[3]	Pre-Paid Legal Services, Inc.	44,127
2,300	[2]	Prestige Brands Holdings, Inc.	27,715
2,050	[2,3]	Priceline.com, Inc.	38,889
11,900	[2,3]	Primedia, Inc.	24,990
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
2,016	[2]	ProQuest Co.	$59,774
400	[2,3]	Provide Commerce, Inc.	9,732
4,600	[2,3]	Quantum Fuel Systems Technologies Worldwide, Inc.	15,318
300	[2]	R&B, Inc.	3,330
1,400	[2]	RC2 Corp.	48,972
1,600	[2,3]	RCN Corp.	32,480
7,400	[2,3]	Radio One, Inc.	87,320
2,795	[2]	Rare Hospitality International, Inc.	85,415
8,500		Readers Digest Association, Inc., Class A	130,220
1,300	[2,3]	Red Robin Gourmet Burgers	62,699
2,816	[2]	Regent Communications, Inc.	14,277
3,400	[3]	Regis Corp. Minnesota	130,424
2,053	[2,3]	Rent-Way, Inc.	12,667
2,800	[2]	Restoration Hardware, Inc.	16,604
800	[2,3]	Retail Ventures, Inc.	8,312
400	[2,3]	Riviera Holdings Corp.	6,740
4,800	[3]	Ruby Tuesday, Inc.	105,168
1,070	[3]	Russ Berrie & Co., Inc.	14,434
2,691		Russell Corp.	36,409
1,100	[2]	Ruth's Chris Steak House, Inc.	19,646
3,354	[2,3]	Ryans Restaurant Group, Inc.	35,754
1,261	[2]	Saga Communications, Inc., Class A	15,876
833	[2]	Salem Communications Corp.	15,594
776	[3]	Sauer-Danfoss, Inc.	14,922
2,600	[2,3]	Scholastic Corp.	84,630
2,900	[2,3]	Select Comfort Corp.	63,510
1,400	[2,3]	Sharper Image Corp.	14,266
600	[2,3]	Shoe Carnival, Inc.	10,044
2,517	[2]	Shopko Stores, Inc.	72,162
3,150	[2,3]	Shuffle Master, Inc.	79,884
4,431		Sinclair Broadcast Group, Inc.	36,733
7,400	[2,3]	Six Flags, Inc.	54,686
1,836	[2,3]	Skechers USA, Inc., Class A	23,262
525		Skyline Corp.	20,869
2,400		Sonic Automotive, Inc.	53,064
3,641	[2]	Sothebys Holdings, Inc., Class A	56,690
3,300	[2]	Source Information Management Co.	33,594
3,924	[2,3]	Spanish Broadcasting System, Inc.	23,936
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,136		Speedway Motorsports, Inc.	$40,283
2,080	[2,3]	Sports Authority, Inc.	57,907
2,550	[2,3]	Stage Stores, Inc.	70,686
1,608	[2,3]	Stamps.com, Inc.	32,417
1,000	[3]	Standard Motor Products, Inc.	8,360
1,400	[3]	Stanley Furniture Co., Inc.	29,960
1,961		Stein Mart, Inc.	35,984
600	[2]	Steinway Musical Instruments	15,906
1,070	[2]	Steven Madden Ltd.	27,435
8,560		Stewart Enterprises, Inc., Class A	43,656
300	[2]	Strattec Security Corp.	14,226
1,300		Strayer Education, Inc.	116,363
3,119		Stride Rite Corp.	40,609
1,752	[3]	Sturm Ruger & Co., Inc.	12,842
2,000	[2,3]	Sunterra Corp.	24,020
1,791	[3]	Superior Industries International, Inc.	36,447
200	[2]	Systemax, Inc.	1,430
1,800	[2,3]	TBC Corp.	62,262
1,600	[3]	Talbots, Inc.	41,744
762	[3]	Technical Olympic USA, Inc.	16,109
3,500	[2]	Tenneco Automotive, Inc.	57,820
2,800	[2,3]	Texas Roadhouse, Inc.	44,072
300	[3]	The Anderson's, Inc.	10,455
2,663	[3]	The Nautilus Group, Inc.	48,280
1,200	[2]	The Pantry, Inc.	46,428
1,969	[2,3]	The Steak 'n Shake Co.	36,269
800	[3]	Thomas Nelson, Inc.	17,128
2,936	[3]	Thor Industries, Inc.	95,802
5,431	[2,3]	TiVo, Inc.	26,286
2,826	[2]	Too, Inc.	80,287
2,800	[2]	Tractor Supply Co.	135,800
1,714	[2,3]	Trans World Entertainment Corp.	10,935
3,042	[3]	Triarc Cos., Inc., Class B	45,235
2,108		Tuesday Morning Corp.	50,571
4,296		Tupperware Corp.	98,507
700		Unifirst Corp.	24,542
1,817	[3]	United Auto Group, Inc.	61,287
1,108	[2,3]	Universal Electronics, Inc.	19,202
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,500	[2]	Universal Technical Institute, Inc.	$46,995
2,143	[2]	Vail Resorts, Inc.	71,791
4,200	[2]	Valassis Communications, Inc.	131,250
74	[3]	Value Line, Inc.	2,886
2,167	[2]	Valuevision International, Inc., Class A	21,280
928	[2,3]	Vertrue, Inc.	34,939
10,400	[2]	Visteon Corp.	86,632
400	[2,3]	Volcom, Inc.	12,232
2,700	[2]	WCI Communities, Inc.	67,554
1,556	[2,3]	WMS Industries, Inc.	39,102
800	[2,3]	WPT Enterprises, Inc.	5,752
3,700	[2]	Warnaco Group, Inc.	83,916
1,500	[2,3]	West Marine, Inc.	20,355
300	[2,3]	William Lyon Homes, Inc.	35,655
700	[2]	Wilsons The Leather Experts, Inc.	3,521
2,424	[3]	Winnebago Industries, Inc.	71,072
5,090		Wolverine World Wide, Inc.	106,636
997		World Wrestling Entertainment, Inc.	12,712
1,000	[2,3]	WorldSpace, Inc.	13,040
300	[2]	Xerium Technologies, Inc.	3,135
3,686		Yankee Candle Co., Inc., The	83,340
4,200	[2,3]	Zale Corp.	117,726
500	[2,3]	Zumiez Inc.	17,070
		TOTAL	13,726,270
		Consumer Staples--2.9%
300	[3]	Alico, Inc.	13,209
7,000	[3]	Alliance One International, Inc.	17,430
1,043	[3]	American Italian Pasta Co., Class A	6,727
100		Arden Group, Inc., Class A	7,501
100	[2]	Aurora Foods, Inc.	0
4,054	[3]	Casey's General Stores, Inc.	87,485
1,250	[2,3]	Central European Distribution Corp.	49,763
1,500	[2,3]	Central Garden & Pet Co.	64,305
1,600	[2,3]	Chattem, Inc.	52,800
3,400	[3]	Chiquita Brands International	93,874
342		Coca-Cola Bottling Co.	15,599
5,996		Corn Products International, Inc.	142,765
5,100	[2]	Darling International, Inc.	17,748
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--continued
3,004	[3]	Delta & Pine Land Co.	$74,950
2,000	[2,3]	Elizabeth Arden, Inc.	43,340
510		Farmer Brothers Co.	10,175
4,274		Flowers Foods, Inc.	125,228
3,800	[2]	Gold Kist, Inc.	65,322
1,647	[2,3]	Great Atlantic & Pacific Tea Co., Inc.	46,264
100	[2,3]	Green Mountain Coffee, Inc.	4,201
2,566	[2]	Hain Celestial Group, Inc.	49,575
1,400	[2,3]	Hansen Natural Corp.	70,728
1,690		Ingles Markets, Inc., Class A	27,243
500	[3]	Inter Parfums, Inc.	7,575
500		J&J Snack Foods Corp.	28,205
2,200		Lancaster Colony Corp.	88,198
2,795		Lance, Inc.	48,996
2,353	[3]	Longs Drug Stores Corp.	98,144
900	[2]	M & F Worldwide Corp.	15,165
1,300	[3]	Mannatech, Inc.	11,960
300	[2]	Maui Land & Pineapple Co., Inc.	8,184
4,200	[2]	NBTY, Inc.	84,042
1,200	[3]	Nash Finch Co.	37,272
600	[2]	National Beverage Corp.	4,446
1,200		Natures Sunshine Products, Inc.	23,220
4,507		Nu Skin Enterprises, Inc., Class A	75,898
600	[2,3]	Parlux Fragrances, Inc.	13,896
4,700	[2]	Pathmark Stores, Inc.	45,825
1,400	[2,3]	Peet's Coffee & Tea, Inc.	46,578
3,800	[2,3]	Performance Food Group Co.	104,842
2,825	[2,3]	Playtex Products, Inc.	37,827
800	[2]	Premium Standard Farms, Inc.	13,656
2,667	[2]	Ralcorp Holdings, Inc.	103,746
900		Reddy Ice Group, Inc.	19,602
11,655	[2,3]	Revlon, Inc., Class A	34,266
2,764	[3]	Ruddick Corp.	60,836
1,200	[3]	Sanderson Farms, Inc.	41,412
600	[2]	Sanfilippo (John B. & Sons), Inc.	10,968
33	[3]	Seaboard Corp.	46,893
1,069	[2]	Smart & Final, Inc.	13,416
2,100	[2]	Spartan Stores, Inc.	20,769
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--continued
3,400	[2,3]	Star Scientific, Inc.	$9,112
1,200	[2,3]	The Boston Beer Co., Inc., Class A	30,720
1,700	[3]	Tootsie Roll Industries, Inc.	51,510
2,848	[3]	Topps Co.	20,733
800	[2,3]	USANA, Inc.	35,216
3,572	[2,3]	United Natural Foods, Inc.	100,409
2,288		Universal Corp.	85,663
2,603	[3]	Vector Group Ltd.	51,955
1,649		WD 40 Co.	45,397
1,100	[3]	Weis Markets, Inc.	41,965
2,728	[2,3]	Wild Oats Markets, Inc.	30,335
		TOTAL	2,735,084
		Energy--6.4%
1,200	[2,3]	ATP Oil & Gas Corp.	38,076
900	[2,3]	Alon USA Energy, Inc.	17,550
2,400	[2]	Alpha Natural Resources, Inc.	57,000
1,053	[2]	Atlas America, Inc.	49,070
942	[2]	Atwood Oceanics, Inc.	66,335
1,397		Berry Petroleum Co., Class A	83,624
1,000	[2]	Bill Barrett Corp.	31,830
500	[2,3]	Bois d'Arc Energy, Inc.	7,230
1,900	[2]	Brigham Exploration Co.	26,866
400	[2]	Bronco Drilling Co., Inc.	9,696
4,176		Cabot Oil & Gas Corp., Class A	191,219
3,278	[2]	Cal Dive International, Inc.	201,728
1,000	[2]	Callon Petroleum Corp.	18,300
1,602		Carbo Ceramics, Inc.	94,774
1,900	[2]	Carrizo Oil & Gas, Inc.	49,286
3,900	[2,3]	Cheniere Energy, Inc.	145,197
6,781	[2]	Cimarex Energy Co.	266,222
500	[2]	Clayton Williams Energy, Inc.	18,940
2,946	[2,3]	Comstock Resources, Inc.	88,704
300	[3]	Crosstex Energy, Inc.	19,863
3,000	[2,3]	Delta Petroleum Corp.	52,920
581	[2]	Dril-Quip, Inc.	23,763
1,900	[2]	Edge Petroleum Corp.	46,037
3,600	[2]	Encore Aquisition Co.	123,516
2,900	[2,3]	Endeavour International Corp.	11,339

Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
2,300	[2,3]	Energy Partners Ltd.	$58,351
3,400	[2,3]	FX Energy, Inc.	35,836
1,900		Foundation Coal Holdings, Inc.	71,250
4,634		Frontier Oil Corp.	170,902
3,500	[2,3]	Gasco Energy, Inc.	21,280
1,300	[2]	Giant Industries, Inc.	74,347
7,600	[2,3]	Global Industries Ltd.	96,596
1,200	[2,3]	Goodrich Petroleum Corp.	26,760
15,098	[2,3]	Grey Wolf, Inc.	115,953
1,039		Gulf Island Fabrication, Inc.	27,804
1,200	[2,3]	Gulfmark Offshore, Inc.	34,248
7,100	[2,3]	Hanover Compressor Co.	91,306
3,000	[2,3]	Harvest Natural Resources, Inc.	29,040
1,800	[3]	Holly Corp.	103,680
800	[2]	Hornbeck Offshore Services, Inc.	25,768
1,700	[2]	Hydril Co.	112,778
5,464	[2,3]	Input/Output, Inc.	41,964
800	[2]	James River Coal Co.	34,208
4,000	[2,3]	KCS Energy, Inc.	96,480
4,300	[2,3]	KFX, Inc.	62,651
2,368	[2]	Lone Star Technologies, Inc.	108,336
1,100	[3]	Lufkin Industries, Inc.	51,150
900	[3]	Maritrans, Inc.	26,838
3,403	[2,3]	Maverick Tube Corp.	105,357
2,000	[2,3]	McMoRan Exploration Co.	33,940
6,986	[2,3]	Meridian Resource Corp.	31,647
806		NGP Capital Resources Co.	11,566
1,591	[2]	NS Group, Inc.	55,065
6,783	[2]	Newpark Resources, Inc.	54,942
2,292	[2]	Oceaneering International, Inc.	110,291
1,909	[2,3]	Offshore Logistics, Inc.	64,906
2,900	[2]	Oil States International, Inc.	95,990
3,300	[2]	Parallel Petroleum Corp.	43,659
7,737	[2]	Parker Drilling Co.	68,395
1,422		Penn Virginia Corp.	77,300
3,700	[2,3]	PetroQuest Energy, Inc.	35,927
5,061	[2]	Petrohawk Energy Corp.	62,554
1,600	[2]	Petroleum Development Corp.	53,728
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
1,100	[2]	Pioneer Drilling Co.	$18,843
1,141		RPC Energy Services, Inc.	31,332
1,900	[2]	Remington Oil & Gas Corp.	66,500
1,100		Resource America, Inc., Class A	17,864
1,640	[2]	SEACOR SMIT, Inc.	117,473
2,010	[2]	Spinnaker Exploration Co.	123,776
4,916	[3]	St. Mary Land & Exploration Co.	167,193
2,131	[2,3]	Stone Energy Corp.	97,813
5,719	[2]	Superior Energy Services, Inc.	116,553
500	[2]	Superior Well Services, Inc.	11,685
2,323	[2]	Swift Energy Co.	101,422
3,100	[2,3]	Syntroleum Corp.	22,165
3,150	[2]	Tetra Technologies, Inc.	88,106
2,120	[2]	The Houston Exploration Co.	109,286
4,200	[2]	Todco, Class A	187,950
1,400	[2,3]	Toreador Resources Corp.	38,542
3,702	[2]	Transmontaigne Co.	20,546
1,300	[2,3]	Tri-Valley Corp.	10,699
6,883		USEC, Inc.	68,830
1,367	[2]	Universal Compression Holdings, Inc.	48,734
2,759	[2]	Veritas DGC, Inc.	88,867
1,000		W&T Offshore, Inc.	29,200
2,400	[2]	W-H Energy Services, Inc.	72,720
1,500	[2,3]	Warren Resources, Inc.	23,205
2,200	[2,3]	Whiting Petroleum Corp.	89,210
2,100		World Fuel Services Corp.	66,990
		TOTAL	5,997,382
		Financials--21.5%
958		1st Source Corp.	22,858
2,300		21st Century Insurance Group	36,685
980		ABC Bancorp	18,963
900	[2,3]	ACE Cash Express, Inc.	18,459
1,000	[3]	ASTA Funding, Inc.	27,130
3,300		Aames Investment Corp.	19,767
2,800		Acadia Realty Trust	53,200
1,600	[2,3]	Accredited Home Lenders Holding Co.	57,824
5,500	[3]	Advance America Cash Advance, Inc.	66,825
1,600	[3]	Advanta Corp., Class B	45,392
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
950	[3]	Affirmative Insurance Holdings, Inc.	$13,224
2,100		Affordable Residential Communities	20,979
300		Agree Realty Corp.	8,085
996	[3]	Alabama National Bancorp	64,421
119	[2]	Alexander's, Inc.	28,560
1,850		Alexandria Real Estate Equities, Inc.	149,572
2,662		Alfa Corp.	44,668
1,980		Amcore Financial, Inc.	58,826
5,690		Amegy Bancorp., Inc.	131,610
1,200		American Campus Communities, Inc.	29,700
2,900	[3]	American Equity Investment Life Holding Co.	33,756
2,762		American Home Mortgage Investment Corp.	74,657
900	[2]	American Physicians Capital, Inc.	38,043
1,360	[2]	AmericanWest Bancorp.	31,212
300	[3]	Ames National Corp.	8,112
2,088		Amli Residential Properties Trust	79,031
1,805		Anchor Bancorp Wisconsin, Inc.	57,146
4,300		Anthracite Capital, Inc.	45,107
3,800		Anworth Mortgage Asset Corp.	30,552
5,099		Apollo Investment Corp.	95,249
700		Arbor Realty Trust, Inc.	18,452
2,400	[2,3]	Archipelago Holdings, Inc.	115,200
1,349	[3]	Ares Capital Corp.	20,666
2,269	[2,3]	Argonaut Group, Inc.	66,164
702		Arrow Financial Corp.	18,884
3,800		Ashford Hospitality Trust	39,900
400	[2]	Asset Acceptance Capital Corp.	10,596
2,650	[2]	BFC Financial Corp., Class A	14,442
800	[3]	BKF Capital Group, Inc.	13,744
973		Baldwin & Lyons, Inc., Class B	24,996
200		Banc Corp.	2,234
289	[3]	BancFirst Corp.	24,010
300		BancTrust Financial Group, Inc.	5,526
730	[2]	Bancorp, Inc., DE	12,680
6,200	[3]	Bancorpsouth, Inc.	137,454
990	[3]	Bank Granite Corp.	20,305
4,635		Bank Mutual Corp.	48,018
900	[3]	Bank of the Ozarks, Inc.	31,563
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
3,500		BankAtlantic Bancorp, Inc., Class A	$48,615
2,000	[2,3]	BankFinancial Corp.	27,960
2,500		BankUnited Financial Corp., Class A	59,300
800		Banner Corp.	24,016
1,573		Bedford Property Investors, Inc.	35,314
400		Berkshire Hills Bancorp, Inc.	14,008
600		Beverly Hills Bancorp, Inc.	6,120
1,000		Bimini Mortgage Management, Inc., Class A	9,900
950		BioMed Realty Trust, Inc.	23,759
2,700	[3]	Boston Private Financial Holdings	78,165
2,200	[2]	Boykin Lodging Co.	24,266
4,134		Brandywine Realty Trust	113,271
1,000		Bristol West Holdings, Inc.	19,280
4,950	[3]	Brookline Bancorp, Inc.	69,547
1,172	[2]	CNA Surety Corp.	16,455
3,675	[3]	CVB Financial Corp.	72,434
2,100		Calamos Asset Management, Inc.	51,009
600		Camden National Corp.	20,790
3,372		Capital Automotive	130,227
921	[3]	Capital City Bank Group, Inc.	33,635
700		Capital Corp. of the West	23,100
800	[2]	Capital Crossing Bank	27,192
2,900		Capital Lease Funding, Inc.	28,478
200		Capital Southwest Corp.	17,490
700	[3]	Capital Trust, Inc.	21,434
800	[3]	Capitol Bancorp Ltd.	27,744
1,325		Cascade Bancorp	30,210
2,457		Cash America International, Inc.	53,710
3,658	[3]	Cathay Bancorp, Inc.	142,625
1,600		Cedar Shopping Centers, Inc.	22,432
1,300		Center Financial Corp.	32,942
906	[2]	Central Coast Bancorp	22,233
2,691		Central Pacific Financial Corp.	97,145
1,900	[2,3]	Ceres Group, Inc.	10,735
200	[3]	Charter Financial Corp.	7,272
3,660		Charter Municipal Mortgage Acceptance Co.	75,213
1,976		Chemical Financial Corp.	63,607
3,762		Chittenden Corp.	108,233
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
400	[3]	Citizens & Northern Corp.	$10,892
3,800		Citizens Banking Corp.	110,770
2,576	[2,3]	Citizens, Inc., Class A	14,683
588	[3]	City Bank Lynwood, WA	21,633
1,500		City Holding Co.	54,960
1,300		Clark, Inc.	19,890
600		Clifton Savings Bancorp, Inc.	6,228
1,025	[3]	CoBiz, Inc.	18,173
1,107	[3]	Coastal Financial Corp.	16,682
400	[3]	Cohen & Steers, Inc.	7,392
650	[2]	Collegiate Funding Services	9,529
3,139		Colonial Properties Trust	137,206
100	[3]	Colony Bankcorp, Inc.	2,498
500		Columbia Bancorp	20,220
1,521		Columbia Banking Systems, Inc.	43,972
1,200		Columbia Equity Trust, Inc.	17,604
125		Commercial Bankshares, Inc.	4,438
3,729		Commercial Capital Bancorp, Inc.	59,888
3,374	[3]	Commercial Federal Corp.	115,391
4,086		Commercial Net Lease Realty	79,187
700	[2,3]	Community Bancorp	22,848
2,200		Community Bank System, Inc.	52,250
1,716	[3]	Community Banks, Inc.	49,369
1,034	[3]	Community Trust Bancorp, Inc.	35,663
1,467	[2,3]	CompuCredit Corp.	64,284
400	[3]	Consolidated Tomoka Co.	23,816
2,300		Corporate Office Properties Trust	79,948
900		Correctional Properties Trust	25,290
1,362	[3]	Corus Bankshares, Inc.	74,774
3,100		Cousins Properties, Inc.	91,574
8,570	[2]	Covanta Holding Corp.	99,326
1,862	[3]	Crawford & Co., Class B	13,071
800	[2]	Criimi Mae, Inc.	15,672
2,100		Deerfield Triarc Capital Corp.	27,237
2,275		Delphi Financial Group, Inc., Class A	106,561
200	[3]	Delta Financial Corp.	1,512
2,900		DiamondRock Hospitality Co.	32,335
100		Digital Realty Trust, Inc.	1,918
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
2,757	[3]	Dime Community Bancorp, Inc.	$39,701
1,700	[3]	Direct General Corp.	32,912
533		Donegal Group, Inc., Class A	11,811
7,300	[3]	Doral Financial Corp.	62,488
6,000	[2]	E-LOAN, Inc.	25,500
4,600		ECC Capital Corp.	12,098
100		EMC Insurance Group, Inc.	1,850
1,987		EastGroup Properties, Inc.	86,832
1,700		Education Realty Trust, Inc.	26,350
900	[2,3]	Encore Capital Group, Inc.	15,471
200	[2,3]	Enterprise Financial Services Corp.	4,556
2,032		Entertainment Properties Trust	81,483
4,791		Equity Inns, Inc.	62,475
1,551		Equity Lifestyle Properties, Inc.	65,654
2,768		Equity One, Inc.	64,910
500	[2]	Eurobancshares, Inc.	5,210
1,800		Extra Space Storage, Inc.	26,280
1,028		FBL Financial Group, Inc., Class A	32,053
600	[3]	FNB Corp.	16,914
4,000	[3]	FNB Corp.	71,680
800	[2]	FPIC Insurance Group, Inc.	30,120
504	[3]	Farmers Capital Bank Corp.	16,083
1,300	[3]	Federal Agricultural Mortgage Association, Class C	33,800
3,992	[2]	FelCor Lodging Trust, Inc.	59,561
1,800	[3]	Fidelity Bankshares, Inc.	50,760
3,900		Fieldstone Investment Corp.	39,819
1,429	[3]	Financial Federal Corp.	54,559
700	[3]	Financial Institutions, Inc.	12,866
1,000	[2,3]	First Acceptance Corp.	10,170
6,000		First BanCorp	68,520
950		First Bancorp, Inc.	19,960
1,046	[3]	First Busey Corp.	21,046
1,400	[2,3]	First Cash Financial Services, Inc.	36,722
2,486		First Charter Corp.	63,368
467		First Citizens Bancshares, Inc., Class A	77,989
5,525	[3]	First Commmonwealth Financial Corp.	72,764
1,300		First Community Bancorp	65,416
768		First Community Bancshares, Inc.	23,278
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
200	[3]	First Defiance Financial Corp.	$5,600
2,841	[3]	First Financial Bancorp	53,070
1,344	[3]	First Financial Bankshares, Inc.	48,384
1,088		First Financial Corp.	29,920
1,072		First Financial Holdings, Inc.	31,099
871	[3]	First Indiana Corp.	30,450
3,700		First Industrial Realty Trust	150,331
1,415	[3]	First Merchants Corp.	35,573
3,700		First Midwest Bancorp, Inc.	140,674
9,343		First Niagara Financial Group, Inc.	137,622
450		First Oak Brook Bancshares, Inc.	11,925
1,000		First Place Financial Corp.	22,480
900	[3]	First Potomac Realty Trust	22,806
1,750	[3]	First Republic Bank	66,343
100	[3]	First South Bancorp, Inc.	3,400
1,700		First State Bancorporation	37,927
1,338	[2]	FirstFed Financial Corp.	71,570
2,550	[3]	Flagstar Bancorp, Inc.	34,221
1,325		Flushing Financial Corp.	21,412
1,100	[2,3]	Franklin Bank Corp.	18,975
4,800		Fremont General Corp.	104,112
1,944	[3]	Frontier Financial Corp.	62,675
522	[3]	GAMCO Investors, Inc., Class A	24,357
550	[3]	GB&T Bancshares, Inc.	12,095
500	[2]	GFI Group, Inc.	22,480
2,400		GMH Communities Trust	35,928
1,400		Getty Realty Holding Corp.	38,150
2,531	[3]	Glacier Bancorp, Inc.	74,614
1,400		Gladstone Investment Corp.	19,894
2,093		Glenborough Realty Trust, Inc.	40,039
2,865		Glimcher Realty Trust	65,809
3,910		Gold Banc Corp., Inc.	57,946
2,800		Government Properties Trust, Inc.	25,424
700		Gramercy Capital Corp.	16,513
663		Great American Financial Resources, Inc.	13,538
800	[2,3]	Great Southern Bancorp, Inc.	23,120
4,200		Greater Bay Bancorp	105,378
900		Greene County Bancshares, Inc.	23,904
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,000	[3]	Greenhill & Co., Inc.	$47,950
2,106		Hancock Holding Co.	75,121
2,580		Hanmi Financial Corp.	47,240
1,675	[3]	Harbor Florida Bancshares, Inc.	59,195
1,554	[3]	Harleysville Group, Inc.	37,762
2,195		Harleysville National Corp.	45,019
1,900	[2,3]	Harris & Harris Group, Inc.	21,052
850		Heartland Financial USA, Inc.	17,408
1,500	[2]	Heritage Commerce Corp.	32,955
2,200		Heritage Property Investment	71,720
2,600		Hersha Hospitality Trust	25,480
2,400		Highland Hospitality Corp.	25,224
4,700		Highwoods Properties, Inc.	132,587
2,596	[3]	Hilb Rogal & Hamilton Co.	97,220
2,815		Home Properties of New York, Inc.	109,363
3,450		Homebanc Corp.	24,840
3,993	[3]	Horace Mann Educators Corp.	77,504
800		Horizon Financial Corp.	17,168
3,300		Hudson United Bancorp	136,851
6,100		IMPAC Mortgage Holdings, Inc.	61,244
600	[2]	ITLA Capital Corp.	29,862
999	[3]	Iberiabank Corp.	53,397
32		Imperial Credit Industries, Inc., Warrants	0
340	[3]	Independence Holdings Co.	6,093
1,200	[3]	Independent Bank Corp.- Massachusetts	35,988
1,911	[3]	Independent Bank Corp.- Michigan	54,635
1,700		Infinity Property & Casualty	63,274
4,800		Inland Real Estate Corp.	68,400
3,401		Innkeepers USA Trust	53,056
1,262		Integra Bank Corp.	25,505
1,300		Interchange Financial Services Corp.	21,970
600	[2]	International Securities Exchange, Inc.	14,766
3,500	[2]	Investment Technology Group, Inc.	113,785
3,600		Investors Real Estate Trust	33,588
1,407	[3]	Irwin Financial Corp.	29,364
1,000		Jer Investors Trust, Inc.	17,050
2,783	[2]	Jones Lang LaSalle, Inc.	139,929
900	[2]	KMG America Corp.	7,740
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
2,300		KNBT Bancorp, Inc.	$36,731
255		Kansas City Life Insurance Co.	13,005
1,800		Kearny Financial Corp.	21,204
2,296		Kilroy Realty Corp.	128,920
950		Kite Realty Group Trust	14,041
9,600	[2,3]	Knight Capital Group, Inc., Class A	91,872
1,300		LTC Properties, Inc.	26,637
2,420		LaSalle Hotel Properties	85,644
5,200	[2,3]	Labranche & Co. Inc.	49,608
1,230	[3]	Lakeland Bancorp, Inc.	18,807
500		Lakeland Financial Corp.	20,595
1,539	[3]	LandAmerica Financial Group, Inc.	97,203
3,830		Lexington Corporate Properties Trust	83,417
4,000		Luminent Mortgage Capital, Inc.	27,920
2,621		MAF Bancorp, Inc.	108,876
1,600	[3]	MB Financial, Inc.	59,632
1,138	[3]	MBT Financial Corp.	21,338
4,400		MCG Capital Corp.	72,688
6,600		MFA Mortgage Investments, Inc.	37,950
786	[3]	Macatawa Bank Corp.	28,540
3,100		Maguire Properties, Inc.	93,000
1,200	[3]	Main Street Banks, Inc.	32,880
1,410		MainSource Financial Group, Inc.	25,620
2,300	[2,3]	Marketaxess Holdings, Inc.	28,382
200	[2]	Marlin Business Services, Inc.	4,700
1,100		Medical PPTYS Trust, Inc.	9,834
882		Mercantile Bancorporation, Inc.	33,648
6,965	[2]	MeriStar Hospitality Corp.	60,387
4,200	[2]	Metris Cos., Inc.	61,698
1,481		Mid-American Apartment Communities, Inc.	69,089
1,840	[3]	Mid-State Bancshares	49,919
788	[3]	Midland Co.	29,763
900	[3]	Midwest Banc Holdings, Inc.	20,196
250		MortgageIT Holdings,. Inc.	3,170
200	[3]	NASB Financial, Inc.	7,538
566	[3]	NBC Capital Corp.	13,958
2,623		NBT Bancorp, Inc.	62,270
2,100	[3]	Nara Bancorp, Inc.	37,863
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
3,800	[2,3]	Nasdaq Stock Market, Inc.	$117,382
2,800		National Financial Partners Corp.	126,644
1,821		National Health Investors, Inc.	48,894
3,391	[3]	National Penn Bancshares, Inc.	66,498
191	[2]	National Western Life Insurance Co., Class A	38,679
5,801		Nationwide Health Properties, Inc.	134,525
700	[2]	Navigators Group, Inc.	27,160
4,917		Net.B@nk, Inc.	38,451
8,500	[3]	Newalliance Bancshares, Inc.	122,570
3,300		Newcastle Investment Corp.	86,757
300	[2,3]	Northern Empire Bancshares	7,425
700		Northstar Realty Finance Corp.	6,622
1,300		Northwest Bancorp, Inc.	29,419
2,500		Northwestern	74,375
2,400		Novastar Financial, Inc.	70,632
708	[3]	OceanFirst Financial Corp.	15,980
2,805	[2,3]	Ocwen Financial Corp.	21,795
500	[3]	Odyssey Re Holdings Corp.	12,840
5,419		Ohio Casualty Corp.	147,830
5,510	[3]	Old National Bancorp	120,724
1,098	[3]	Old Second Bancorp, Inc.	34,115
839	[3]	Omega Financial Corp.	24,415
4,100		Omega Healthcare Investors	50,389
200		One Liberty Properties, Inc.	3,750
1,700	[3]	OptionsXpress Holdings, Inc.	32,062
1,591		Oriental Financial Group	19,760
1,300		Origen Financial, Inc.	9,321
1,776		PFF Bancorp, Inc.	53,351
3,019	[2,3]	PMA Capital Corp.	26,779
1,229		PS Business Parks, Inc.	57,198
3,689	[3]	Pacific Capital Bancorp	133,062
965		Park National Corp.	104,432
1,040		Parkway Properties, Inc.	48,890
3,021	[3]	Partners Trust Financial Group, Inc.	35,195
637	[3]	Peapack-Gladstone Financial Corp.	17,199
700	[3]	PennFed Financial Services, Inc.	13,685
100	[2]	Pennsylvania Commerce Bancorp, Inc.	3,460
2,696		Pennsylvania Real Estate Investment Trust	103,796
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,045		Peoples Bancorp, Inc.	$30,033
7,600	[3]	Phoenix Cos., Inc.	98,420
1,000	[2]	Pinnacle Financial Partners, Inc.	22,630
1,544	[2]	Piper Jaffray Cos., Inc.	53,036
300	[3]	Placer Sierra Bancshares	8,076
3,500		Post Properties, Inc.	142,800
100		Preferred Bank Los Angeles, CA	4,280
400	[2]	PremierWest Bancorp	5,664
3,636		Prentiss Properties Trust	143,477
1,653		Presidential Life Corp.	31,275
1,500		PrivateBancorp, Inc.	50,955
2,080	[2]	ProAssurance Corp.	97,344
1,400	[3]	Prosperity Bancshares, Inc.	42,686
2,967		Provident Bankshares Corp.	103,430
400		Provident Financial Holdings, Inc.	10,580
5,630		Provident Financial Services, Inc.	99,088
2,872		Provident New York Bancorp	31,305
2,572	[3]	R&G Financial Corp., Class B	25,206
2,100		RAIT Investment Trust	55,776
1,810		RLI Corp.	97,288
1,200		Ramco-Gershenson Properties	33,288
1,600		Redwood Trust, Inc.	74,480
800		Renasant Corp.	25,120
5,676	[3]	Republic Bancorp, Inc.	77,477
682		Republic Bancorp, Inc.	13,981
800	[2]	Rockville Financial, Inc.	10,520
352		Royal Bancshares of Pennsylvania	8,297
1,971		S & T Bancorp, Inc.	73,341
1,000		S.Y. Bancorp, Inc.	23,740
687		SCBT Financial Corp.	22,018
3,100	[2,3]	SVB Financial Group	154,101
1,242		SWS Group, Inc.	21,996
600	[3]	Safety Insurance Group, Inc.	22,566
1,000	[3]	Sanders Morris Harris Group, Inc.	17,040
1,219		Sandy Spring Bancorp, Inc.	42,970
413		Santander BanCorp	10,515
1,029		Saul Centers, Inc.	36,015
4,000		Saxon Capital, Inc.	39,800
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
920		Seacoast Banking Corp. of Florida	$21,031
600		Secutity Bank Corp.	14,808
2,496	[3]	Selective Insurance Group, Inc.	137,055
4,643		Senior Housing Properties Trust	82,228
900	[2,3]	Signature Bank	26,100
1,100	[3]	Simmons 1st National Corp., Class A	31,020
700		Sizeler Property Investment, Inc.	8,134
300	[3]	Sound Federal Bancorp, Inc.	5,085
814		Southside Bancshares, Inc.	15,930
1,600		Southwest Bancorp, Inc.	37,456
1,555		Sovran Self Storage, Inc.	72,354
5,400		Spirit Finance Corp.	60,588
1,047		State Auto Financial Corp.	34,488
793		State Bancorp, Inc.	14,861
1,224		Sterling Bancorp	23,844
4,274	[3]	Sterling Bancshares, Inc.	63,212
2,187	[3]	Sterling Financial Corp.	46,014
3,208	[2]	Sterling Financial Corp.	80,328
1,277	[3]	Stewart Information Services Corp.	65,038
266	[2]	Stifel Financial Corp.	9,988
3,850		Strategic Hotel Capital, Inc.	65,412
900	[3]	Suffolk Bancorp	29,655
300		Summit Bancshares, Inc.	5,577
100		Summit Financial Group, Inc.	2,441
935	[2]	Sun Bancorp, Inc.	18,597
1,266		Sun Communities, Inc.	38,588
2,300		Sunstone Hotel Investors, Inc.	51,520
3,730		Susquehanna Bankshares, Inc.	86,126
400		Technology Investment Capital Corp.	6,084
2,590		Tanger Factory Outlet Centers, Inc.	69,645
487	[2,3]	Tarragon Corp.	9,136
3,946		Taubman Centers, Inc.	130,100
100		Taylor Capital Group, Inc.	4,114
608	[2,3]	Tejon Ranch Co.	26,995
1,700	[2]	Texas Capital Bancshares, Inc.	36,397
3,680		Texas Regional Bancshares, Inc., Class A	107,934
100	[2,3]	The Enstar Group, Inc.	6,644
1,800		TierOne Corp.	50,868

Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
659		Tompkins County TrustCo., Inc.	$29,068
800		Tower Group, Inc.	15,416
1,616		Town & Country Trust	47,834
1,500	[2,3]	Tradestation Group, Inc.	14,970
2,600	[2]	Trammell Crow Co.	66,482
900		TriCo Bancshares	20,313
767	[2,3]	Triad Guaranty, Inc.	32,260
6,031	[3]	Trustco Bank Corp.	77,800
3,800	[3]	Trustmark Corp.	106,552
4,700	[3]	Trustreet Properties, Inc.	70,641
2,300		U-Store-It Trust	47,978
2,900	[2,3]	U.S.I. Holdings Corp.	38,135
7,900	[3]	UCBH Holdings, Inc.	137,460
3,158	[3]	UICI	114,067
1,350	[3]	UMB Financial Corp.	90,423
964	[3]	USB Holdings Co., Inc.	20,437
3,964	[3]	Umpqua Holdings Corp.	105,442
700		Union Bankshares Corp.	31,325
3,200		United Bankshares, Inc.	116,800
100	[2,3]	United Capital Corp.	2,329
2,250	[3]	United Community Banks, Inc.	66,690
2,192	[3]	United Community Financial Corp.	25,427
1,300		United Fire & Casualty Co.	58,526
400	[2]	United PanAm Financial Corp.	8,916
100	[3]	United Security Bancshares	2,725
2,300	[2]	Universal American Financial Corp.	34,040
1,200		Universal Health Realty Trust, Inc.	39,060
900	[3]	Univest Corp.	23,400
2,060		Unizan Financial Corp.	54,054
1,600		Urstadt Biddle Properties, Class A	26,528
300	[3]	Vineyard National Bancorp	8,784
781	[2]	Virginia Commerce Bancorp, Inc.	21,478
600		Virginia Financial Group, Inc.	22,008
7,800	[3]	W Holding Co., Inc.	60,138
600		WSFS Financial Corp.	37,170
5,600		Waddell & Reed Financial, Inc., Class A	107,408
3,302		Washington Real Estate Investment Trust	98,565
1,000	[3]	Washington Trust Bancorp	28,230
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,835	[3]	Wesbanco, Inc.	$56,335
1,370	[3]	West Bancorp., Inc.	25,345
1,200	[3]	West Coast Bancorp	31,740
2,700		WestAmerica Bancorporation	143,937
502	[2,3]	Western Sierra Bancorp	16,611
100		Westfield Financial, Inc.	2,401
1,200	[3]	Wilshire Bancorp, Inc.	19,596
1,800		Winston Hotels, Inc.	18,558
1,999		Wintrust Financial Corp.	107,306
1,800	[2]	World Acceptance Corp.	50,652
1,000		Yardville National Bancorp	36,320
1,768	[3]	Zenith National Insurance Corp.	79,595
2,359	[2,3]	eSpeed, Inc., Class A	17,834
		TOTAL	20,232,811
		Healthcare--12.4%
2,100	[2,3]	AMICAS, Inc.	9,219
1,393	[2]	AMN Healthcare Services, Inc.	22,985
6,600	[2,3]	AVANIR Pharmaceuticals, Class A	20,394
9,900	[2,3]	Aastrom Biosciences, Inc.	22,671
1,300	[2,3]	Abaxis, Inc.	22,360
7,800	[2,3]	Abgenix, Inc.	81,120
1,000	[2,3]	Abiomed, Inc.	8,630
600	[2,3]	Acadia Pharmaceuticals, Inc.	6,300
700	[2,3]	Adams Respiratory Therapeutics, Inc.	26,180
800	[2]	Adeza Biomedical Corp.	13,640
3,800	[2,3]	Adolor Corp.	40,280
1,600	[2]	Advanced Neuromodulation Systems, Inc.	97,584
2,494	[2]	Albany Molecular Research, Inc.	33,420
2,503	[2,3]	Alexion Pharmaceuticals, Inc.	68,557
4,300	[2,3]	Align Technology, Inc.	31,734
7,300	[2,3]	Alkermes, Inc.	118,917
1,000	[2,3]	Alliance Imaging, Inc.	6,910
1,500	[2,3]	Allied Healthcare International, Inc.	9,135
2,521	[2,3]	Allscripts Healthcare Solutions, Inc.	40,336
3,145		Alpharma, Inc., Class A	78,279
1,500	[2,3]	Amedisys, Inc.	57,315
1,150	[2,3]	America Service Group, Inc.	17,744
450	[2]	American Dental Partners, Inc.	9,540
Shares			Value
		COMMON STOCKS--continued [1]
		Healthcare--continued
2,900	[2,3]	American Healthcorp, Inc.	$117,624
5,600	[2]	American Medical Systems Holdings, Inc.	91,560
1	[2]	American Pharmaceutical Partners, Inc.	43
1,800	[2,3]	American Retirement Corp.	34,398
2,700	[2,3]	Amsurg Corp.	64,125
9,100	[2,3]	Amylin Pharmaceuticals, Inc.	305,760
1,095	[3]	Analogic Corp.	51,246
5,500	[2,3]	Andrx Group	85,085
900	[2,3]	Animas Corp.	14,805
2,434	[2,3]	Antigenics, Inc.	12,584
5,900	[2]	Applera Corp.	70,092
4,100	[2]	Apria Healthcare Group, Inc.	94,587
1,700	[2]	ArQule, Inc.	12,138
3,600	[2,3]	Arena Pharmaceuticals, Inc.	37,440
4,202	[2,3]	Ariad Pharmaceutiacals, Inc.	29,246
1,600	[2,3]	Array BioPharma, Inc.	11,360
1,474	[3]	Arrow International, Inc.	42,657
2,162	[2,3]	Arthrocare Corp.	79,410
1,300	[2]	Aspect Medical Systems, Inc.	42,406
3,400	[2,3]	AtheroGenics, Inc.	51,000
800	[2,3]	Barrier Therapeutics, Inc.	5,760
1,200	[2,3]	Bentley Pharmaceuticals, Inc.	14,400
8,846	[2,3]	Beverly Enterprises, Inc.	103,852
1,400	[2]	Bio Rad Laboratories, Inc., Class A	81,928
800	[2]	Bio-Reference Laboratories, Inc.	15,168
5,194	[2,3]	BioMarin Pharmaceutical, Inc.	43,629
2,000	[2,3]	BioScrip, Inc.	12,000
2,500	[2]	Bioenvision, Inc.	15,325
1,503	[2,3]	Biosite Diagnostics, Inc.	83,010
1,652	[2]	Bruker BioSciences Corp.	6,872
1,500	[3]	CNS, Inc.	39,105
2,502	[2,3]	CONMED Corp.	59,998
2,557	[2,3]	CV Therapeutics, Inc.	64,078
1,000	[2]	Caliper Technologies Corp.	6,520
2,165		Cambrex Corp.	41,308
1,800	[2]	Candela Corp.	16,830
500	[2,3]	Cantel Medical Corp.	9,675
400	[2,3]	Caraco Pharmaceutical Laboratories, Ltd.	3,540
Shares			Value
		COMMON STOCKS--continued [1]
		Healthcare--continued
4,190	[2,3]	Cell Genesys, Inc.	$22,584
5,306	[2,3]	Cell Therapeutics, Inc.	12,734
3,600	[2,3]	Centene Corp.	72,540
3,400	[2]	Cepheid, Inc.	21,556
2,026	[3]	Chemed Corp.	97,410
600	[2,3]	Coley Pharmaceutical Group, Inc.	8,886
800		Computer Programs & Systems, Inc.	29,520
3,193	[2,3]	Connetics Corp.	41,637
700	[2,3]	Conor Medsystems, Inc.	15,708
514	[2]	Corvel Corp.	11,298
400	[2]	Cotherix, Inc.	5,700
2,200	[2]	Cross Country Healthcare, Inc.	39,974
4,238	[2,3]	Cubist Pharmaceuticals, Inc.	85,650
3,400	[2,3]	CuraGen Corp.	15,810
2,900	[2,3]	Curis, Inc.	11,890
1,798	[2]	Cyberonics, Inc.	53,976
2,400	[2,3]	Cypress Biosciences, Inc.	12,144
1,500	[2,3]	DJ Orthopedics, Inc.	43,620
2,100	[2,3]	DOV Pharmaceutical, Inc.	32,613
1,000	[2]	DUSA Pharmaceuticals, Inc.	9,880
959	[3]	Datascope Corp.	30,467
4,400	[2,3]	Decode Genetics, Inc.	38,368
4,800	[2,3]	Dendreon Corp.	29,568
3,183	[2]	Dendrite International, Inc.	55,862
1,800		Diagnostic Products Corp.	75,780
1,096	[2,3]	Digene Corp.	33,099
1,701	[2,3]	Dionex Corp.	82,379
4,300	[2,3]	Discovery Laboratories, Inc.	30,272
1,925	[2]	Diversa Corp.	10,299
4,100	[2,3]	Durect Corp.	25,994
2,600	[2,3]	EPIX Medical, Inc.	18,200
2,994	[2]	Eclipsys Corp.	47,904
800	[2]	Emageon, Inc.	10,488
2,200	[2,3]	Encore Medical Corp.	11,022
4,684	[2,3]	Encysive Pharmaceuticals, Inc.	49,182
2,008	[2]	Enzo Biochem, Inc.	27,389
4,300	[2]	Enzon, Inc.	30,143
800	[2]	Ev3, Inc.	11,992
Shares			Value
		COMMON STOCKS--continued [1]
		Healthcare--continued
5,255	[2,3]	Exelixis, Inc.	$40,621
3,200	[2,3]	Eyetech Pharmaceuticals, Inc.	56,448
2,500	[2,3]	First Horizon Pharmaceutical Corp.	36,075
61,000		Five Star Quality Care, Inc., Rights	0
1,300	[2,3]	Foxhollow Technologies, Inc.	58,903
100	[2,3]	GTX, Inc.	880
1,550	[2,3]	Genesis Healthcare Corp.	62,899
1,400	[2,3]	Genitope Corp.	9,716
2,300	[2]	Gentiva Health Services, Inc.	33,787
4,440	[2,3]	Geron Corp.	40,093
1,700	[2]	Greatbatch Technologies, Inc.	44,302
2,064	[2]	Haemonetics Corp.	100,001
1,600	[2,3]	HealthExtras, Inc.	33,680
2,200	[2]	HealthTronics Surgical Services, Inc.	19,998
600	[2]	Hi-Tech Pharmacal Co., Inc.	22,530
1,800	[2]	Hologic, Inc.	99,828
4,558		Hooper Holmes, Inc.	13,173
500	[2]	Horizon Health Corp.	9,920
11,200	[2,3]	Human Genome Sciences, Inc.	93,520
1,300	[2,3]	I-Flow Corp.	15,691
5,300	[2,3]	ICOS Corp.	142,994
1,100	[2,3]	ICU Medical, Inc.	38,401
1,751	[2,3]	IDX Systems Corp.	75,976
1,600	[2]	IRIS International, Inc.	37,520
600	[2,3]	Idenix Pharmaceuticals, Inc.	12,486
2,400	[2]	Illumina, Inc.	37,368
3,668	[2,3]	Immucor, Inc.	95,075
3,345	[2]	Immunogen, Inc.	18,732
6,700	[2,3]	Incyte Genomics, Inc.	33,433
3,400	[2]	Inspire Pharmaceuticals, Inc.	21,420
2,000	[2,3]	Integra Lifesciences Corp.	69,000
2,548	[2,3]	InterMune, Inc.	34,653
2,542	[2]	Intermagnetics General Corp.	72,828
1,400	[2,3]	Intralase Corp.	21,644
600	[2,3]	Introgen Therapeutics, Inc.	3,102
2,700	[2]	Intuitive Surgical, Inc.	239,571
2,463		Invacare Corp.	83,225
1,100	[2]	Inverness Medical Innovations, Inc.	26,158
Shares			Value
		COMMON STOCKS--continued [1]
		Healthcare--continued
5,978	[2,3]	Isis Pharmaceuticals, Inc.	$25,945
1,800	[2,3]	Ista Pharmaceuticals, Inc.	11,124
2,850	[2,3]	KV Pharmaceutical Co., Class A	48,821
900	[2,3]	Kensey Nash Corp.	20,637
1,600	[2,3]	Keryx Biopharmaceuticals, Inc.	23,120
2,300	[2,3]	Kindred Healthcare, Inc.	64,400
2,600	[2,3]	Kyphon, Inc.	104,234
1,550	[3]	LCA Vision, Inc.	65,116
1,600	[2,3]	Labone, Inc.	70,192
1,600	[2,3]	Laserscope	43,216
5,150	[2,3]	Lexicon Genetics, Inc.	20,549
2,800	[2,3]	LifeCell Corp.	45,360
1,000	[2,3]	Lifeline Systems, Inc.	33,000
2,039	[2,3]	Luminex Corp.	21,267
5,400	[2,3]	MGI PHARMA, Inc.	101,304
2,500	[2]	Magellan Health Services, Inc.	74,325
1,400	[2,3]	Mannkind Corp.	15,834
100	[2,3]	Marshall Edwards, Inc.	693
2,700	[2,3]	Martek Biosciences Corp.	83,349
1,800	[2]	Matria Healthcare, Inc.	60,354
1,807	[2]	Maxygen, Inc.	15,829
600	[2]	MedCath Corp.	11,034
9,200	[2,3]	Medarex, Inc.	80,408
4,100	[2,3]	Medicines Co.	70,274
4,100	[3]	Medicis Pharmaceutical Corp., Class A	120,950
2,776	[3]	Mentor Corp.	124,920
1,300	[2]	Merge Technologies, Inc.	29,991
749		Meridian Bioscience, Inc.	15,684
2,154	[2]	Merit Medical Systems, Inc.	25,676
1,371	[2]	Molecular Devices Corp.	30,710
900	[2,3]	Molina Healthcare, Inc.	18,495
1,000	[2,3]	Momenta Pharmaceuticals, Inc.	21,530
7,600	[2]	Monogram Biosciences, Inc.	16,796
700	[2,3]	Myogen, Inc.	14,035
2,500	[2,3]	Myriad Genetics, Inc.	48,450
2,921		NDCHealth Corp.	55,032
3,139	[2,3]	NPS Pharmaceuticals, Inc.	30,951
4,703	[2,3]	Nabi Biopharmaceuticals	60,434
Shares			Value
		COMMON STOCKS--continued [1]
		Healthcare--continued
4,700	[2,3]	Nanogen, Inc.	$13,207
1,900	[2,3]	Nastech Pharmaceutical Co.	25,346
500		National Healthcare Corp.	18,000
6,500	[2,3]	Nektar Therapeutics	97,890
1,674	[2,3]	NeoPharm, Inc.	16,087
3,100	[2,3]	Neurocrine Biosciences, Inc.	163,742
1,500	[2,3]	Neurogen Corp.	10,635
800	[2,3]	Neurometrix, Inc.	29,784
300	[2,3]	New River Pharmaceuticals, Inc.	14,277
1,600	[2,3]	NitroMed, Inc.	26,032
1,900	[2,3]	Northfield Laboratories, Inc.	23,636
1,901	[2,3]	Noven Pharmaceuticals, Inc.	26,785
1,700	[2,3]	NuVasive, Inc.	29,631
3,266	[2,3]	Nuvelo, Inc.	27,434
6,400	[2,3]	OCA, Inc.	6,656
3,275	[2,3]	Odyssey Healthcare, Inc.	56,592
3,000	[2]	Onyx Pharmaceuticals, Inc.	77,070
2,337	[3]	Option Care, Inc.	29,142
3,400	[2,3]	OraSure Technologies, Inc.	37,434
1,500	[2,3]	Orchid Cellmark, Inc.	8,820
3,226	[2,3]	Owens & Minor, Inc.	95,006
600	[2]	PRA International	15,936
5,961	[2]	PSS World Medical, Inc.	83,037
2,200	[2]	Pain Therapeutics, Inc.	12,738
2,200	[2]	PainCare Holdings, Inc.	7,898
1,100	[2,3]	Palomar Medical Technologies, Inc.	30,085
3,000	[2,3]	Par Pharmaceutical Cos., Inc.	77,640
2,505	[2]	Parexel International Corp.	54,809
1,800	[2]	Pediatrix Medical Group	138,708
1,900	[2]	Penwest Pharmaceuticals Co.	30,134
2,143	[2,3]	Per-Se Technologies, Inc.	47,639
6,274	[3]	Perrigo Co.	83,883
1,700	[2,3]	Pharmion Corp.	32,113
2,700	[2]	Phase Forward, Inc.	29,484
1,718		PolyMedica Industries, Inc.	56,711
2,200	[2,3]	Pozen, Inc.	21,450
1,100	[2]	Progenics Pharmaceuticals, Inc.	25,894
2,100	[2,3]	Psychiatric Solutions, Inc.	114,870
Shares			Value
		COMMON STOCKS--continued [1]
		Healthcare--continued
700	[2,3]	Radiation Therapy Services, Inc.	$21,028
2,812	[2]	Regeneron Pharmaceuticals, Inc.	35,178
1,399	[2]	RehabCare Group, Inc.	29,785
1,900	[2,3]	Renovis, Inc.	26,657
1,100	[2]	Res-Care, Inc.	17,754
1,256	[2,3]	Rigel Pharmaceuticals, Inc.	28,197
1,300	[2,3]	SFBC International, Inc.	55,432
3,150	[2,3]	Salix Pharmaceuticals Ltd.	56,511
6,300	[2]	Savient Pharmaceuticals, Inc.	23,625
2,100	[2,3]	Seattle Genetics, Inc.	11,529
1,300	[2,3]	Senomyx, Inc.	18,525
3,100	[2,3]	Serologicals Corp.	60,388
1,100	[2]	Somanetics Corp.	33,572
1,187	[2,3]	SonoSight, Inc.	34,886
600	[2,3]	Specialty Laboratories, Inc.	7,776
6,300	[2,3]	StemCells, Inc.	28,791
200	[2,3]	Stereotaxis, Inc.	1,420
5,600		Steris Corp.	127,736
2,576	[2,3]	Sunrise Senior Living, Inc.	83,308
4,026	[2,3]	SuperGen, Inc.	22,747
1,232	[2,3]	SurModics, Inc.	48,689
3,200	[2,3]	Sybron Dental Specialties, Inc.	137,280
1,000	[2,3]	Symbion, Inc.	22,630
700	[2]	Symmetry Medical, Inc.	15,498
2,100	[2,3]	Tanox, Inc.	29,316
4,500	[2,3]	Telik, Inc.	67,230
200	[2,3]	Tercica, Inc.	1,998
3,100	[2,3]	ThermoGenesis Corp.	15,438
3,930	[2]	Thoratec Laboratories Corp.	77,735
2,100	[2,3]	TriPath Imaging, Inc.	14,616
2,935	[2,3]	TriZetto Group, Inc.	41,589
1,490	[2,3]	Trimeris, Inc.	18,983
1,400	[2]	U.S. Physical Therapy, Inc.	25,228
3,750	[2]	United Surgical Partners International, Inc.	134,438
1,973	[2]	United Therapeutics Corp.	145,726
2,760	[2]	Varian, Inc.	101,485
2,448	[2,3]	Ventana Medical Systems	93,832
2,500	[2]	Ventiv Health, Inc.	63,100
Shares			Value
		COMMON STOCKS--continued [1]
		Healthcare--continued
8,000	[2,3]	Vertex Pharmaceuticals, Inc.	$182,000
1,200	[2]	ViaCell, Inc.	6,060
2,500	[2]	Viasys Healthcare, Inc.	59,725
1,200	[2,3]	VistaCare, Inc., Class A	13,824
600	[2,3]	Vital Images, Inc.	13,950
401		Vital Signs, Inc.	18,839
1,300	[2,3]	Wellcare Group, Inc.	40,950
2,384	[3]	West Pharmaceutical Services, Inc.	57,168
2,300	[2,3]	Wright Medical Group, Inc.	42,803
400		Young Innovations, Inc.	12,912
1,094	[2]	Zoll Medical Corp.	27,153
1,700	[2]	Zymogenetics, Inc.	29,784
4,025	[2]	eResearch Technology, Inc.	57,678
		TOTAL	11,595,779
		Industrials--14.6%
700	[2,3]	3D Systems Corp.	12,642
1,800	[2,3]	A.S.V., Inc.	42,012
3,067	[2,3]	AAR Corp.	48,857
3,204		ABM Industries, Inc.	63,375
3,800	[2]	ABX Air, Inc.	30,362
6,700	[2,3]	AGCO Corp.	107,133
700	[2,3]	AMERCO	40,831
700	[2]	Aaon, Inc.	12,040
300	[2,3]	Accuride Corp.	3,810
2,200	[2,3]	Actuant Corp.	107,140
3,677	[3]	Acuity Brands, Inc.	102,257
1,726		Administaff, Inc.	73,044
1,400	[2]	Advisory Board Co.	67,550
6,794	[2,3]	AirTran Holdings, Inc.	101,638
100		Alamo Group, Inc.	1,945
2,151	[2,3]	Alaska Air Group, Inc.	67,821
2,056	[3]	Albany International Corp., Class A	79,422
1,500		American Ecology, Inc.	24,270
1,100	[2,3]	American Reprographics Co.	18,535
800	[2,3]	American Science & Engineering, Inc.	45,984
2,700	[2,3]	American Superconductor Corp.	22,167
900		American Woodmark Corp.	27,873
700		Ameron, Inc.	29,925
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
800	[3]	Angelica Corp.	$11,352
2,900		Apogee Enterprises, Inc.	47,502
2,689		Applied Industrial Technologies, Inc.	88,602
1,200	[3]	Applied Signal Technology, Inc.	20,592
500	[2]	Argon ST, Inc.	13,250
1,684	[2,3]	Arkansas Best Corp.	65,272
3,020	[2]	Armor Holdings, Inc.	135,024
3,638	[2,3]	Artesyn Technologies, Inc.	31,978
1,161	[2]	Astec Industries, Inc.	32,926
2,400	[2,3]	Aviall, Inc.	75,720
4,200	[2]	BE Aerospace, Inc.	76,146
200		Badger Meter, Inc.	6,600
2,676		Baldor Electric Co.	65,027
2,000		Banta Corp.	100,680
1,378	[3]	Barnes Group, Inc.	48,230
1,000	[2]	Beacon Roofing Supply, Inc.	27,260
800		BlueLinx Holdings, Inc.	9,712
3,055	[3]	Bowne & Co., Inc.	43,442
2,974		Brady (W.H.) Co.	85,562
3,900		Briggs & Stratton Corp.	124,722
1,450		Bucyrus International, Inc.	60,247
1,000	[2]	Builders Firstsource, Inc.	19,550
2,029		C&D Technologies, Inc.	18,525
4,859	[2]	CBIZ, Inc.	27,939
1,251	[3]	CDI Corp.	34,490
1,000		CIRCOR International, Inc.	28,170
4,518	[3]	CLARCOR, Inc.	124,245
700	[2,3]	COMSYS IT Partners, Inc.	9,786
1,000	[2]	CRA International, Inc.	44,260
900		Cascade Corp.	43,830
1,609	[2]	Casella Waste Systems, Inc.	20,466
3,300	[2,3]	Cenveo, Inc.	32,604
2,000	[2,3]	Ceradyne, Inc.	78,400
1,500	[2,3]	Clean Harbors, Inc.	50,850
1,345	[2,3]	CoStar Group, Inc.	64,493
2,025	[2,3]	Coinstar, Inc.	51,395
500	[2,3]	Color Kinetics, Inc.	7,620
2,700	[2]	Comfort Systems USA, Inc.	22,950
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
650	[2]	Commercial Vehicle Group, Inc.	$12,688
900	[2]	Consolidated Graphics, Inc.	35,091
5,400	[2,3]	Continental Airlines, Inc., Class B	69,930
3,097	[2]	Corrections Corp. of America	123,508
1,300	[2,3]	Covenant Transport, Inc., Class A	13,845
3,800		Crane Co.	117,648
1,200	[3]	Cubic Corp.	19,692
1,732	[3]	Curtiss Wright Corp.	99,330
2,000	[2,3]	DHB Industries, Inc.	5,960
2,221		DRS Technologies, Inc.	109,406
2,000	[2]	DiamondCluster International, Inc., Class A	12,860
2,000	[2]	Dollar Thrifty Automotive Group	75,400
1,400	[2]	Duratek, Inc.	19,978
400	[2,3]	Dynamex, Inc.	6,568
600	[3]	Dynamic Materials Corp.	12,492
1,300	[3]	EDO Corp.	37,570
3,242	[2]	EGL, Inc.	90,873
2,166	[2]	ESCO Technologies, Inc.	93,701
1,379	[2]	Electro Rent Corp.	17,706
1,867		ElkCorp	59,053
1,278	[2,3]	Emcor Group, Inc.	77,958
1,700	[2]	EnPro Industries, Inc.	47,430
1,250	[2,3]	Encore Wire Corp.	26,963
3,000	[2,3]	EnerSys, Inc.	44,940
1,275	[2]	Energy Conversion Devices, Inc.	39,449
3,287		Engineered Support Systems, Inc.	132,959
1,500	[3]	Ennis Business Forms, Inc.	25,650
1,600	[2,3]	Essex Corp.	28,752
1,951	[2]	Esterline Technologies Corp.	73,455
3,200	[2,3]	Evergreen Solar, Inc.	26,400
600	[2]	Exponent, Inc.	17,292
3,000	[2]	ExpressJet Holdings, Inc.	26,970
3,350	[2]	FTI Consulting, Inc.	91,690
3,913		Federal Signal Corp.	63,469
600	[2,3]	First Advantage Corp., Class A	15,708
1,100	[2,3]	Flanders Corp.	12,023
2,400	[3]	Florida East Coast Industries, Inc.	104,616
4,300	[2]	Flowserve Corp.	150,500
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
2,551		Forward Air Corp.	$90,433
1,540		Franklin Electronics, Inc.	66,851
1,100	[2,3]	Freightcar America, Inc.	48,114
2,861	[2,3]	Frontier Airlines, Inc.	27,036
500	[2]	Frozen Food Express Industries, Inc.	5,640
3,840	[2,3]	Fuelcell Energy, Inc.	33,638
1,555		G & K Services, Inc., Class A	58,919
3,600		GATX Corp.	134,532
2,045	[2]	Gardner Denver, Inc.	99,387
1,200	[2]	Gehl Co.	27,564
4,390	[2,3]	GenCorp, Inc.	80,513
3,167	[2,3]	General Cable Corp.	51,464
1,550	[2]	Genesee & Wyoming, Inc., Class A	49,678
1,908	[2]	Genlyte Group, Inc.	97,251
800	[2]	Geo Group, Inc.	17,472
2,500	[2,3]	Global Power Equipment Group	15,675
700		Gorman Rupp Co.	16,310
7,818	[2]	GrafTech International Ltd.	38,308
2,666		Granite Construction, Inc.	90,937
800	[3]	Greenbrier Cos., Inc.	22,040
2,529	[2,3]	Griffon Corp.	55,638
2,291		Harland (John H.) Co.	95,283
2,650	[3]	Healthcare Services Group, Inc.	49,396
3,700	[3]	Heartland Express, Inc.	73,075
1,558	[3]	Heico Corp.	34,541
1,822	[2,3]	Heidrick & Struggles International, Inc.	58,814
1,600	[2,3]	Herley Industries, Inc.	27,056
4,369	[2]	Hexcel Corp.	69,118
1,800	[2,3]	Hub Group, Inc.	65,466
2,100	[2,3]	Hudson Highland Group, Inc.	50,253
5,000		Hughes Supply, Inc.	167,250
200	[2]	Huron Consulting Group, Inc.	5,310
400	[2,3]	Huttig Building Products, Inc.	3,400
1,848	[2]	II-VI, Inc.	32,931
8,300	[3]	Ikon Office Solutions, Inc.	82,834
300	[2]	Infrasource Services, Inc.	3,882
1,350	[2,3]	Innovative Solutions and Support, Inc.	19,292
2,592	[2,3]	Insituform Technologies, Inc., Class A	46,552
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
1,000	[2]	Interline Brands, Inc.	$19,530
200		Interpool, Inc.	3,900
1,300	[2,3]	Ionatron, Inc.	13,637
4,063		JLG Industries, Inc.	155,857
6,178	[2]	Jacuzzi Brands, Inc.	45,594
1,400	[2]	K&F Industries Holdings, Inc.	21,896
1,800	[2,3]	KForce Com, Inc.	19,440
1,128	[2]	Kadant, Inc.	18,950
2,141	[3]	Kaman Corp., Class A	50,164
6,100	[2,3]	Kansas City Southern Industries, Inc.	135,176
2,468		Kaydon Corp.	72,929
1,520		Kelly Services, Inc., Class A	42,074
3,295		Kennametal, Inc.	168,407
1,735	[2,3]	Kirby Corp.	89,647
2,948	[3]	Knight Transportation, Inc.	80,215
900		Knoll, Inc.	14,337
3,208	[2,3]	Korn/Ferry International	55,242
1,200	[2,3]	LECG Corp.	26,508
1,575		LSI Industries, Inc.	28,334
1,200	[3]	La Barge, Inc.	17,448
4,370	[2,3]	Labor Ready, Inc.	102,040
425		Lawson Products, Inc.	14,514
800	[2]	Layne Christensen Co.	16,840
1,326	[2]	Learning Tree International, Inc.	17,981
3,860	[3]	Lennox International, Inc.	107,655
2,920		Lincoln Electric Holdings	115,544
1,072		Lindsay Manufacturing Co.	22,030
3,087	[2]	MOOG, Inc., Class A	91,530
600	[2]	MTC Technologies, Inc.	19,386
2,452	[3]	Manitowoc, Inc.	130,471
400	[2,3]	Marten Transport Ltd.	10,628
1,412	[3]	McGrath Rentcorp.	40,313
1,599	[2,3]	Medis Technologies Ltd.	26,975
1,947	[2,3]	Mercury Computer Systems, Inc.	36,974
2,422	[2,3]	Mesa Air Group, Inc.	27,320
400	[2]	Middleby Corp.	29,000
2,076		Mine Safety Appliances Co.	86,964
1,276	[2,3]	Mobile Mini, Inc.	59,564
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
3,081		Mueller Industries, Inc.	$84,851
414		NACCO Industries, Inc., Class A	48,070
1,827	[2,3]	NCI Building System, Inc.	75,145
2,127	[2]	NCO Group, Inc.	38,222
4,339	[2,3]	Navigant Consulting, Inc.	90,989
1,986	[3]	Nordson Corp.	73,820
500	[2,3]	NuCo2, Inc.	11,450
1,800	[2,3]	Odyssey Marine Exploration, Inc.	5,706
1,250	[2,3]	Old Dominion Freight Lines, Inc.	44,238
4,462	[2,3]	Orbital Sciences Corp.	51,893
400	[2]	P.A.M. Transportation Services, Inc.	6,784
3,800	[2]	PHH Corp.	106,894
666	[2]	PICO Holdings, Inc.	22,364
3,537	[2,3]	PRG-Schultz International, Inc.	3,113
2,900	[2,3]	Pacer International, Inc.	74,965
1,100	[2,3]	Perini Corp.	22,418
1,100	[2]	Pike Electric Corp.	20,790
1,300	[2]	Pinnacle Airlines Corp.	8,307
3,500	[2,3]	Plug Power, Inc.	20,300
1,500	[2,3]	Portfolio Recovery Associates, Inc.	58,350
500	[2]	Powell Industries, Inc.	10,485
5,500	[2,3]	Power-One, Inc.	31,240
400	[2]	Providence Service Corp.	12,348
9,200	[2,3]	Quanta Services, Inc.	105,708
700	[2]	RBC Bearings, Inc.	10,934
2,900	[2]	RailAmerica, Inc.	34,365
1,300	[3]	Raven Industries, Inc.	40,872
2,298	[3]	Regal Beloit Corp.	73,145
400	[2,3]	Republic Airways Holdings, Inc.	6,240
4,100	[2]	Resources Connection, Inc.	117,055
947	[3]	Robbins & Myers, Inc.	20,446
2,390		Rollins, Inc.	45,458
1,100	[2]	Rush Enterprises, Inc.	16,566
1,701	[2]	SCS Transportation, Inc.	33,986
1,374	[2]	SOURCECORP, Inc.	31,259
800	[3]	Schawk, Inc.	15,944
1,660	[2,3]	School Specialty, Inc.	56,274
474	[2]	Sequa Corp., Class A	29,246
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
5,900	[2,3]	Shaw Group, Inc.	$158,120
2,908	[3]	Simpson Manufacturing Co., Inc.	114,750
1,300	[2,3]	Sirva, Inc.	9,139
4,900	[3]	SkyWest, Inc.	143,619
1,604	[3]	Smith (A.O.) Corp.	51,938
5,765	[2]	Spherion Corp.	51,309
1,430		Standard Register	21,736
977		Standex International Corp.	26,399
2,565		Stewart & Stevenson Services	61,201
750	[3]	Sun Hydraulics Corp.	16,620
500	[3]	Sypris Solutiions, Inc.	5,125
1,200	[2,3]	TRM Copy Centers Corp.	16,212
1,526	[3]	Tecumseh Products Co., Class A	30,718
3,100	[2]	TeleTech Holdings, Inc.	32,333
2,652	[2]	Teledyne Technologies, Inc.	93,510
661		Tennant Co.	28,787
4,187	[2]	Tetra Tech, Inc.	64,647
500	[3]	Titan International, Inc.	8,865
2,221		Tredegar Industries, Inc.	27,962
1,029	[2,3]	Trex Co. Inc.	21,372
3,336	[3]	Trinity Industries, Inc.	126,935
1,310	[2,3]	Triumph Group, Inc.	45,640
1,300	[2,3]	TurboChef Technologies, Inc.	17,680
2,000	[3]	UAP Holding Corp.	38,200
3,028	[2]	URS Corp.	122,422
1,300	[2,3]	US Xpress Enterprises, Inc., Class A	15,860
700	[2]	USA Truck, Inc.	16,247
1,000	[2,3]	Ultralife Batteries, Inc.	12,120
1,000	[3]	United Industrial Corp.	35,290
5,000	[2,3]	United Rentals, Inc.	97,850
2,693	[2,3]	United Stationers, Inc.	122,181
1,238		Universal Forest Products, Inc.	68,511
400	[2,3]	Universal Truckload Services, Inc.	8,060
3,400	[2,3]	Valence Technology, Inc.	8,024
1,064	[3]	Valmont Industries, Inc.	34,654
1,400		Viad Corp.	40,334
1,466	[3]	Vicor Corp.	24,702
674	[2,3]	Volt Information Science, Inc.	12,671
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
2,373	[2]	WESCO International, Inc.	$94,327
2,472	[3]	Wabash National Corp.	45,510
3,535		Wabtec Corp.	96,152
3,051	[3]	Walter Industries, Inc.	139,339
2,300	[2]	Washington Group International, Inc.	114,310
3,886	[2]	Waste Connections, Inc.	129,676
3,500	[2,3]	Waste Services, Inc.	13,090
500	[2]	Water Pik Technologies, Inc.	9,875
1,748	[3]	Watsco, Inc.	99,339
2,600		Watson Wyatt & Co. Holdings	68,900
1,980		Watts Industries, Inc., Class A	54,965
4,100	[3]	Werner Enterprises, Inc.	73,472
798		Woodward Governor Co.	63,760
1,300	[2]	World Air Holdings, Inc.	13,650
3,300		York International Corp.	185,163
		TOTAL	13,659,953
		Information Technology--18.1%
29,000	[2,3]	3Com Corp.	111,650
2,900	[2,3]	AMIS Holdings, Inc.	32,306
2,970	[2,3]	ATMI, Inc.	81,111
2,651	[2]	Actel Corp.	36,981
7,500		Acxiom Corp.	160,050
9,300	[2]	Adaptec, Inc.	38,223
1,100	[2,3]	Ade Corp.	22,440
5,000		Adtran, Inc.	151,250
900	[2,3]	Advanced Analogic Technologies, Inc.	9,810
5,194	[2,3]	Advanced Digital Information Corp.	47,473
1,769	[2]	Advanced Energy Industries, Inc.	19,017
2,200	[2]	Advent Software, Inc.	67,584
5,994	[2,3]	Aeroflex, Inc.	54,305
4,500	[2]	Agile Software Corp.	31,950
2,779		Agilysys, Inc.	41,518
1,800	[2,3]	Altiris, Inc.	30,420
9,200	[2,3]	Amkor Technology, Inc.	48,576
1,580	[2]	Anaren Microwave, Inc.	22,357
2,730	[2]	Anixter International, Inc.	101,228
300	[2]	Ansoft Corp.	9,600
2,800	[2]	Ansys, Inc.	104,328
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
2,200	[2]	Anteon International Corp.	$99,440
3,400	[2,3]	Applied Digital Solutions, Inc.	10,608
1,300	[2]	Applied Films Corp.	25,246
22,500	[2]	Applied Micro Circuits Corp.	54,900
5,279	[2,3]	Ariba, Inc.	41,229
8,300	[2,3]	Arris Group, Inc.	68,641
4,000	[2,3]	Asiainfo Holdings, Inc.	15,440
4,379	[2,3]	Aspen Technology, Inc.	26,493
3,848	[2,3]	Asyst Technologies, Inc.	16,623
1,940	[2,3]	Atari, Inc.	2,522
2,100	[2,3]	Atheros Communications	18,207
31,400	[2,3]	Atmel Corp.	77,244
1,400	[2,3]	August Technology Corp.	14,224
3,400	[2,3]	Autobytel.com, Inc.	14,994
3,700	[2]	Avocent Corp.	113,442
8,100	[2,3]	Axcelis Technologies, Inc.	35,235
400	[2,3]	Bankrate, Inc.	10,692
13,900	[2,3]	BearingPoint, Inc.	97,578
900	[3]	Bel Fuse, Inc.	27,090
3,772		Belden CDT, Inc.	75,176
3,100	[2,3]	Bell Microproducts, Inc.	21,359
3,328	[2]	Benchmark Electronics, Inc.	93,483
1,322	[3]	Black Box Corp.	53,038
185	[3]	Blackbaud, Inc.	2,664
1,200	[2]	Blackboard Inc.	33,720
1,000	[2,3]	Blue Coat Systems, Inc.	46,990
6,420	[2]	Borland Software Corp.	32,421
600	[2]	Bottomline Technologies, Inc.	7,590
2,550	[2,3]	Brightpoint, Inc.	55,054
20,700	[2]	Brocade Communications Systems, Inc.	77,004
6,433	[2]	Brooks Automation, Inc.	75,326
3,824	[2,3]	C-COR Electronics, Inc.	20,382
238	[2]	CCC Information Service Group, Inc.	6,178
43,600	[2,3]	CIENA Corp.	103,332
35,800	[2,3]	CMG Information Services, Inc.	56,564
10,400	[2]	CNET, Inc.	141,336
4,200	[2]	CSG Systems International, Inc.	98,742
2,950	[3]	CTS Corp.	34,751
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
2,000	[2,3]	Cabot Microelectronics Corp.	$58,800
1,100	[2,3]	Catapult Communications Corp.	20,119
3,132	[2]	Checkpoint Systems, Inc.	75,168
4,280	[2,3]	Ciber, Inc.	27,306
6,800	[2]	Cirrus Logic, Inc.	44,608
167	[2]	ClearOne Communications, Inc.	392
900	[2,3]	Click Commerce, Inc.	16,434
1,500	[2,3]	Cogent, Inc.	39,825
3,500		Cognex Corp.	100,030
2,444	[2]	Coherent, Inc.	72,367
2,321		Cohu, Inc.	53,754
4,800	[2,3]	CommScope, Inc.	93,696
1,775	[2]	Comtech Telecommunications Corp.	68,089
2,100	[2]	Concur Technologies, Inc.	28,371
34,200	[2]	Conexant Systems, Inc.	66,348
2,000	[2]	Covansys Corp.	32,000
6,940	[2,3]	Credence Systems Corp.	53,438
1,200	[2]	CyberGuard Corp.	10,296
2,200	[2,3]	Cybersource Corp.	14,740
4	[2]	CycleLogic, Inc.	0
2,900	[2]	Cymer, Inc.	101,065
10,100	[2,3]	Cypress Semiconductor Corp.	137,360
2,318	[2]	DSP Group, Inc.	56,976
1,300	[2]	DTS, Inc.	21,060
1,200		Daktronics, Inc.	25,932
1,400	[2]	Digi International, Inc.	14,854
3,090	[2]	Digital Insight Corp.	92,175
2,900	[2]	Digital River, Inc.	81,229
6,467	[2]	Digitas, Inc.	69,844
1,050	[2,3]	Diodes, Inc.	38,073
3,400	[2,3]	Ditech Communications Corp.	21,658
4,600	[2,3]	Dot Hill Systems Corp.	31,878
4,100	[2,3]	Dycom Industries, Inc.	81,713
1,800	[2]	EMCORE Corp.	9,972
1,100	[2,3]	EPIQ Systems, Inc.	20,955
10,300	[2,3]	EarthLink Network, Inc.	113,403
2,400	[2,3]	Echelon Corp.	18,600
2,439	[2]	Electro Scientific Industries, Inc.	53,585
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
4,400	[2,3]	Electronics for Imaging, Inc.	$110,484
6,700	[2,3]	Emulex Corp.	124,017
700	[2]	Endwave Corp.	8,680
8,526	[2]	Entegris, Inc.	83,214
6,100	[2]	Entrust Technologies, Inc.	27,145
4,300	[2,3]	Epicor Software Corp.	52,804
1,100	[2,3]	Equinix, Inc.	40,579
2,500	[2]	Euronet Worldwide, Inc.	70,250
4,044	[2,3]	Exar Corp.	50,914
950	[2]	Excel Technology, Inc.	24,843
9,800	[2]	Extreme Networks, Inc.	47,334
1,931	[2,3]	FEI Co.	36,496
2,500	[3]	FactSet Research Systems	87,675
9,000	[2,3]	Fairchild Semiconductor International, Inc., Class A	138,600
2,273	[2,3]	FalconStor Software, Inc.	15,002
1,400	[2,3]	Fargo Electronics	26,376
900	[2,3]	Faro Technologies, Inc.	18,684
3,337	[2,3]	Filenet Corp.	93,937
13,300	[2,3]	Finisar Corp.	20,083
2,400	[2]	FormFactor, Inc.	59,088
1,041	[2]	Forrester Research, Inc.	20,050
9,100	[2]	Foundry Networks, Inc.	108,563
5,141	[2,3]	Gartner Group, Inc., Class A	61,898
19,000	[2,3]	Gateway, Inc.	54,150
2,700	[2]	Genesis Microchip, Inc.	51,948
2,000		Gevity HR, Inc.	51,480
6,800	[2]	Glenayre Technologies, Inc.	25,636
2,200	[2,3]	Global Imaging Systems, Inc.	78,342
3,200	[2,3]	Globetel Communications Corp.	6,432
1,750	[2,3]	Greenfield Online, Inc.	8,785
5,900	[2,3]	Harmonic Lightwaves, Inc.	27,199
5,300	[3]	Henry Jack & Associates, Inc.	95,294
11,800	[2]	Homestore.com, Inc.	42,834
2,060	[2,3]	Hutchinson Technology, Inc.	51,088
4,200	[2]	Hypercom Corp.	24,990
1,600	[2]	IGATE Capital Corp.	5,920
1,544	[2]	IXYS Corp.	15,811
8,364	[2,3]	Identix, Inc.	37,053
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
2,700		Imation Corp.	$115,587
2,700	[2,3]	InfoSpace.com, Inc.	67,824
3,424	[2]	InfoUSA, Inc.	36,705
2,100	[2,3]	Infocrossing, Inc.	14,511
6,900	[2]	Informatica Corp.	82,110
500		Integral Systems, Inc.	11,020
16,430	[2,3]	Integrated Device Technology, Inc.	162,328
3,365	[2,3]	Integrated Silicon Solution, Inc.	25,978
2,080	[3]	Inter-Tel, Inc.	38,501
1,200	[2,3]	InterVideo, Inc.	11,436
4,500	[2]	Interdigital Communications Corp.	86,355
2,518	[2]	Intergraph Corp.	121,821
1,900	[2,3]	International Displayworks, Inc.	11,191
3,800	[2,3]	Internet Capital Group, Inc.	32,452
3,100	[2]	Internet Security Systems, Inc.	76,353
3,000	[2]	Intervoice, Inc.	27,960
3,525	[2,3]	Interwoven, Inc.	33,135
1,100	[2,3]	Intevac, Inc.	10,054
1,800	[2]	Intrado, Inc.	34,812
2,000	[2]	Itron, Inc.	86,920
2,300	[2,3]	Ixia	29,026
2,593	[2]	JDA Software Group, Inc.	41,929
1,200	[2,3]	Jamdat Mobile, Inc.	22,104
1,600	[2,3]	Jupitermedia Corp.	27,200
1,650	[2]	Kanbay International, Inc.	24,057
4,000	[2,3]	Keane, Inc.	45,200
1,056		Keithley Instruments, Inc.	16,949
7,000	[2,3]	Kemet Corp.	48,440
1,218	[2]	Keynote Systems, Inc.	15,871
2,600	[2,3]	Komag, Inc.	69,732
5,700	[2,3]	Kopin Corp.	32,205
2,715	[2]	Kronos, Inc.	124,510
4,994	[2,3]	Kulicke & Soffa Industries	31,312
4,931	[2,3]	LTX Corp.	16,963
700		Landauer, Inc.	35,000
9,100	[2,3]	Lattice Semiconductor Corp.	39,858
4,200	[2,3]	Lawson Software Inc.	32,172
600	[2,3]	LeCroy Corp.	9,216

Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
700	[2,3]	Leadis Technology, Inc.	$3,654
6,400	[2,3]	Lexar Media, Inc.	48,000
3,400	[2]	Lionbridge Technologies, Inc.	23,018
1,764	[2]	Littelfuse, Inc.	43,236
1,800	[2]	Lo-Jack Corp.	34,218
3,126	[2]	MICROS Systems Corp.	143,546
3,100	[2]	MIPS Technologies, Inc.	17,391
2,600	[2]	MKS Instruments, Inc.	49,062
8,358	[2]	MPS Group, Inc.	104,057
1,558	[2]	MRO Software, Inc.	25,520
9,190	[2,3]	MRV Communications, Inc.	17,737
1,800	[3]	MTS Systems Corp.	71,928
4,000	[2]	Macrovision Corp.	75,360
2,200	[2,3]	Magma Design Automation	19,096
2,000	[2,3]	Majesco Holdings, Inc.	3,380
1,300	[2]	ManTech International Corp., Class A	36,010
2,412	[2]	Manhattan Associates, Inc.	53,571
1,700	[2]	Mapinfo Corp.	20,893
1,200	[2,3]	Marchex, Inc., Class B	20,220
1,900	[2]	Mastec, Inc.	19,361
4,118	[2]	MatrixOne, Inc.	20,755
3,171	[2,3]	Mattson Technology, Inc.	25,019
1,479	[3]	Maximus, Inc.	53,614
19,400	[2,3]	Maxtor Corp.	67,900
13,800	[2,3]	McData Corp., Class A	66,378
800	[2,3]	Measurement Specialties, Inc.	19,112
6,100	[2]	Mentor Graphics Corp.	50,447
2,886		Methode Electronics, Inc., Class A	29,610
1,400	[2]	Metrologic Instruments, Inc.	27,398
5,400	[2,3]	Micrel, Inc.	54,000
1,537	[2]	MicroStrategy, Inc., Class A	108,973
6,500	[2]	Micromuse, Inc.	46,605
4,908	[2,3]	Microsemi Corp.	113,718
3,300	[2,3]	Microtune, Inc.	12,738
2,089	[2,3]	Midway Games, Inc.	39,023
1,700	[2,3]	Mobility Electronics, Inc.	15,351
6,500		Moneygram International, Inc.	157,950
800	[2]	Monolithic Power Systems	10,264
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
2,400	[2,3]	Motive, Inc.	$8,736
300	[2]	Multi-Fineline Electronix, Inc.	7,986
2,500	[2]	NIC, Inc.	15,125
800	[2,3]	Ness Technologies, Inc.	7,272
4,500	[2]	NetIQ Corp.	53,955
1,200	[2,3]	NetLogic Microsystems, Inc.	23,472
1,068	[2]	NetRatings, Inc.	15,892
1,823	[2]	NetScout Systems, Inc.	10,282
2,900	[2,3]	Netgear, Inc.	56,695
3,400	[2,3]	Newport Corp.	44,336
2,800	[2,3]	Novatel Wireless, Inc.	35,560
6,752	[2,3]	Nuance Communications, Inc.	34,705
10,300	[2]	ON Semiconductor Corp.	47,792
1,200	[2,3]	OSI Systems, Inc.	19,920
5,000	[2,3]	Omnivision Technologies, Inc.	64,450
1,100	[2]	Online Resources Corp.	13,200
1,900	[2]	Open Solutions, Inc.	40,679
5,533	[2,3]	Openwave Systems, Inc.	98,875
8,300	[2,3]	Oplink Communications, Inc.	13,280
4,900	[2,3]	Opsware, Inc.	25,186
1,200	[2,3]	Optical Communication Products, Inc.	2,352
1,100	[2]	PDF Solutions, Inc.	16,379
1,800	[2,3]	PLX Technology, Inc.	13,482
13,700	[2,3]	PMC-Sierra, Inc.	97,270
2,761	[2]	Packeteer, Inc.	21,784
3,539	[2,3]	Palm, Inc.	90,917
500	[2]	Par Technology Corp.	12,195
21,800	[2]	Parametric Technology Corp.	141,918
1,592	[3]	Park Electrochemical Corp.	39,959
2,752	[2]	Paxar Corp.	47,252
2,323	[2]	Pegasus Systems, Inc.	19,699
700	[2,3]	Pegasystems, Inc.	4,452
1,784	[2]	Pericom Semiconductor Corp.	14,165
6,300	[2,3]	Perot Systems Corp.	87,318
1,200	[2]	Phoenix Technology Ltd.	7,128
1,399	[2,3]	Photon Dynamics, Inc.	24,357
2,324	[2,3]	Photronics, Inc.	41,832
3,741	[2,3]	Pixelworks, Inc.	20,613
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
3,700	[3]	Plantronics, Inc.	$110,445
3,458	[2]	Plexus Corp.	61,103
7,400	[2]	Polycom, Inc.	113,220
1,500	[2,3]	Portalplayer, Inc.	30,285
2,392	[2,3]	Power Integrations, Inc.	50,495
7,400	[2,3]	Powerwave Technologies, Inc.	82,954
2,942	[2,3]	Presstek, Inc.	30,156
3,114	[2]	Progress Software Corp.	96,970
700		QAD, Inc.	5,558
700	[2,3]	Quality Systems, Inc.	46,795
14,400	[2]	Quantum Corp. - DLT & Storage Systems	43,488
4,600	[2,3]	Quest Software, Inc.	63,986
15,100	[2,3]	RF Micro Devices, Inc.	79,124
5,700	[2]	RSA Security, Inc.	64,980
1,649	[2,3]	RadiSys Corp.	26,499
2,400	[2]	Radiant Systems, Inc.	27,264
7,600	[2,3]	Rambus, Inc.	96,900
9,000	[2]	RealNetworks, Inc.	70,200
2,600	[2,3]	Redback Networks, Inc.	27,326
579	[3]	Renaissance Learning, Inc.	8,714
1,400	[2,3]	RightNow Technologies, Inc.	21,308
1,100	[2]	Rimage Corp.	31,878
1,200	[2]	Rofin-Sinar Technologies, Inc.	44,232
1,316	[2,3]	Rogers Corp.	49,153
1,078	[2]	Rudolph Technologies, Inc.	13,130
5,600	[2,3]	S1 Corp.	24,584
2,558	[2,3]	SERENA Software, Inc.	55,995
800	[2]	SI International, Inc.	23,096
1,116	[2,3]	SPSS, Inc.	25,445
1,550	[3]	SS&C Technologies, Inc.	55,552
100	[2]	SSA Global Technologies, Inc.	1,565
2,020	[2,3]	Safenet, Inc.	67,003
6,500	[2,3]	Sapient Corp.	33,735
1,000	[2,3]	ScanSource, Inc.	56,640
2,803	[2]	SeaChange International, Inc.	17,547
3,352	[2,3]	Secure Computing Corp.	40,157
1,243	[2]	Semitool, Inc.	11,324
5,400	[2,3]	Semtech Corp.	81,432
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
3,300	[2]	SiRF Technology Holdings, Inc.	$85,107
2,800	[2]	Sigmatel Inc.	38,108
6,406	[2]	Silicon Image, Inc.	58,807
3,200	[2,3]	Silicon Laboratories, Inc.	102,944
7,100	[2,3]	Silicon Storage Technology	35,855
12,700	[2,3]	Skyworks Solutions, Inc.	68,072
2,300	[2]	Sohu.com, Inc.	34,822
2,100	[2,3]	Sonic Solutions	40,194
4,264	[2]	Sonicwall, Inc.	29,677
18,900	[2,3]	Sonus Networks, Inc.	82,404
2,300	[2,3]	Spatialight, Inc.	10,212
1,727	[3]	SpectraLink Corp.	21,726
2,122	[2]	Standard Microsystems Corp.	59,989
1,280	[3]	StarTek, Inc.	16,282
1,900	[2]	Stellent, Inc.	17,423
200	[2]	StorageNetworks, Inc.	0
850	[2,3]	Stratasys, Inc.	20,162
900	[2]	Superior Essex, Inc.	15,273
731	[2]	Supertex, Inc.	26,784
3,500	[2]	Support.com, Inc.	14,035
13,900	[2]	Sycamore Networks, Inc.	54,071
2,100	[2]	Sykes Enterprises, Inc.	30,324
4,300	[2]	Symmetricom, Inc.	34,271
2,200	[2,3]	Synaptics, Inc.	51,106
300	[2,3]	Synnex Corp.	5,313
565		Syntel, Inc.	11,464
4,699	[2,3]	THQ, Inc.	108,923
700	[2,3]	TNS, Inc.	12,306
3,200	[2]	TTM Technologies	25,568
1,620		Talx Corp.	64,039
5,400	[2,3]	Taser International, Inc.	33,210
3,138		Technitrol, Inc.	52,781
4,500	[2,3]	Tekelec, Inc.	61,740
4,000	[2,3]	Telkonet, Inc.	19,560
6,200	[2,3]	Terayon Communication Systems, Inc.	16,678
2,330	[2,3]	Terremark Worldwide, Inc.	6,501
3,300	[2]	Tessera Technologies, Inc.	92,070
18,200	[2]	Tibco Software, Inc.	138,138
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
10,700	[2,3]	TranSwitch Corp.	$17,120
3,141	[2]	Transaction Systems Architects, Inc., Class A	84,838
400	[2]	Travelzoo, Inc.	7,448
2,400	[2]	Trident Microsystems, Inc.	72,624
11,112	[2]	Triquint Semiconductor, Inc.	46,670
2,800	[2,3]	Tyler Technologies, Inc.	22,792
3,983	[2,3]	UNOVA, Inc.	123,473
8,300	[2,3]	UTStarcom, Inc.	45,816
987	[2,3]	Ulticom, Inc.	10,393
1,600	[2]	Ultimate Software Group, Inc.	27,184
1,943	[2,3]	Ultratech Stepper, Inc.	26,775
4,400		United Online, Inc.	59,004
1,590	[2,3]	Universal Display Corp.	16,965
1,400	[2,3]	VASCO Data Security International, Inc.	14,952
6,700	[2,3]	ValueClick, Inc.	117,250
3,146	[2,3]	Varian Semiconductor Equipment Associates, Inc.	118,982
2,241	[2,3]	Veeco Instruments, Inc.	35,609
1,600	[2]	Verifone Holdings, Inc.	37,120
1,000	[2,3]	Verint Systems, Inc.	38,290
3,002	[2]	Verity, Inc.	29,870
1,774	[2,3]	ViaSat, Inc.	43,977
2,310	[2,3]	Vignette Corp.	38,369
2,400	[2,3]	Viisage Technology, Inc.	11,040
600	[2]	Virage Logic Corp.	4,698
17,500	[2,3]	Vitesse Semiconductor Corp.	28,875
900	[2,3]	Volterra Semiconductor Corp.	11,097
2,700	[2,3]	WebEx Communications, Inc.	61,857
1,888	[2,3]	Websense, Inc.	111,543
4,900	[2,3]	Westell Technologies, Inc., Class A	23,030
5,700	[2,3]	Wind River Systems, Inc.	74,670
1,900	[2,3]	Witness Systems, Inc.	37,240
3,200	[2]	Wright Express Corp.	69,056
1,706	[3]	X-Rite, Inc.	17,555
3,925	[2,3]	Zhone Technologies, Inc.	8,871
3,993	[2]	Zoran Corp.	58,617
4,600	[2,3]	aQuantive, Inc.	99,590
1,400	[2,3]	eCollege.com	22,274
3,800	[2]	eFunds Corp.	78,394
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
3,600	[2]	iPass, Inc.	$19,800
1,200	[2]	iPayment Holdings, Inc.	43,152
2,900	[2,3]	iVillage, Inc.	21,315
1,900	[2]	j2 Global Communications, Inc.	83,999
4,400	[2,3]	webMethods, Inc.	30,624
		TOTAL	16,973,301
		Materials--4.6%
8,800	[2,3]	AK Steel Holding Corp.	61,512
1,666	[3]	AMCOL International Corp.	33,853
2,500	[2]	Aleris International, Inc.	64,900
900	[3]	American Vanguard Corp.	18,693
1,893		Arch Chemicals, Inc.	49,729
300		Balchem Corp.	8,232
4,400		Bowater, Inc.	116,600
1,455	[2,3]	Brush Engineered Materials, Inc.	21,941
2,390	[2]	Buckeye Technologies, Inc.	17,925
3,500	[2,3]	CF Industries Holdings, Inc.	48,370
3,451		Calgon Carbon Corp.	18,808
2,853	[2,3]	Caraustar Industries, Inc.	24,907
1,957		Carpenter Technology Corp.	118,007
400	[2]	Castle (A.M.) & Co.	7,972
1,870	[2]	Century Aluminium Co.	33,997
2,006	[3]	Chaparral Steel Co.	50,110
1,329		Chesapeake Corp.	26,766
1,840	[3]	Cleveland Cliffs, Inc.	150,034
20,400	[2,3]	Coeur d'Alene Mines Corp.	76,908
4,812	[3]	Commercial Metals Corp.	152,973
1,200		Compass Minerals International, Inc.	26,868
792		Deltic Timber Corp.	36,432
1,598	[3]	Eagle Materials, Inc.	170,171
3,601		Ferro Corp.	64,242
2,436		Fuller (H.B.) Co.	73,007
2,783	[3]	Georgia Gulf Corp.	80,985
1,918	[3]	Gibraltar Industries, Inc.	38,840
2,757		Glatfelter (P.H.) Co.	37,468
5,400	[2,3]	Grace (W.R.) & Co.	40,608
5,200	[2,3]	Graphic Packaging Corp.	13,780
1,084		Greif Brothers Corp., Class A	66,124
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
3,500	[2,3]	Headwaters, Inc.	$111,440
11,100	[2]	Hecla Mining Co.	37,407
9,200	[2]	Hercules, Inc.	102,488
584		Kronos Worldwide, Inc.	18,285
4,120		Longview Fibre Co.	77,456
2,172		MacDermid, Inc.	60,816
1,300	[2]	Mercer International, Inc.	10,140
2,100	[3]	Metal Management, Inc.	50,841
1,500	[2,3]	Metals USA, Inc.	31,170
1,763		Minerals Technologies, Inc.	94,250
2,159		Myers Industries, Inc.	24,656
622	[3]	NL Industries, Inc.	10,543
1,500	[3]	NN, Inc.	15,735
900		Neenah Paper, Inc.	26,145
1,000	[2]	Newmarket Corp.	18,700
2,300	[2]	OM Group, Inc.	36,754
1,000		Octel Corp.	14,990
5,523	[3]	Olin Corp.	98,751
2,700	[2,3]	Oregon Steel Mills, Inc.	68,553
1,100	[2,3]	Pioneer Cos., Inc.	25,839
7,342	[2,3]	Polyone Corp.	42,363
2,527		Potlatch Corp.	113,033
2,037		Quanex Corp.	117,963
1,677	[2]	RTI International Metals	56,213
2,286		Reliance Steel & Aluminum Co.	130,348
500	[3]	Roanoke Electric Corp.	10,955
2,204		Rock-Tenn Co.	30,569
1,700	[2,3]	Rockwood Holdings, Inc.	34,119
1,800	[3]	Royal Gold, Inc.	41,436
2,467	[3]	Ryerson Tull, Inc.	49,809
2,100	[3]	Schnitzer Steel Industries, Inc., Class A	66,990
2,959	[3]	Schulman (A.), Inc.	60,393
1,393		Schweitzer-Mauduit International, Inc.	33,738
3,763		Sensient Technologies Corp.	66,567
1,800		Silgan Holdings, Inc.	57,906
2,147	[3]	Spartech Corp.	40,729
3,556	[3]	Steel Dynamics, Inc.	110,129
1,300	[3]	Steel Technologies, Inc.	34,073
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
430		Stepan Co.	$11,008
3,190	[2]	Stillwater Mining Co.	32,219
2,601	[2]	Symyx Technologies, Inc.	69,551
6,400	[2,3]	Terra Industries, Inc.	39,104
2,006		Texas Industries, Inc.	99,498
1,000	[2,3]	Titanium Metals Corp.	47,200
3,595		Wausau-Mosinee Paper Corp.	39,365
3,303		Wellman, Inc.	21,602
700	[3]	Westlake Chemical Corp.	20,370
1,000	[2,3]	Wheeling Pittsburgh Corp.	12,870
5,000	[3]	Worthington Industries, Inc.	100,600
1,300	[2,3]	Zoltek Cos., Inc.	11,700
		TOTAL	4,288,141
		Telecommunication Services--1.4%
1,900	[3]	Alaska Communications Systems Holdings, Inc.	20,881
500	[2,3]	Arbinet Holdings, Inc.	3,150
4,160	[2,3]	Broadwing Corp.	26,374
1,440		CT Communications, Inc.	16,301
1,327	[2,3]	Centennial Cellular Corp., Class A	19,653
19,600	[2]	Cincinnati Bell, Inc.	77,616
2,002		Commonwealth Telephone Enterprises, Inc.	71,852
1,300	[2,3]	Consolidated Communications Holdings, Inc.	17,238
10,500	[2]	Dobson Communications Corp., Class A	76,545
2,200		FairPoint Communications, Inc.	30,074
4,476	[2]	General Communications, Inc., Class A	43,014
1,457	[3]	Golden Telecom, Inc.	42,326
3,900	[2,3]	IDT Corp., Class B	46,566
1,600	[2,3]	Inphonic, Inc.	23,136
2,300		Iowa Telecommunication Services, Inc.	37,950
58,300	[2,3]	Level 3 Communications, Inc.	169,070
2,000	[2]	NeuStar, Inc., Class A	61,200
Shares			Value
		COMMON STOCKS--continued [1]
		Telecommunication Services--continued
1,129		North Pittsburgh Systems, Inc.	$22,693
4,900	[2,3]	Premiere Global Services, Inc.	41,552
3,995	[2]	Price Communications Corp.	60,804
6,400	[2]	SBA Communications, Corp.	94,528
500	[3]	Shenandoah Telecommunications Co.	21,300
1,200	[3]	SureWest Communications	33,648
1,400	[2]	Syniverse Holdings, Inc.	25,340
2,766	[2,3]	TALK America Holdings, Inc.	26,664
5,000	[2,3]	Time Warner Telecom, Inc.	41,900
2,340	[2,3]	USA Mobility, Inc.	58,523
6,500	[2,3]	UbiquiTel, Inc.	56,160
2,400		Valor Communications Group	30,552
3,800	[2,3]	Wireless Facilities, Inc.	25,422
		TOTAL	1,322,032
		Utilities--2.5%
1,800		Allete, Inc.	79,218
1,379	[3]	American States Water Co.	43,218
28,299	[2]	Aquila, Inc.	100,178
3,885		Avista Corp.	68,065
2,600	[3]	Black Hills Corp.	108,082
1,304		CH Energy Group, Inc.	60,701
1,327	[3]	California Water Service Group	47,440
44,700	[2,3]	Calpine Corp.	106,386
1,452		Cascade Natural Gas Corp.	29,911
1,000	[3]	Central VT Public Service Corp.	16,020
3,980		Cleco Corp.	84,376
650	[3]	Connecticut Water Service, Inc.	16,244
6,200		Duquesne Light Holdings, Inc.	103,478
4,315	[2]	El Paso Electric Co.	93,420
Shares			Value
		COMMON STOCKS--continued [1]
		Utilities--continued
2,461		Empire Distribution Electric Co.	$49,712
800	[3]	EnergySouth, Inc.	22,760
1,100	[2]	ITC Holdings Corp.	30,250
3,400		Idacorp, Inc.	98,158
1,697		Laclede Group, Inc.	50,740
1,542		MGE Energy, Inc.	54,648
1,033	[3]	Middlesex Water Co.	21,982
3,500		NICOR, Inc.	137,200
2,221		New Jersey Resources Corp.	95,858
2,196		Northwest Natural Gas Co.	75,982
2,271	[3]	Otter Tail Power Co.	67,789
3,200	[3]	Peoples Energy Corp.	119,040
582		SJW Corp.	28,471
9,466	[2,3]	Sierra Pacific Resources	122,585
2,164	[3]	South Jersey Industries, Inc.	60,484
2,978		Southwest Gas Corp.	81,180
2,359	[3]	Southwest Water Co.	32,389
1,365		UIL Holdings Corp.	67,568
2,806		UniSource Energy Corp.	89,708
3,900		WGL Holdings, Inc.	121,212
		TOTAL	2,384,453
		TOTAL COMMON STOCKS (IDENTIFIED COST $66,659,610)	92,915,206
		PREFERRED STOCK--0.0%
		Healthcare--0.0%
76		Genesis Health Ventures, Inc., Pfd. (IDENTIFIED COST $28,732)	0
		U.S. TREASURY--1.1%
$1,020,000	[4]	United States Treasury Bill, 1/12/2006 (IDENTIFIED COST $1,012,615)	1,012,615
		MUTUAL FUND--0.0%
		Financials--0.0%
900	[3]	Gladstone Capital Corp. (identified cost $16,245)	19,350
Principal Amount			Value
		REPURCHASE AGREEMENTS-26.6%
$10,000,000		Interest in $2,000,000,000 joint repurchase agreement 4.04%, dated 10/31/2005, under which Bear Stearns and Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,000,224,444 on 11/1/2005. The market value of the underlying securities at the end of the period was $2,060,002,229 (held as collateral for securities lending).	$10,000,000
15,023,000		Interest in $1,000,000,000 joint repurchase agreement 4.04%, dated 10/31/2005, under which Deutsche Bank Securities, Inc. will repurchase U.S. Government Agency securities with various maturities to 11/1/2035 for $1,000,112,222 on 11/1/2005. The market value of the underlying securities at the end of the period was $1,022,185,524 (held as collateral for securities lending).	15,023,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	25,023,000
		TOTAL INVESTMENTS--126.7% (IDENTIFIED COST $92,740,202) [5]	118,970,171
		OTHER ASSETS AND LIABILITIES - NET--(26.7)%	(25,073,257)
		TOTAL NET ASSETS--100%	$93,896,914

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. The total market value of open index futures contracts is $973,800 at October 31, 2005, which represents 1.0% of net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the index is 99.9%.

2 Non-income producing security.

3 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

4 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

5 The cost of investments for federal tax purposes amounts to $95,493,252.

At October 31, 2005, the Fund had the following outstanding futures contracts:

Contracts	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
Russell 2000 Index Futures	3	$973,800	December 2005	$3,033

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2005.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments in securities	$93,947,171
Investments in repurchase agreements	25,023,000
Total investments in securities, at value including $24,771,627 of securities loaned (identified cost $92,740,202)		$118,970,171
Income receivable		42,630
Receivable for investments sold		3,024
Receivable for daily variation margin		20,850
Receivable for shares sold		135,610
TOTAL ASSETS		119,172,285
Liabilities:
Payable for shares redeemed	109,305
Payable for distribution services fee (Note 5)	8,884
Payable for shareholder services fee (Note 5)	9,855
Payable to bank	50,690
Payable for collateral due to broker	25,023,000
Accrued expenses	73,637
TOTAL LIABILITIES		25,275,371
Net assets for 6,055,245 shares outstanding		$93,896,914
Net Assets Consist of:
Paid-in capital		$66,608,655
Net unrealized appreciation of investments and futures contracts		26,233,002
Accumulated net realized gain on investments and futures contracts		921,962
Undistributed net investment income		133,295
TOTAL NET ASSETS		$93,896,914
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value, offering price and redemption proceeds per share ($79,665,400 ÷ 5,113,883 shares outstanding), no par value, unlimited shares authorized		$15.58
Class C Shares:
Net asset value per share ($14,231,514 ÷ 941,362 shares outstanding), no par value, unlimited shares authorized		$15.12
Offering price per share (100/99.00 of $15.12) [1]		$15.27
Redemption proceeds per share (99.00/100 of $15.12) [1]		$14.97

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $363)			$1,171,158
Interest (including income on securities loaned of $41,697)			158,726
TOTAL INCOME			1,329,884
Expenses:
Management fee (Note 5)		$506,486
Custodian fees		71,052
Transfer and dividend disbursing agent fees and expenses		122,335
Directors'/Trustees' fees		4,261
Auditing fees		14,987
Legal fees		9,150
Portfolio accounting fees		153,627
Distribution services fee--Class C Shares (Note 5)		94,519
Shareholder services fee--Institutional Shares (Note 5)		204,032
Shareholder services fee--Class C Shares (Note 5)		21,997
Share registration costs		33,991
Printing and postage		17,595
Insurance premiums		8,620
Taxes		1,129
Miscellaneous		8,713
TOTAL EXPENSES		1,272,494
Waivers (Note 5):
Waiver of management fee	$(147,099)
Waiver of shareholder services fee--Institutional Shares	(97,599)
TOTAL WAIVERS		(244,698)
Net expenses			1,027,796
Net investment income			302,088
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			8,463,421
Net realized gain on futures contracts			569,520
Net change in unrealized appreciation of investments			1,090,804
Net change in unrealized appreciation of futures contracts			(80,026)
Net realized and unrealized gain on investments and futures contracts			10,043,719
Change in net assets resulting from operations			$10,345,807

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$302,088	$82,270
Net realized gain on investments and futures contracts	9,032,941	8,363,759
Net increase due to reimbursement from manager (Note 5)	--	173,364
Net change in unrealized appreciation/depreciation of investments and futures contracts	1,010,778	1,986,738
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	10,345,807	10,606,131
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(122,716)	(43,776)
Share Transactions:
Proceeds from sale of shares	33,284,724	44,465,217
Net asset value of shares issued to shareholders in payment of distributions declared	94,674	34,796
Cost of shares redeemed	(51,115,579)	(52,079,883)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(17,736,181)	(7,579,870)
Change in net assets	(7,513,090)	2,982,485
Net Assets:
Beginning of period	101,410,004	98,427,519
End of period (including undistributed net investment income of $133,295 and $35,245, respectively)	$93,896,914	$101,410,004

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2005

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Mini-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class specific matters. The investment objective of the Fund is to provide investment results that correspond to the aggregate price and dividend performance of approximately 2,000 publicly traded common stocks that are ranked in terms of capitalization below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. This group of stocks is known as the Russell 2000 ® Index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank or broker to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses, and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2005, the Fund had net realized gains on future contracts of $569,520.

Futures contracts outstanding at period end, if any, are listed after the fund's portfolio of investments.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2005, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral	[1]
$24,771,627	$25,023,000

1 Does not include mark to market proceeds held as cash of $450,624.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2005		2004
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,800,595	$27,396,656	3,025,520	$40,986,860
Shares issued to shareholders in payment of distributions declared	6,112	94,674	2,630	34,796
Shares redeemed	(3,162,776)	(47,847,009)	(3,653,159)	(49,526,193)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,356,069)	$(20,355,679)	(625,009)	$(8,504,537)

Year Ended October 31	2005		2004
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	398,450	$5,888,068	260,248	$3,478,357
Shares redeemed	(219,665)	(3,268,570)	(190,791)	(2,553,690)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	178,785	$2,619,498	69,457	$924,667
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,177,284)	$(17,736,181)	(555,552)	$(7,579,870)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for excise tax, REIT dividends and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$(1,129)	$(81,322)	$82,451

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2005, and 2004, was as follows:

	2005	2004
Ordinary income [1]	$122,716	$43,776

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$133,295
Undistributed long-term capital gains	$3,678,045
Net unrealized appreciation	$23,476,919

At October 31, 2005, the cost of investments for federal tax purposes was $95,493,252. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation from futures contracts was $23,476,919. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $29,354,760 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,877,841.

The difference between book-basis and tax-basis net unrealized appreciation is attributable in part to differing treatments for the tax deferral of losses on wash sales.

The Fund used capital loss carryforward of $4,201,868 to offset taxable gains realized during the year ended October 31, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania, the Fund's manager (the "Manager"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets. The Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2005, the Manager voluntarily waived $147,099 of its fee.

Under the terms of a sub-adviser agreement between the Manager and the Fund Asset Management L.P. doing business as Mercury Advisors, an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (the "Sub-Adviser"), the Subadvisor receives an annual fee from the Manager equal to 0.030% of the Fund's average daily net assets.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.75% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended October 31, 2005, FSC retained $14,757 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2005, FSC retained $134 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended October 31, 2005, FSSC voluntarily waived $97,599 of its fee. For the year ended October 31, 2005, FSSC did not retain any fees paid by the Fund.

Other

Federated retained an outside law firm to perform an internal review of past mutual fund trading practices and report to a special investigative committee of Federated's Board. In conjunction with this review, the Independent Trustees of the Fund retained a financial expert to assess the impact of these trading practices. In accordance with the findings of the financial expert, the Fund's Manager contributed $173,364 to the Fund during fiscal year 2004, which relates to a contribution to Paid-In Capital for detrimental impact to the Fund from frequent trading activity and detrimental impact on those Funds that may have resulted from orders incorrectly accepted by Federated employees after the Fund's closing times.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2005, were as follows:

Purchases	$19,833,491
Sales	$30,756,134

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2005, 100.0% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2005, 100.0% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND SHAREHOLDERS OF FEDERATED MINI-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Mini-Cap Index Fund (one of the portfolios constituting Federated Index Trust) (the "Fund") as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Mini-Cap Index Fund, a portfolio of Federated Index Trust at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 12, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund ( i.e. , "Interested" Board members) and those who are not ( i.e. , "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: January 1990	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions : Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: February 1990	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John W. Harris Birth Date: June 6, 1954 VICE PRESIDENT Began serving: May 2004	John W. Harris has been the Fund's Portfolio Manager since January 2003. He is Vice President of the Trust. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and an Assistant Vice President of the Fund's Manager in December 1998. In January 2000, Mr. Harris became a Vice President of the Fund's Manager. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract and subadvisory contract. The Board's decision to approve the contract these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's and Subadviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew an Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser and Subadviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser and the Subadviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's and Subadviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser and the Subadviser are executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2004. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated and the Subadviser, including reports on the compensation and benefits Federated and the Subadviser derive from their relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated or the Subadviser may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's or the Subadviser's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Mini-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E304
Cusip 31420E601

29456 (12/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy,
Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            (a) Audit Fees billed to the registrant for the two most recent fiscal years:

                        Fiscal year ended 2005 - $20,358

                        Fiscal year ended 2004 - $15,952

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $242

                  Fiscal year ended 2004 - $0

                  Transfer agent testing

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $127,737 and $0
      respectively. Fiscal year ended 2005 - Sarbanes Oxley sec. 302 procedures.

 (c) Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman. The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with
                  or overseen by another investment adviser), and any
                  entity controlling, controlled by, or under common
                  control with the investment adviser that provides ongoing
                  services to the registrant  at the time of the engagement
                  to be non-audit services; and
(3)               Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA
(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2005 - $183,533

            Fiscal year ended 2004 - $243,939

(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment
            Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Index Trust

By          /S/ Richard J. Thomas
            Richard J. Thomas, Principal Financial Officer
            (insert name and title)

Date        December 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue
            J. Christopher Donahue, Principal Executive Officer
Date        December 22, 2005

By          /S/ Richard J. Thomas
            Richard J. Thomas, Principal Financial Officer
Date        December 22, 2005